3662757.12 AMENDED AND RESTATED LOAN AGREEMENT by and among 1180 RAYMOND URBAN RENEWAL, LLC, PACIFIC OAK SOR AUSTIN SUBURBAN PORTFOLIO, LLC, PACIFIC OAK SOR II OAKLAND CITY CENTER, LLC, PACIFIC OAK SOR MARQUETTE PLAZA, LLC, each a Delaware limited liability company, individually and collectively, as Borrower and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and The Other Financial Institutions Party Hereto Dated as of August 28, 2023 BANK OF AMERICA, N.A., as Sole Arranger and Sole Bookrunner Exhibit 10.2

TABLE OF CONTENTS Page -i- ARTICLE 1 - AGREEMENTS:THE LOAN ............................................................................. 2 1.1 General Information and Exhibits ................................................................................... 2 1.2 Joinder and Assumption; Purpose ................................................................................... 3 1.3 Commitment to Lend ...................................................................................................... 4 1.4 Interest Rates ................................................................................................................... 4 1.5 Prepayment ..................................................................................................................... 6 1.6 Payment Schedule and Maturity Date............................................................................. 6 1.7 Payments Generally; Administrative Agent’s Clawback. .............................................. 7 1.8 Evidence of Debt............................................................................................................. 8 1.9 Administrative Borrower ................................................................................................ 9 ARTICLE 2 - TAXES, YIELD PROTECTION, UNAVAILABILITY AND ILLEGALITY ....................................................................................................................................................... 10 2.1 Taxes. ............................................................................................................................ 10 2.2 Illegality ........................................................................................................................ 14 2.3 Inability to Determine Rates ......................................................................................... 15 2.4 Successor Rate .............................................................................................................. 15 2.5 Increased Costs. ............................................................................................................ 17 2.6 Reserved. ....................................................................................................................... 18 2.7 Mitigation Obligations; Replacement of Lenders. ........................................................ 18 2.8 Survival ......................................................................................................................... 19 ARTICLE 3 - RESERVED ........................................................................................................ 19 ARTICLE 4 - AFFIRMATIVE COVENANTS ....................................................................... 19 4.1 Existence; Qualifications .............................................................................................. 19 4.2 Compliance with Laws; Use of Proceeds ..................................................................... 19 4.3 Inspections; Cooperation .............................................................................................. 20 4.4 Payment and Performance of Contractual Obligations. ................................................ 20 4.5 Insurance. ...................................................................................................................... 20 4.6 Adjustment of Condemnation and Insurance Claims ................................................... 23 4.7 Utilization of Net Proceeds. .......................................................................................... 24 4.8 Management; Operation; Maintenance; Repair and Restoration .................................. 24 4.9 Books and Records; Financial Statements; Tax Returns; KYC Information. .............. 27

TABLE OF CONTENTS Page -ii- 4.10 Estoppel Certificates ..................................................................................................... 29 4.11 Taxes; Tax Receipts ...................................................................................................... 29 4.12 Administrative Agent’s Rights to Pay and Perform ..................................................... 29 4.13 Reimbursement; Interest ............................................................................................... 29 4.14 Notification by Borrower .............................................................................................. 30 4.15 Reports and Testing ...................................................................................................... 30 4.16 Fees and Expenses ........................................................................................................ 30 4.17 Appraisals ..................................................................................................................... 31 4.18 Leasing and Tenant Matters .......................................................................................... 31 4.19 Preservation of Rights ................................................................................................... 32 4.20 Income from Property ................................................................................................... 32 4.21 Organizational Restrictions ........................................................................................... 32 4.22 Swap Contracts ............................................................................................................. 33 4.23 Title and Permitted Encumbrances ............................................................................... 33 4.24 Financial Covenants ...................................................................................................... 33 4.25 Controlled Substances ................................................................................................... 33 4.26 Anti-Corruption Laws ................................................................................................... 34 4.27 Release of Lien on Property. ......................................................................................... 34 ARTICLE 5 - NEGATIVE COVENANTS .............................................................................. 35 5.1 Conditional Sales .......................................................................................................... 35 5.2 Insurance Policies and Bonds ....................................................................................... 35 5.3 Commingling ................................................................................................................ 36 5.4 Transfers; Encumbrances; Additional Debt .................................................................. 36 5.5 Sanctions ....................................................................................................................... 36 5.6 Anti-Corruption Laws ................................................................................................... 36 5.7 Contracts. ...................................................................................................................... 36 5.8 Limitation on Restricted Payments ............................................................................... 37 ARTICLE 6 - REPRESENTATIONS AND WARRANTIES ................................................ 37 6.1 Organization, Power and Authority of Borrower; Loan Documents. ........................... 37 6.2 Other Documents; Laws ............................................................................................... 38 6.3 Taxes ............................................................................................................................. 38

TABLE OF CONTENTS Page -iii- 6.4 Legal Actions. ............................................................................................................... 38 6.5 Nature of Loan .............................................................................................................. 38 6.6 Trade Names ................................................................................................................. 38 6.7 Financial Statements ..................................................................................................... 38 6.8 No Material Adverse Change........................................................................................ 38 6.9 ERISA ........................................................................................................................... 38 6.10 Compliance with Laws and Zoning and Other Requirements; Encroachments ........... 39 6.11 Certificates of Occupancy ............................................................................................. 40 6.12 Utilities; Roads; Access ................................................................................................ 40 6.13 Other Liens.................................................................................................................... 40 6.14 No Defaults ................................................................................................................... 40 6.15 Reserved ........................................................................................................................ 40 6.16 No Broker...................................................................................................................... 40 6.17 Not a Foreign Person .................................................................................................... 40 6.18 OFAC ............................................................................................................................ 40 6.19 Anti-Corruption Laws ................................................................................................... 41 6.20 Affected Financial Institution ....................................................................................... 41 6.21 Beneficial Ownership Certification .............................................................................. 41 6.22 Usury; Offsets ............................................................................................................... 41 6.23 Agreements ................................................................................................................... 41 6.24 Management Agreements ............................................................................................. 41 6.25 Flood Zone .................................................................................................................... 42 6.26 Litigation ....................................................................................................................... 42 6.27 Reserved. ....................................................................................................................... 42 6.28 Leases ............................................................................................................................ 42 6.29 Insurance ....................................................................................................................... 43 6.30 Condemnation ............................................................................................................... 43 6.31 Physical Condition ........................................................................................................ 43 6.32 Title ............................................................................................................................... 43 ARTICLE 7 - DEFAULT AND REMEDIES ........................................................................... 44 7.1 Events of Default .......................................................................................................... 44

TABLE OF CONTENTS Page -iv- 7.2 Remedies ....................................................................................................................... 46 ARTICLE 8 - ADMINISTRATIVE AGENT ........................................................................... 47 8.1 Appointment and Authorization of Administrative Agent. .......................................... 47 8.2 Delegation of Duties; Advice........................................................................................ 49 8.3 Liability of Administrative Agent ................................................................................. 50 8.4 Reliance by Administrative Agent; Authorized Signers ............................................... 50 8.5 Notice of Default........................................................................................................... 51 8.6 Credit Decision; Disclosure of Information by Administrative Agent. ........................ 52 8.7 Indemnification of Administrative Agent ..................................................................... 53 8.8 Administrative Agent in Individual Capacity ............................................................... 53 8.9 Successor Administrative Agent ................................................................................... 54 8.10 Releases; Acquisition and Transfers of Collateral. ....................................................... 54 8.11 Application of Payments ............................................................................................... 56 8.12 Administrative Agent Advances. .................................................................................. 57 8.13 Defaulting Lender. ........................................................................................................ 57 8.14 Lender ERISA Representation and Warranty ............................................................... 59 8.15 Benefit ........................................................................................................................... 59 8.16 Co-Agents; Lead Managers .......................................................................................... 59 8.17 Lender Participation in Swap Transactions .................................................................. 59 8.18 Swap Contracts ............................................................................................................. 59 8.19 Recovery of Erroneous Payments ................................................................................. 60 8.20 Borrower Not a Party .................................................................................................... 60 ARTICLE 9 - GENERAL TERMS AND CONDITIONS....................................................... 60 9.1 Consents; Indemnification by Borrower ....................................................................... 60 9.2 Miscellaneous. .............................................................................................................. 62 9.3 Payments Set Aside....................................................................................................... 67 9.4 Successors and Assigns................................................................................................. 67 9.5 Treatment of Certain Information; Confidentiality ....................................................... 71 9.6 Confidentiality .............................................................................................................. 72 9.7 Set-off ........................................................................................................................... 72 9.8 Sharing of Payments ..................................................................................................... 73

TABLE OF CONTENTS Page -v- 9.9 Amendments; Survival.................................................................................................. 73 9.10 Several Obligations; No Liability; No Release ............................................................. 75 9.11 Costs and Expenses ....................................................................................................... 75 9.12 Replacement of Lenders ............................................................................................... 76 9.13 Further Assurances........................................................................................................ 77 9.14 Inducement to Lenders .................................................................................................. 77 9.15 Forum ............................................................................................................................ 77 9.16 Interpretation ................................................................................................................. 78 9.17 [Reserved] ..................................................................................................................... 78 9.18 Commercial Purpose ..................................................................................................... 78 9.19 Usury ............................................................................................................................. 78 9.20 DISPUTE RESOLUTION PROVISION .................................................................. 79 9.21 Service of Process ......................................................................................................... 84 9.22 No Delays; Defaults ...................................................................................................... 84 9.23 USA PATRIOT Act; Beneficial Ownership ................................................................. 85 9.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............. 85 9.25 Acknowledgement Regarding Any Supported QFCs ................................................... 86 9.26 Online Banking Portal................................................................................................... 87 9.27 ENTIRE AGREEMENT ............................................................................................ 87 9.28 Limitation on Liability .................................................................................................. 88 9.29 Third Parties; Benefit .................................................................................................... 88 9.30 Other Transactions ........................................................................................................ 88 9.31 Limited Recourse Provision .......................................................................................... 89 9.32 Additional Representations. .......................................................................................... 89 9.33 Ownership; Merger; Consolidation; Purchase or Sale of Assets. ................................. 90 9.34 Co-Borrowers; Joint and Several Liability. .................................................................. 91 9.35 Keepwell ....................................................................................................................... 95 9.36 Amendment and Restatement; No Novation ................................................................ 96

Page 1 AMENDED AND RESTATED LOAN AGREEMENT THIS AMENDED AND RESTATED LOAN AGREEMENT (this “Agreement”) is made as of August 28, 2023 by and among each lender from time to time a party hereto (individually, a “Lender” and collectively, the “Lenders”), and BANK OF AMERICA, N.A., a national banking association as Administrative Agent, and 1180 RAYMOND URBAN RENEWAL, LLC, a Delaware limited liability company (“Raymond Borrower”), PACIFIC OAK SOR AUSTIN SUBURBAN PORTFOLIO, LLC, a Delaware limited liability company (“Austin Borrower”), PACIFIC OAK SOR II OAKLAND CITY CENTER, LLC, a Delaware limited liability company (“Oakland Borrower”), and PACIFIC OAK SOR MARQUETTE PLAZA, LLC, a Delaware limited liability company (“Marquette Borrower,” and, together with Raymond Borrower, Austin Borrower, and Oakland Borrower, individually and/or collectively as required by context, the “Borrower”). RECITALS: A. Marquette Borrower previously entered into a mortgage loan in the original aggregate principal amount of $70,785,000.00 (the “Existing Marquette Loan”) made to Marquette Borrower by Lender pursuant to loan documents evidencing, securing and otherwise made in connection with the Existing Marquette Loan, including without limitation that certain Loan Agreement dated as of June 6, 2018 (“Existing Marquette Loan Agreement” together with the other loan documents evidencing, securing and otherwise made in connection with the Existing Marquette Loan referred to herein collectively as, the “Existing Marquette Loan Documents”), which Existing Marquette Loan is secured by, among other things, that certain that Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Existing Marquette Mortgage”), executed by Marquette Borrower in favor of Administrative Agent, dated June 6, 2018 and recorded in (i) the Office of the Registrar or Titles, Hennepin County, Minnesota, as Document No. T05536350, and (ii) the Office of the County Recorder, Hennepin County, Minnesota, as Document No. A10560928, encumbering certain real property located in Hennepin County, Minnesota more particularly described on Exhibit A-4 attached hereto; B. Raymond Borrower previously entered into a mortgage loan in the maximum principal amount of $31,070,000.00 (the “Existing Raymond Loan”) made to Raymond Borrower by Bank of America, N.A., pursuant to loan documents evidencing, securing and otherwise made in connection with the Existing Raymond Loan (collectively, the “Existing Raymond Loan Documents”), which Existing Raymond Loan is secured by, among other things, that certain real property located in Essex County, New Jersey more particularly described in the Existing Raymond Loan Documents; C. Austin Borrower previously entered into a mortgage loan in the original aggregate principal amount of $28,600,000.00 (the “Existing Austin Loan”) made to Austin Borrower by Bank of America, N.A., as administrative agent and lender and together with the other lenders party to loan documents evidencing, securing and otherwise made in connection with the Existing Austin Loan (collectively, the “Existing Austin Loan Documents”), which Existing

Page 2 Austin Loan is secured by, among other things, that certain real property located in Travis County, Texas more particularly described in the Existing Austin Loan Documents; and D. Oakland Borrower previously entered into a mortgage loan in the original aggregate principal amount of $103,400,000.00 (the “Existing Oakland Loan” together with Existing Raymond Loan, and Existing Austin Loan shall be referred to herein collectively as “Other Existing Loans”) made to Oakland Borrower by Bank of America, N.A., pursuant to loan documents evidencing, securing and otherwise made in connection with the Existing Oakland Loan (collectively, the “Existing Oakland Loan Documents”), which Existing Oakland Loan is secured by, among other things, that certain real property located in Alameda County, California more particularly described in the Existing Oakland Loan Documents. E. The Existing Marquette Loan is fully disbursed and Lenders have no remaining unfunded commitments thereunder. The outstanding balance of the Existing Marquette Loan is $60,459,501.23. F. Each Borrower is wholly owned, directly or indirectly, by Guarantor (as defined below). G. Marquette Borrower has requested and Administrative Agent and Lender agreed to amend and restate the Existing Marquette Loan Agreement to (i) increase the Aggregate Commitment (as defined below) under the Existing Marquette Loan from $60,459,501.23 to $188,035,943.00 and make an additional advance thereunder in the amount of $127,576,441.77, (ii) extend the term of the Existing Marquette Loan, (iii) join Austin Borrower, Oakland Borrower and Raymond Borrower as additional joint and several co-borrowers with Marquette Borrower under the Existing Marquette Loan, (iv) accept the Raymond Property, Austin Property, and Oakland Property as additional collateral for the Existing Marquette Loan, and (v) make certain other modifications to the Existing Marquette Loan Agreement and the Existing Marquette Loan Documents on the terms and conditions set forth in this Agreement. Now, therefore, in consideration of the premises, and in further consideration of the mutual covenants and agreements herein set forth and of the sum of Ten Dollars ($10.00) paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, covenant and agree as follows: ARTICLE 1 -AGREEMENTS:THE LOAN 1.1 General Information and Exhibits. This Agreement includes all of the Exhibits listed below, all of which Exhibits are attached hereto and made a part hereof for all purposes. Borrower and Lenders agree that if any Exhibit attached to this Agreement contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof. _X_ Exhibit “A-1” - Legal Description of Raymond Land _X_ Exhibit “A-2” - Legal Description of Austin Land _X_ Exhibit “A-3” - Legal Description of Oakland Land _X_ Exhibit “A-4” - Legal Description of Marquette Land _X_ Exhibit “B” - Definitions

Page 3 _X_ Exhibit “C” - Conditions Precedent to the Additional Advance _X_ Exhibit “D-1” - Leasing and Tenant Matters (Austin Property, Oakland Property, and Marquette Property) _X_ Exhibit “D-2” - Leasing and Tenant Matters (Raymond Property) _X_ Exhibit “E” - Assignment and Assumption _X_ Exhibit “F” - Promissory Note _X_ Exhibit “G” - Schedule of Lenders _X_ Exhibit “H” - Swap Contracts _X_ Exhibit “I” - Extension Conditions _X_ Exhibit “J-1” - Financial Covenants _X_ Exhibit “J-2” - Form of Guarantor Compliance Certificate _X_ Exhibit “J-3” - Form of Debt Service Coverage Ratio Certificate _X_ Exhibit “K-1” - Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) _X_ Exhibit “K-2” - Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) _X_ Exhibit “K-3” - Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) _X_ Exhibit “K-4” - Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) _X_ Exhibit “L” - Form of Secured Party Designation Notice _X_ Exhibit “M” - Permitted Encumbrances _X_ Exhibit “N” - Form of Borrower’s Instruction Certificate _X_ Exhibit “O” - Organizational Chart _X_ Exhibit “P” - Borrower Detail Form The Exhibits contain other terms, provisions and conditions applicable to the Loan. Capitalized terms used in this Agreement shall have the meanings assigned to them in Exhibit “B”. The Closing Checklist sets forth the conditions for closing the Loan and recording the Security Instruments. This Agreement and the other Loan Documents, which must be in form, detail and substance satisfactory to Administrative Agent and Lenders, evidence the agreements of Borrower, Administrative Agent and Lenders with respect to the Loan. Borrower shall comply with all of the Loan Documents. 1.2 Joinder and Assumption; Purpose. 1.2.1 Joinder and Assumption. (a) Each of Austin Borrower, Oakland Borrower and Raymond Borrower hereby assumes and agrees to be bound by all of the terms, covenants, representations, warranties and conditions of this Agreement, jointly and severally with Marquette Borrower, and assumes and agrees to be bound hereby as a Borrower as if Austin Borrower, Oakland Borrower and Raymond Borrower, respectively, had originally

Page 4 executed the Existing Marquette Loan Agreement and the other Existing Marquette Loan Documents. (b) Marquette Borrower, Administrative Agent and Lenders hereby consent to the assumption, on a joint and several basis with Marquette Borrower, of this Agreement and the Obligations by Austin Borrower, Oakland Borrower and Raymond Borrower and agree and acknowledge that after the date of this Agreement, Austin Borrower, Oakland Borrower and Raymond Borrower shall be a “Borrower” for all purposes hereunder and each of the other Loan Documents. 1.2.2 Purpose. The proceeds of the Loan shall be used by Borrower solely to refinance Other Existing Loans. 1.3 Commitment to Lend. Borrower agrees to borrow from Lenders, and Lenders severally agree to make, the Additional Advance on the Closing Date to Borrower, which Additional Advance shall be funded directly to BANK OF AMERICA, N.A., on behalf of Borrower, to repay the Other Existing Loans on the terms and subject to the conditions set forth in this Agreement and Exhibit “C”. Advances made by each Lender at any one time outstanding shall not exceed such Lender’s Pro Rata Share of the Loan (except for Administrative Agent with respect to Administrative Agent Advances). Each Lender shall fund its Pro Rata Share of the Additional Advance under this Agreement, provided, however, that no Lender will be required to make an advance in any amount which would cause such Lender’s Pro Rata Share of the outstanding principal balance of the Loan to exceed such Lender’s then-current Commitment hereunder. Lenders’ Commitments to lend pursuant to this Agreement shall expire and terminate automatically (a) if the Loan is prepaid in full, and (b) upon the occurrence of a Default, and (c) on the Maturity Date. The Loan is not revolving. Any amount repaid may not be reborrowed. 1.4 Interest Rates. Subject to the terms and conditions hereof, the unpaid principal balance of the Loan from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the BSBY Rate, computed as provided in Section 1.4.3 below. 1.4.1 Reserved. 1.4.2 Reserved. 1.4.3 Computations and Determinations. All computations of interest for the Base Rate (to the extent applicable) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on the Advance of the Loan for the day on which the Advance is made, and shall not accrue on an Advance, or any portion thereof, for the day on which the Advance or such portion is paid, provided that any Advance that is repaid on the same day on which it is made shall, subject to subject to the provisions in this Agreement addressing payments generally, bear interest for one day. Each determination by Administrative Agent of an interest rate or fee hereunder applicable

Page 5 to the Principal Debt in accordance with this agreement and its determination thereof shall be conclusive and binding for all purposes, absent manifest error. The books and records of Administrative Agent shall be conclusive evidence, in the absence of manifest error, of all sums owing to Lenders from time to time under the Loan Documents, but the failure to record any such information shall not limit or affect the obligations of Borrower under the Loan Documents. With respect to BSBY and the BSBY Rate, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to Borrower and the Lenders reasonably promptly after such amendment becomes effective. Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. 1.4.4 Late Charge. If Borrower shall fail to make any payment due hereunder or under the terms of any Note (other than the Principal Debt due on the Maturity Date) within fifteen (15) days after the date such payment is due, Borrower shall pay to the applicable Lender or Lenders on demand a late charge equal to four percent (4%) of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The “late charge” is imposed for the purpose of defraying the expenses of a Lender incident to handling such defaulting payment. This charge shall be in addition to, and not in lieu of, any other amount that Lenders may be entitled to receive or action that Administrative Agent and Lenders may be authorized to take as a result of such late payment, including any other remedy Lenders may have and any fees and charges of any agents or attorneys which Administrative Agent or, subject to the provisions of Section 4.16, Lenders may employ upon the occurrence of a Default, whether authorized herein or by Law.

Page 6 1.4.5 Default Rate. After the occurrence and during the continuance of a Default (including the expiration of any applicable cure period), upon the request of the Required Lenders, Administrative Agent, without notice or demand, may raise the rate of interest accruing on the Principal Debt under any Loan Document to the lesser of (i) the maximum non-usurious rate of interest allowed under applicable law, or (ii) three hundred (300) basis points above the rate of interest otherwise applicable (“Default Rate”), independent of whether Administrative Agent accelerates the Principal Debt under any Loan Document. 1.5 Prepayment. Borrower may, upon notice to Administrative Agent, at any time or from time to time voluntarily prepay the outstanding principal balance of the Loan in whole or in part, without fee, premium or penalty, provided that such notice must be in a form reasonably acceptable to Administrative Agent and be received by Administrative Agent not later than 11:00 a.m. Administrative Agent’s Time on the date of prepayment. Each such notice shall specify the date and amount of such prepayment. Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by Borrower, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of the Loan shall be accompanied by all accrued interest on the amount prepaid, together with any other sums which have become due to Administrative Agent and Lenders under the Loan Documents on or before the date of prepayment but have not been paid. Subject to Section 8.13, each such prepayment shall be applied to the Loan obligations owing to the Lenders in accordance with their respective Pro Rata Shares. If the Loan is prepaid in full, any commitment of Lenders (if any) for further advances shall automatically terminate. 1.6 Payment Schedule and Maturity Date. (a) The entire principal balance of the Loan then unpaid and all accrued interest then unpaid shall be due and payable in full on the Maturity Date. Prior to maturity, accrued and unpaid interest shall be calculated from and including the first (1st) calendar day of each month through and including the last calendar day of such month, and shall be due and payable in arrears on the first (1st) calendar day of the succeeding calendar month commencing on September 1, 2023. The outstanding principal of the Loan shall be due and payable in equal installments of Seven Hundred Thousand and No/100 Dollars ($700,000.00) each, on the first (1st) Business Day of each month commencing on September 1, 2023 and continuing on the first (1st) Business Day of each succeeding month thereafter until the full and final repayment on the Loan, which monthly amortization payments shall be due in full as required above notwithstanding the payment of any Release Price(s) from time to time pursuant to Section 4.27 below. The entire principal balance of the Loan then unpaid, together with all accrued and unpaid interest and all other amounts payable hereunder and under the other Loan Documents, shall be due and payable in full on the Maturity Date. In addition to the foregoing, Borrower shall make two (2) principal payments on the Loan, each in the amount of Ten Million and No/100 Dollars ($10,000,000.00) (each, a “Required Principal Payment”). The first Required Principal Payment shall be due and payable on December 1, 2023, and the second Required Principal Payment shall be due and payable on December 1, 2024 (the payment of both such Required Principal Payments, in each case, as and when due, is sometimes referred to herein as “Specified Paydown Requirement”).

Page 7 (b) Subject to the conditions set forth in Exhibit “I”, Borrower shall have an option to extend the Maturity Date from the Initial Maturity Date to the First Extended Maturity Date and the First Extended Maturity Date to the Second Extended Maturity Date, as applicable (each such extension period is referred to herein as the “Extension Term”). (c) For the avoidance of doubt, if Borrower elects to extend the Maturity Date pursuant to the conditions set forth in Exhibit “I”, Borrower’s monthly Seven Hundred Thousand and No/100 Dollars ($700,000.00) installment principal payment obligations under Section 1.6(a) above shall continue as specified therein through each Extension Term until the full and final repayment on the Loan. (d) For the avoidance of doubt, the maturity of the Existing Marquette Loan is extended from June 6, 2023 through the Maturity Date (as provided in Section 1.6(a) above). The terms and conditions of the Existing Marquette Loan Documents have been in effect from June 6, 2023 through August 27, 2023 and the terms and conditions of this Agreement and the other Loan Documents are effective as of the date hereof. 1.7 Payments Generally; Administrative Agent’s Clawback. (a) All payments by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, at Administrative Agent’s Office in U.S. Dollars and in immediately available funds not later than 12:00 p.m. (Administrative Agent’s Time) on the date specified herein. Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by Administrative Agent after 12:00 p.m. (Administrative Agent’s Time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) For the avoidance of doubt, Administrative Agent will distribute payments to each Lender, (i) on the date of receipt, if Administrative Agent receives such funds on or before 12:00 p.m. (Administrative Agent’s Time), or (ii) on the Business Day following the date of receipt, if Administrative Agent receives such funds after 12:00 p.m. (Administrative Agent’s Time). If Administrative Agent fails to timely pay any amount to any Lender in accordance with this Section 1.7, Administrative Agent shall pay to such Lender interest on such amount at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, for each day from the day such amount was to be paid until it is paid to such Lender. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of Lenders hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to Lenders the amount due. With respect to any payment that Administrative Agent makes for the account of Lenders hereunder as to which

Page 8 Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) Borrower has not in fact made such payment; (2) Administrative Agent has made a payment in excess of the amount so paid by Borrower (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. (c) A notice of Administrative Agent to any Lender or to Borrower with respect to any amount owing under this Section 1.7 shall be conclusive, absent manifest error. (d) Throughout the term of the Loan, Administrative Borrower shall maintain the Checking Account in good standing with Administrative Agent. Administrative Borrower (and, to the extent applicable, each other Borrower) hereby grants to Administrative Agent a security interest in the Checking Account (and in any other successor or replacement account designated by Administrative Borrower) for the purpose of securing the Obligations. (e) Borrower agrees that monthly payments on the Loan will be deducted automatically on their due dates from the Checking Account (or such other account designated by Administrative Borrower). Administrative Agent is hereby authorized to apply the amounts so debited to Borrower’s obligations under the Loan. Notwithstanding the foregoing, Administrative Agent will not automatically deduct the principal payment at maturity from the Checking Account (or such other account designated by Administrative Borrower). (f) Administrative Agent will debit the Checking Account (or such other account designated by Administrative Borrower) on the dates the payments become due. If a due date does not fall on a Business Day, Administrative Agent will debit the Checking Account (or such other account designated by Administrative Borrower) on the first Business Day following the due date. (g) Borrower shall maintain sufficient funds in the Checking Account (or such other account designated by Administrative Borrower) on the dates Administrative Agent enters debits authorized by this Agreement. If there are insufficient funds in the Checking Account (or such other account designated by Administrative Borrower) on the date Administrative Agent enters any debit authorized by this Agreement, without limiting Administrative Agent’s other remedies in such an event, the debit will be reversed in whole or in part, in Administrative Agent’s sole and absolute discretion, and such amount not debited shall be deemed to be unpaid and shall be immediately due and payable in accordance with the terms of this Agreement. 1.8 Evidence of Debt. Amounts of the Loan funded by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive, in the absence of manifest error, of the amounts of the Loan funded by Lenders to Borrower, the interest and payments thereon, and all other sums

Page 9 owing to Administrative Agent and each Lender from time to time under the Loan Documents. Any failure to so record such information or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Indebtedness or the obligations of the Property under the Loan Documents. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. Each Lender may attach schedules to its Note(s) and endorse thereon the date, amount and maturity of the applicable Note and payments with respect thereto. 1.9 Administrative Borrower. Each Borrower hereby irrevocably appoints Marquette Borrower as the borrowing agent and attorney-in-fact for all Borrowers (“Administrative Borrower”), which appointment shall remain in full force and effect unless and until Administrative Agent shall have received prior written notice signed by each Borrower (and approved in writing by Administrative Agent, which approval shall not be unreasonably withheld, conditioned or delayed) that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Administrative Agent and all Lenders with all notices and instructions under this Agreement and the other Loan Documents, (ii) to establish all accounts required pursuant to the Loan Documents in its own name, in the name of any one or more Borrowers, or in any other manner as may be required by Administrative Agent, (iii) to request and receive on behalf of Borrowers the proceeds of the Loan and any and all disbursements from any collateral or reserve accounts established pursuant to the Loan Documents, and (iv) to take any and all actions as the Administrative Borrower deems appropriate to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and the other Loan Documents. It is understood that the handling of the Loan in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and none of Administrative Agent or any Lender shall incur any liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan in a combined fashion since the successful operation of each Borrower and the Property is dependent on the continued successful performance of the integrated group. In the event that Administrative Agent or any Lender receives any conflicting request or instruction from Administrative Borrower and any other Borrower, the request or instruction from Administrative Borrower shall control. To induce Administrative Agent and Lenders to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify Administrative Agent and each Lender and hold Administrative Agent and each Lender harmless against any and all liability, expense, loss or claim of damage or injury, made against Administrative Agent or any Lender by any Borrower or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan by Administrative Borrower as herein provided, (b) Administrative Agent or any Lender(s) relying on any instructions of Administrative Borrower, (c) any other action taken by Administrative Agent or any Lender hereunder or under the other Loan Documents at the request of Administrative Borrower, or (d) any other action taken by Administrative Borrower hereunder or under the Loan Documents; provided that none of Administrative Agent nor any Lender shall be entitled to any indemnification from any claim, loss, cost or expense caused solely by its own gross negligence or willful misconduct.

Page 10 ARTICLE 2 - TAXES, YIELD PROTECTION, UNAVAILABILITY AND ILLEGALITY 2.1 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of Administrative Agent) require the deduction or withholding of any Tax from any such payment by Administrative Agent or Borrower, then Administrative Agent or Borrower shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to Section 2.1(e). (ii) If Borrower or Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) Administrative Agent shall withhold or make such deductions as are determined by Administrative Agent to be required based upon the information and documentation it has received pursuant to Section 2.1(e), (B) Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by Borrower, as applicable, shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 2.1) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iii) If Borrower or Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) Borrower or Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to Section 2.1(e), (B) Borrower or Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 2.1) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by Borrower. Without limiting the provisions of Section 2.1(a) above, Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Administrative Agent or any Lender

Page 11 reimburse Administrative Agent or such Lender within fifteen (15) days after demand for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) Borrower shall, and does hereby indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.1) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Borrower shall, and does hereby indemnify Administrative Agent, and shall make payment in respect thereof within fifteen (15) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to Administrative Agent as required pursuant to Section 2.1(c)(ii). (ii) Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (A) Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (B) Administrative Agent and Borrower, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.4(d) relating to the maintenance of a Participant Register and (C) Administrative Agent and Borrower against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent or Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender as the case may be, under this Agreement or any other Loan Document against any amount due to Administrative Agent under this Section 2.1(c)(ii). (d) Evidence of Payments. Upon written request by Borrower or Administrative Agent, as the case may be, after any payment of Taxes by Borrower or by Administrative Agent to a Governmental Authority as provided in this Section 2.1, Borrower shall deliver to Administrative Agent or Administrative Agent shall deliver to Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to Borrower or Administrative Agent, as the case may be.

Page 12 (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (A), (B) and (D) of Section 2.1(e)(ii)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

Page 13 (II) executed copies of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN- E (or W-8BEN, as applicable); or (IV) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit “K-2” or Exhibit “K-3”, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit “K-4” on behalf of each such direct and indirect partner. (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable written request of Borrower or Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for

Page 14 purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 2.1 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section, it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that Borrower, upon the request of the Recipient, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Subsection, in no event will the applicable Recipient be required to pay any amount to Borrower pursuant to this Subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrower or any other Person. (g) Reserved. (h) Survival. Each party’s obligations under this Section 2.1 shall survive the resignation or replacement of Administrative Agent, or the assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations. 2.2 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loan advances whose interest is determined by reference to the BSBY Screen Rate, or to determine or charge interest rates based upon the BSBY Screen Rate, then, upon notice thereof by such Lender to Borrower (through Administrative Agent), any obligation of such Lender to make or maintain BSBY Rate Advances shall be suspended, in each case until such Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, Borrower shall, upon demand from such Lender (with a copy to Administrative Agent), prepay, or, if applicable,

Page 15 convert all BSBY Rate Principal to Base Rate Principal. Upon any such prepayment or conversion, Borrower shall also pay accrued interest on the amount so prepaid or converted. 2.3 Inability to Determine Rates. If in connection with any request for a BSBY Rate Advance, (a) Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) no Successor Rate has been determined in accordance with Section 2.4, and the circumstances under Section 2.4(a) or the Scheduled Unavailability Date has occurred (as applicable), or (ii) adequate and reasonable means do not exist for determining the BSBY Daily Floating Rate for any proposed or existing BSBY Rate Advances or BSBY Rate Principal, or (b) Administrative Agent or Required Lenders determine that for any reason the BSBY Daily Floating Rate does not adequately and fairly reflect the cost to such Lenders of funding any proposed BSBY Rate Advance, Administrative Agent will promptly so notify Borrower and each Lender. Thereafter, the obligation of Lenders to make BSBY Rate Advances or maintain BSBY Rate Principal shall be suspended (to the extent of the affected BSBY Rate Advances or BSBY Rate Principal), in each case until Administrative Agent (or, in the case of a determination by Required Lenders described in clause (b) above, until Administrative Agent upon instruction of Required Lenders) revokes such notice. During the period of such suspension, all proposed advances and all amounts from day to day outstanding which are not past due, shall bear interest at a fluctuating rate of interest per annum equal to the Base Rate. 2.4 Successor Rate. Notwithstanding anything to the contrary herein or in any other Loan Documents, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or Borrower or Required Lenders notify Administrative Agent (with, in the case of Required Lenders, a copy to Borrower) that Borrower or Required Lenders (as applicable) have determined, that: (a) adequate and reasonable means do not exist for ascertaining one (1) month interest periods of BSBY, including, because the BSBY Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (b) Bloomberg or any successor administrator of the BSBY Screen Rate or a Governmental Authority having jurisdiction over Administrative Agent or Bloomberg or such administrator with respect to its publication of BSBY, in each case acting in such capacity, has made a public statement identifying a specific date after which one (1) month interest periods of BSBY or the BSBY Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. Dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to Administrative Agent, that will continue to provide such interest periods of BSBY after such specific date (the latest date on which one (1) month interest periods of BSBY or the BSBY Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a time and date determined by Administrative Agent (any such date, the “BSBY Replacement Date”), which date shall be on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled

Page 16 Unavailability Date, the BSBY Screen Rate will be replaced hereunder and under any Loan Document with, subject to the proviso below, the first available alternative set forth in the order below for any payment period for interest calculated that can be determined by Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”): (i) Term SOFR plus the SOFR Adjustment; and (ii) Daily Simple SOFR plus the SOFR Adjustment; provided that, if initially the BSBY Screen Rate is replaced with the rate contained in clause (ii) above (Daily Simple SOFR plus the SOFR Adjustment) and subsequent to such replacement, Administrative Agent determines that Term SOFR has become available and is administratively feasible for Administrative Agent in its sole discretion, and Administrative Agent notifies Borrower and each Lender of such availability, then with Borrower’s written consent from and after the relevant interest payment date or the beginning of the relevant payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Successor Rate shall be Term SOFR plus the SOFR Adjustment. If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (A) if Administrative Agent determines that neither of the alternatives set forth in clauses (i) and (ii) above is available on or prior to the BSBY Replacement Date or (B) if the events or circumstances of the type described in Section 2.4(a) or (b) have occurred with respect to the Successor Rate then in effect, then in each case, Administrative Agent and Borrower may amend this Agreement solely for the purpose of replacing BSBY or any then current Successor Rate in accordance with this Section at any relevant interest payment date or the end of any payment period for interest calculated, as applicable, with another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a Successor Rate. Any such amendment shall become effective at 5:00 p.m. Administrative Agent’s Time on the fifth (5th) Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and Borrower unless, prior to such time, Lenders comprising Required Lenders have delivered to Administrative Agent written notice that such Required Lenders object to such amendment. Administrative Agent will promptly (in one or more notices) notify Borrower and each Lender of the implementation of any Successor Rate.

Page 17 Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent (0.00%), the Successor Rate will be deemed to be zero percent (0.00%) for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to Borrower and the Lenders reasonably promptly after such amendment becomes effective. 2.5 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition, cost or expense affecting this Agreement or BSBY Rate Advances made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan advance (or of maintaining its obligation to maintain any such Loan advance), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, any Note, the Commitments of such Lender or the advances made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration

Page 18 such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 2.5(a) or Section 2.5(b) and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. (d) Delay in Responses. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.5 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.5 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof). Subject to the foregoing, all of Borrower’s obligations under this Section shall survive payment in full, satisfaction or discharge of the Indebtedness, the resignation or removal of Administrative Agent or replacement of any Lender, and any release, enforcement or termination of this Agreement or of any other Loan Documents. 2.6 Reserved. 2.7 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any advance to Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of such Lender to make any such advance or of Borrower to repay the advance in accordance with the terms of this Agreement. If any Lender requests compensation under Section 2.5, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.1, or if any Lender gives a notice pursuant to Section 2.2, then at the written request of Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.1 or 2.5 in the future, or eliminate the need for the notice pursuant to Section 2.2, and (ii) in each case, would not subject such Lender, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender, as the case may be. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment within ten (10) days of written demand of such Lender.

Page 19 (b) Replacement of Lenders. If any Lender requests compensation under Section 2.5, or if Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.1 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.7(a), Borrower may replace such Lender in accordance with Section 9.12. 2.8 Survival. All of Borrower’s obligations under this Article 2 shall survive the resignation or replacement of Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations. Each Lender may make any advance to Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of such Lender to make any such advance or of Borrower to repay the advance in accordance with the terms of this Agreement. ARTICLE 3 - RESERVED ARTICLE 4 -AFFIRMATIVE COVENANTS Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that: 4.1 Existence; Qualifications. Each Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and comply in all material respects with all Laws applicable to it, shall not cease to be validly existing and in good standing under the laws of the State of Delaware or cease to be authorized to do business in, and in good standing in, each state in which the applicable Property owned by such Borrower is located. Borrower shall at all times maintain, preserve and protect all material franchises and trade names used in connection with the operation of each Property. If requested by Administrative Agent, Borrower shall provide a certification certifying that it is not a foreign corporation, foreign partnership, foreign trust, foreign estate or nonresident alien or a disregarded entity owned by any of them (as those terms are defined in the Code), together with such additional information as Administrative Agent may reasonably request with respect to such certification. 4.2 Compliance with Laws; Use of Proceeds. Borrower shall comply with all Laws and, in all material respects, all Requirements, including without limitation, all orders, writs, injunctions, decrees and demands of any court or any Governmental Authority affecting Borrower or any Property. Borrower shall not, by act or omission, knowingly permit any building or other improvement not subject to the lien of a Security Instrument to rely on the Property or any interest therein to fulfill any Law or Requirement. Borrower shall comply with the Controlled Substances Act and all applicable anti-money laundering Laws. Borrower shall use all proceeds of the Loan for business purposes which are not in contravention of any Law or any Loan Document. Borrower shall furnish Administrative Agent, on demand, commercially reasonable proof of compliance with this Section reasonably satisfactory in all respects to Administrative Agent.

Page 20 If Borrower receives a written notice or written claim from any Person that the Property or any use, operation, occupancy, maintenance or other activity thereof or thereon is not in material compliance with any Law or Requirement, Borrower will promptly furnish a copy of such notice or claim to Administrative Agent. 4.3 Inspections; Cooperation. Borrower shall permit representatives of Administrative Agent to enter upon the Land, to inspect the Improvements and any and all materials to be used in connection with any construction at the Property, including any construction of tenant improvements, to examine all detailed plans and shop drawings and similar materials as well as all books and records of Borrower (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom and to discuss the affairs, finances and accounts pertaining to the Loan and the Improvements with representatives of Borrower. Borrower shall at all times cooperate and use commercially reasonable efforts to cause each and every one of its contractors, subcontractors and material suppliers to cooperate with the representatives of Administrative Agent in connection with or in aid of the performance of Administrative Agent’s functions under this Agreement. Except in the event of an emergency, Administrative Agent shall give Borrower at least twenty-four hours’ notice by telephone in each instance before entering upon the Land and/or exercising any other rights granted in this Section. 4.4 Payment and Performance of Contractual Obligations. Subject to the terms of the applicable Security Instrument, Borrower shall perform in a timely manner all of its obligations under any and all contracts and agreements (in accordance with the terms thereof) related to any construction activities at the Property or the maintenance or operation of the Improvements, and Borrower will pay before they become delinquent all bills for services or labor performed and materials supplied in connection with such construction, maintenance and/or operation. Within thirty (30) days after the filing of any mechanic’s lien or other lien or encumbrance against the Property, Borrower will promptly discharge the same by payment or filing a bond or otherwise as permitted by Law. So long as Administrative Agent’s and Lenders’ security has been protected by the filing of a bond or otherwise in a manner reasonably satisfactory to Administrative Agent in its reasonable discretion, Borrower shall have the right to contest in good faith any claim, lien or encumbrance, provided that Borrower does so diligently and without prejudice to Administrative Agent or any Lender or delay in completing construction of any tenant improvements. 4.5 Insurance. (a) Borrower shall obtain and maintain at Borrower’s sole expense: (i) property insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such additional hazards as are presently included in “Special Form” (also known as “all-risk”) coverage and against any and all acts of terrorism and such other insurable hazards as Administrative Agent may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Borrower and Administrative Agent from becoming a coinsurer, such insurance to be in “builder’s risk” completed value (non-reporting) form during and with respect to any construction on the Property; (ii) if and to the extent Subsection (b) of this Section applies, a flood insurance policy in accordance with Subsection (b) below; (iii)

Page 21 general liability insurance, on an “occurrence” basis, against claims for “personal injury” liability, including bodily injury, death or property damage liability, for the benefit of Borrower as named insured and Administrative Agent as additional insured; (iv) statutory workers’ compensation insurance with respect to any work on or about the Property (including employer’s liability insurance, if required by Administrative Agent), covering all employees of Borrower and any contractor; (v) if there is a general contractor, commercial general liability insurance, including products and completed operations coverage, and in other respects similar to that described in clause (iii) above, for the benefit of the general contractor as named insured and Borrower and Administrative Agent as additional insureds, in addition to statutory workers’ compensation insurance with respect to any work on or about the Property (including employer’s liability insurance, if required by Administrative Agent), covering all employees of the general contractor and any contractor; and (vi) such other insurance on the Property and endorsements as may from time to time be reasonably required by Administrative Agent (including soft cost coverage, automobile liability insurance, business interruption insurance or delayed rental insurance, boiler and machinery insurance, earthquake insurance, wind insurance, volcano insurance, sinkhole coverage, and/or permit to occupy endorsement) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, limits and retentions, and in forms reasonably satisfactory to Administrative Agent, and shall require not less than ten (10) days’ prior written notice to Administrative Agent of any cancellation for nonpayment of premiums, and not less than thirty (30) days’ prior written notice to Administrative Agent of any other cancellation or any change of coverage. All insurance companies must be qualified, authorized, or licensed to do business in the state in which the Property is located and must have an A.M. Best Company financial and performance ratings of A-:IX or better. All insurance policies maintained, or caused to be maintained, with respect to the Property, except for general liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Borrower or Administrative Agent and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Agreement or any other Loan Document becomes insolvent or the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law, or if in Administrative Agent’s reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Borrower shall, in each instance promptly upon its discovery thereof or upon the written request of Administrative Agent therefor, and at Borrower’s expense, promptly obtain and deliver to Administrative Agent a like policy (or, if and to the extent permitted by Administrative Agent, acceptable evidence of insurance) issued by another insurer, which insurer and policy meet the requirements of this Agreement or such other Loan Document, as the case may be. Without limiting the discretion of Administrative Agent with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee “Loss Payee” clause (without contribution) naming Administrative Agent as “Loss Payee” with loss proceeds payable to Administrative Agent notwithstanding (A) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named or additional insured; (B) the occupation or use of the Property for purposes more hazardous than permitted by

Page 22 the terms of any such policy; (C) any foreclosure or other action by Administrative Agent under the Loan Documents; or (D) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. Borrower shall pay all premiums on policies required hereunder as they become due and payable. If any loss occurs at any time when Borrower has failed to perform Borrower’s covenants and agreements in this Subsection with respect to any insurance payable because of loss sustained to any part of the Property whether or not such insurance is required by Administrative Agent, Administrative Agent shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Borrower, to the same extent as if it had been made payable to Administrative Agent. Notwithstanding anything in this Section 4.5 to the contrary, Borrower may satisfy any insurance requirement hereunder by providing one or more “blanket” insurance policies, subject to Administrative Agent’s approval in each instance as to limits, coverages, forms, deductibles, inception and expiration dates, and cancellation provisions (which approval shall not be unreasonably withheld). (b) This Subsection applies if and to the extent any portion of the Improvements or any other structure is, are or in the future may be, under the Flood Insurance Laws, in a Special Flood Hazard Area. Borrower shall obtain and maintain at Borrower’s sole expense, a flood insurance policy on the Improvements and any such other structure in an amount required by Administrative Agent, but in no event less than the amount sufficient to meet the requirements of applicable Law, as such requirements may from time to time be in effect. If applicable, the flood insurance policy shall be obtained as a condition to closing of the Loan. In addition to the foregoing, Borrower shall obtain and maintain at Borrower’s expense, a flood insurance policy on any building materials and supplies and any personal property contents owned by Borrower, as soon as a flood insurance policy on such building materials, supplies and contents can be obtained, to the extent Administrative Agent and Lenders take a security interest in such building materials, supplies, and/or personal property contents, in an amount required by Administrative Agent, but in no event less than the amount sufficient to meet the requirements of applicable Law, as such requirements may from time to time be in effect. (c) Borrower shall promptly deliver to Administrative Agent evidence reasonably satisfactory to Administrative Agent of the timely payment of all premiums on the policies required hereunder. The originals of each renewal or substitute policy (or to the extent permitted by Administrative Agent, a copy thereof and such evidence of insurance as may be acceptable to Administrative Agent) shall be delivered to Administrative Agent, with all premiums paid fully current, prior to the termination of the policy it renews or replaces. (d) Administrative Agent may retain, at Borrower’s sole expense, an independent insurance consultant to evaluate the sufficiency of the insurance to be carried by Borrower pursuant to this Section and to advise Administrative Agent with respect to such other insurance as may be necessary and prudent to protect the Lenders’ security for repayment of the Loan; provided, however, that, so long as no Default shall have occurred and be continuing, Borrower shall only be obligated to pay for such independent evaluation one (1) time per calendar year. (e) Solely during the occurrence and continuation of a Default, Administrative Agent shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive all Insurance Proceeds for loss of or damage to the Property, regardless of

Page 23 whether the applicable insurance policies are required by Administrative Agent, and the expenses incurred by Administrative Agent, including reasonable attorneys’ fees, in the adjustment and collection of Insurance Proceeds shall be a part of the Indebtedness and shall be due and payable to Administrative Agent on demand. Administrative Agent shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Borrower. Any Insurance Proceeds received by Borrower or Administrative Agent shall be applied as provided in Sections 4.6 and 4.7. Regardless of the application of any Insurance Proceeds, the unpaid portion of the Indebtedness and other Obligations shall remain in full force and effect and the payment thereof shall not be excused. Borrower shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property. (f) Upon any foreclosure of any Security Instrument or transfer of title to any Property in extinguishment of the whole or any part of the Obligations, all of Borrower’s right, title and interest in and to the applicable insurance policies with respect to such applicable Property referred to in this Section (including unearned premiums) and all Insurance Proceeds payable thereunder shall vest thereupon in the purchaser at foreclosure or such other transferee, to the extent permissible under such policies. 4.6 Adjustment of Condemnation and Insurance Claims. Borrower shall give prompt Notice to Administrative Agent of any Casualty or any Condemnation or threatened Condemnation. Administrative Agent is authorized, at its sole and absolute option and upon prior written notice to Borrower, to commence, appear in and prosecute, in its own or Borrower’s name, any action or proceeding relating to any Condemnation or Casualty, and to make proof of loss for and to settle or compromise any Claim in connection therewith. In such case, Administrative Agent shall have the right to receive all Condemnation Awards and Insurance Proceeds, and may deduct therefrom all of its Expenses. However, so long as no Default has occurred and Borrower is diligently pursuing its rights and remedies with respect to a Claim, Administrative Agent will obtain Borrower’s written consent (which consent shall not be unreasonably withheld or delayed) before making proof of loss for or settling or compromising such Claim. Borrower agrees to diligently assert its rights and remedies with respect to each Claim and to promptly pursue the settlement and compromise of each Claim subject to Administrative Agent’s approval, which approval shall not be unreasonably withheld or delayed. If any Condemnation Awards or Insurance Proceeds are paid to Borrower, Borrower shall receive the same in trust for Administrative Agent. Within ten (10) days after Borrower’s receipt of any Condemnation Awards or Insurance Proceeds, Borrower shall deliver such awards or proceeds to Administrative Agent in the form in which they were received, together with any endorsements or documents that may be necessary to effectively negotiate or transfer the same to Administrative Agent; provided, however, so long as no Default or Potential Default has occurred and is continuing, a Condemnation award of less than One Million Dollars ($1,000,000) with respect to any single Condemnation, and Insurance Proceeds of less than One Million Dollars ($1,000,000) with respect to any single Casualty, may be retained by Borrower, which funds shall be used by Borrower to restore the Property. Borrower agrees to execute and deliver from time to time, upon the written request of Administrative Agent, such further instruments or

Page 24 documents as may be reasonably requested by Administrative Agent to confirm the grant and assignment to Administrative Agent of any Condemnation Awards or Insurance Proceeds. 4.7 Utilization of Net Proceeds. (a) Net Proceeds must be utilized either for payment of the Obligations or for the restoration of the Property. Net Proceeds shall be utilized for the restoration of the affected Property, but only if no Default shall exist and only if in the reasonable judgment of Administrative Agent (i) there has been no material adverse change in the financial viability of the affected Improvements and (ii) the Net Proceeds, together with other funds deposited with Administrative Agent for that purpose, are sufficient to pay the cost of the restoration pursuant to a budget and plans and specifications reasonably approved by Administrative Agent. Otherwise, Net Proceeds shall be utilized for payment of the Obligations. (b) If Net Proceeds are to be utilized for the restoration of the affected Property, the Net Proceeds, together with any other funds deposited with Administrative Agent for that purpose, must be deposited in a Borrower’s Deposit Account, which shall be an interest-bearing account, with all accrued interest to become part of Borrower’s deposit. Borrower agrees that it shall include all interest and earnings on any such deposit as its income (and, if Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all funds on deposit in Borrower’s Deposit Account for federal and applicable state and local tax purposes. Administrative Agent shall have the exclusive right to manage and control all funds in Borrower’s Deposit Account, but Administrative Agent shall have no fiduciary duty with respect to such funds. Administrative Agent will advance the deposited funds from time to time to Borrower for the payment of costs of restoration of the Property upon presentation of evidence acceptable to Administrative Agent that such restoration has been completed satisfactorily and lien-free. Any account fees and charges may be deducted from the balance, if any, in Borrower’s Deposit Account. Borrower grants to Administrative Agent a security interest in Borrower’s Deposit Account and all funds hereafter deposited to such deposit account, and any proceeds thereof, as security for the Obligations. Such security interest shall be governed by the Uniform Commercial Code of the State, and Administrative Agent shall have available to it all of the rights and remedies available to a secured party thereunder. Borrower’s Deposit Account may be established and held in such name or names as Administrative Agent shall deem appropriate, including in the name of Administrative Agent. Borrower hereby constitutes and appoints Administrative Agent and any officer or agent of Administrative Agent its true and lawful attorneys-in-fact with full power of substitution to open Borrower’s Deposit Account and to do any and every act that Borrower might do on its own behalf to fulfill the terms of this Section 4.7. To the extent permitted by Law, Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. It is understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. 4.8 Management; Operation; Maintenance; Repair and Restoration. (a) Management. Borrower at all times shall (i) provide for the competent and responsible management and operation of the Property, and (ii) promptly perform and observe all of the material covenants required to be performed and observed by it under any management

Page 25 contract, including the Management Agreement, and do all things necessary to preserve and to keep unimpaired its material rights thereunder. At all times, Borrower shall cause the Property to be managed by an Approved Manager. All management contracts, including the Management Agreement, affecting the Property shall be terminable upon thirty (30) days’ written notice without penalty or charge (except for unpaid accrued management fees). All management contracts (including the Management Agreement), modifications or waiver of any right of Borrower under of any management contract (including the Management Agreement), or any terminations thereof must be approved in writing by Administrative Agent prior to the execution of the same (which approval shall not be unreasonably withheld or delayed). (b) Operation. (i) Borrower will operate the Property in a manner and at a level consistent with good management and operating practices for comparable competitive properties and will pay all fees or charges of any kind in connection therewith. Borrower will keep the Property occupied so as to not impair the insurance carried thereon. Borrower will not use or occupy or conduct any activity on, or knowingly allow the use or occupancy of or the conduct of any activity on, the Property in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable or increases the premium of, any insurance set forth in Section 4.5 then in force with respect thereto. Borrower shall not knowingly commit, permit or suffer to exist any act or omission, including any use or occupancy of, or activity at or on, the Property, which affords any Governmental Authority the right of forfeiture as against the Property, or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents. (ii) Borrower will preserve, protect, renew, extend and retain all requisite rights, powers, authority, privileges and franchises in all material respects to carry on its business and to own and operate the Property in accordance with the Leases, the Permitted Encumbrances and otherwise in accordance with this Agreement, and all other material rights and privileges granted for or applicable to the Property. Borrower will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property without Administrative Agent’s prior written consent (not to be unreasonably withheld or delayed). Borrower shall not use or knowingly permit the use of any Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Law. If under applicable zoning provisions, the use of all or any portion of any Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the prior written consent of Administrative Agent. (iii) Without Administrative Agent’s prior written approval, and subject to the consent of Required Lenders, as to parties, terms and all other matters, Borrower shall not apply for or accept any PACE Financing. Borrower will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Administrative

Page 26 Agent. Without the prior written consent of Administrative Agent, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. (iv) Borrower will cause all debts and liabilities of any character (including without all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid, except to the extent that Borrower is then contesting such debt, liability or charge in accordance with the terms and conditions of the Loan Documents. (c) Maintenance; Repair; Restoration. (i) Borrower shall keep the Property in such order, repair, operating condition and appearance as is consistent with good management and operating practices for comparable competitive properties, causing all necessary and material repairs, renewals, replacements, additions and improvements to be promptly made with good quality materials and in a good and workmanlike manner, and shall not knowingly allow the Property to be the subject of any material waste, misuse, abuse or deterioration, subject, however, to the other provisions of this Agreement and the other Loan Documents requiring consent or approval of Administrative Agent. If any act or occurrence of any kind or nature (including any Condemnation or any Casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of any Property, Borrower shall give prompt notice thereof to Administrative Agent and Borrower shall promptly, at Borrower’s sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose pursuant to Section 4.7 or otherwise, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as practicable to its value, condition and character immediately prior to the damage, loss or destruction; provided, however, Borrower shall have no obligation to restore any Condemnation or Casualty affecting any Property if (A) Administrative Agent has received Net Proceeds in connection therewith, (B) Borrower has satisfied the applicable conditions set forth in Section 4.7 above for the release to Borrower of such Net Proceeds, and (C) Administrative fails to release such Proceeds to Borrower for such purpose. (ii) Notwithstanding the foregoing, Borrower shall not, without the prior written consent of Administrative Agent, (i) remove from any Property any fixtures or personal property comprising Property except such as is replaced by Borrower by an article of equal suitability and value, owned by Borrower, free and clear of any lien or security interest (except that created by such Security Instrument or any other Loan Document), or (ii) make any alteration to the Property; provided, however, that the consent of Administrative Agent shall not be required in the case of (x) any alteration which individually does not cost more than $1,000,000.00, or the cost of which, when aggregated with the total cost of all alterations in the applicable calendar year, does not

Page 27 result in costs in excess of $2,500,000.00; (y) any alteration required pursuant to any Lease entered into in accordance with Exhibit “D-1” or Exhibit “D-2” and any other provision of this Agreement and the other Loan Documents and (z) any alteration in connection with a restoration following Casualty or Condemnation, or otherwise required for the maintenance and upkeep of the Property in accordance with the Loan Documents that could not reasonably be expected to have a Material Adverse Effect. 4.9 Books and Records; Financial Statements; Tax Returns; KYC Information. Borrower shall provide or cause to be provided to Administrative Agent all of the following: (a) Unaudited balance sheet and income statement of Borrower for each calendar year, as soon as reasonably practicable and in any event within one hundred-twenty (120) days after the close of each calendar year. (b) Unaudited Financial Statements of Guarantor: (i) for each fiscal year, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year, and (ii) for the first three (3) fiscal quarters, as soon as reasonably practicable and in any event within sixty (60) days after the close of each such fiscal quarter. In the event that Pacific Oak Strategic Opportunity REIT, Inc. shall no longer file with the Securities and Exchange Commission fiscal year-end audited consolidated financial statements which include the results of operation of Guarantor, either (i) the financial statements of Guarantor to be delivered to Administrative Agent shall be audited by a third-party certified public accountant reasonably satisfactory to Administrative Agent, or (ii) Guarantor shall deliver to Administrative Agent audited consolidated financial statements of Pacific Oak Strategic Opportunity REIT, Inc. which include the results of operation of Guarantor. (c) (i) prior to the beginning of each calendar year, a capital and operating budget for each Property (in each case, a “Budget”); and (ii) for each calendar quarter (and for the calendar year through the end of that calendar quarter) (A) property operating statements, which include all income and expenses in connection with the Property, including in each case a comparison to the Budget, (B) rent rolls, (C) a current leasing status report (including tenants’ names, occupied tenant space, lease terms, rents, vacant space and proposed rents), (D) a statement of sources and uses evidencing cash flow into and out of each Borrower, and (E) a certificate in the form of Exhibit “J-3,” confirming, among the other items specified therein, (1) the calculation of the Debt Service Coverage Ratio for such quarter in form and detail reasonably acceptable to Administrative Agent, and (2) compliance with Section 5.8 of this Agreement, as soon as reasonably practicable but in any event within sixty (60) days after the end of each such calendar quarter, certified in writing as true and correct by a representative of Borrower reasonably satisfactory to Administrative Agent. Items provided under this Section shall be in form and detail reasonably satisfactory to Administrative Agent. (d) From time to time promptly after Administrative Agent’s or, subject to the provisions of Section 4.9(e), any Lender’s reasonable request, such additional information, reports and statements respecting the Property and/or Improvements, or the business operations and financial condition of each reporting party, as Administrative Agent or any Lender, subject to the provisions of Section 4.9(e), may reasonably request.

Page 28 Borrower will keep and maintain full and accurate books and records administered in accordance with sound accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and the operation thereof. All Financial Statements shall be in form and detail satisfactory to Administrative Agent. All reports, statements, plans, Budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Borrower to Administrative Agent in connection with the Loan (including all financial statements and financial information) will be true, correct and complete in all material respects as of their respective dates and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading in any material respect. All certifications and signatures on behalf of corporations, partnerships, limited liability companies or other entities shall be by a representative of the reporting party satisfactory to Administrative Agent. Except as otherwise referenced above, all year-end Financial Statements of Borrower and Guarantor may be prepared by the reporting party. All quarterly Financial Statements may be prepared by the applicable reporting party and shall include a minimum of a balance sheet, income statement, and statement of cash flow. Borrower shall provide, upon Administrative Agent’s request, convenient facilities for the audit and verification of any such statement. Additionally, Borrower will provide Administrative Agent at Borrower’s expense with all evidence that Administrative Agent may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Borrower shall promptly notify Administrative Agent of any event or condition that could reasonably be expected to have a Material Adverse Effect. (e) Any request by any Lender (other than any request pursuant to Section 9.25) to Borrower or Guarantor pursuant to this Agreement or any other Loan Document must be made by such Lender first notifying Administrative Agent of such Lender’s request, and Administrative Agent then making such request (which Administrative Agent agrees to do promptly after receiving any request from a Lender) to Borrower or Guarantor, as applicable, on behalf of such Lender; it being understood and agreed that no Lender shall directly contact Borrower or Guarantor to make any request and that all such requests must be made through Administrative Agent. Notwithstanding anything to the contrary in this Agreement, any request by any Lender pursuant to Section 9.25 shall be made directly from such Lender to Borrower and/or Guarantor and shall not be subject to this Section 4.9(e). (f) Concurrently with the delivery of the Guarantor Financial Statements referenced in Section 4.9(b) above, Guarantor shall provide a duly completed compliance certificate in the form attached hereto as Exhibit J-2 of Unencumbered Liquid Assets and Tangible Net Worth, which shall contain sufficient detail (including bank statements and brokerage statements) to enable Administrative Agent to determine whether Guarantor has maintained sufficient Unencumbered Liquid Assets and Tangible Net Worth to comply with the requirements set forth in Exhibit J-1. (g) Promptly following any request therefor, Borrower shall provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws (provided, however, so long as Pacific Oak Strategic Opportunity REIT, Inc. maintains its status as an entity registered with the Securities Exchange Commission under the Securities Exchange Act of 1934,

Page 29 and such entity type at the time of such request is excluded from the definition of “legal entity customer” under the then applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation, no information regarding the shareholders of Pacific Oak Strategic Opportunity REIT, Inc. shall be required). 4.10 Estoppel Certificates. Within ten (10) days after any request by Administrative Agent or a proposed assignee or purchaser of the Loan or any interest therein, Borrower shall certify in writing to Administrative Agent, or to such proposed assignee or purchaser, to Borrower’s knowledge: (i) the then unpaid balance of the Loan, (ii) the Note, this Agreement and the other Loan Documents are valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, (iii) the date to which interest on the Note is paid, (iv) the Note, this Agreement and the other Loan Documents have not been released, subordinated or modified, and (v) there are no offsets, counterclaims or defenses against the enforcement of the Note, this Agreement or any other Loan Document. If any of the foregoing statements in subsections (ii), (iv), or (v) are untrue, then Borrower shall give a detailed written description of such claimed right. 4.11 Taxes; Tax Receipts. Borrower shall pay and discharge all Taxes prior to the date the same shall become delinquent, unless and to the extent only that such Taxes are contested in accordance with the terms of the applicable Security Instrument. Borrower shall furnish to Administrative Agent upon written request, receipts for the payment of Real Property Taxes within five (5) days after Administrative Agent’s request therefor. If Borrower shall fail to pay or contest any Real Property Taxes in accordance with this Section 4.11, in addition to all other rights and remedies of Administrative Agent and Lenders, Administrative Agent shall have the right, but shall not be obligated, to (i) pay Real Property Taxes, and Borrower shall repay same to Administrative Agent upon demand, with interest thereon at the Default Rate accruing from the date such advance is due to be repaid by Borrower to the date of repayment, and such amount shall constitute a portion of the Obligations secured by each Security Instrument, and (ii) without limiting any other remedies available to Administrative Agent, Administrative Agent may, at Borrower’s sole expense, obtain and enter into a tax services contract with respect to the Property with a tax reporting agency satisfactory to Administrative Agent. 4.12 Administrative Agent’s Rights to Pay and Perform. If, after written notice, Borrower fails to promptly pay or perform any of the Obligations within any applicable grace or cure periods, Administrative Agent, without further Notice to or demand upon Borrower, and without waiving or releasing any Obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower. Administrative Agent may enter upon the Property for that purpose and take all action thereon as Administrative Agent considers necessary or appropriate. 4.13 Reimbursement; Interest. If Administrative Agent shall incur any Expenses or pay any Claims after delivery of any Notice required by the terms of this Agreement or any other Loan Document by reason of the Loan or the rights and remedies provided under the Loan Documents (regardless of whether or not any of the Loan Documents expressly provide for an indemnification by Borrower against such Claims), Administrative Agent’s payment of such Expenses and Claims shall constitute advances to Borrower which shall be paid by Borrower to

Page 30 Administrative Agent on demand, together with interest thereon from the date incurred until paid in full at the rate of interest then applicable to the Loan under the terms of this Agreement. Each advance shall be secured by each Security Instrument and the other Loan Documents as fully as if made to Borrower, regardless of the disposition thereof by the party or parties to whom such advance is made. Notwithstanding the foregoing, however, in any action or proceeding to foreclose any Security Instrument or to recover or collect the Obligations, the provisions of Law governing the recovery of costs, disbursements and allowances shall prevail unaffected by this Section. 4.14 Notification by Borrower. Following knowledge thereof, Borrower shall promptly give Notice to Administrative Agent of the following (a) the occurrence of any Default or material Potential Default hereunder or under any of the other Loan Documents, (b) any written claim of a default by Borrower, or any claim by Borrower of a default by any other party under any property management contract or any Lease, (c) any notice received by Borrower with respect to the cancellation, alteration or non-renewal of any insurance coverage required by Section 4.5 hereof to be maintained with respect to any Property; (d) any lien filed against any Property; (e) any investigation by any Governmental Authority, or any litigation, arbitration or other proceeding instituted or threatened in writing against Borrower or any Guarantor or the Property, including pursuant to the Controlled Substances Act, anti-money laundering Laws, or the Civil Asset Forfeiture Reform Act, and any material development therein, and/or (f) any Material Adverse Effect in the financial condition, results of operations, business or properties of Borrower or Guarantor. 4.15 Reports and Testing. Borrower shall promptly deliver to Administrative Agent copies of all reports, studies, inspections and similar geological, structural, physical condition or environmental tests made by Borrower on any part of the Property. Borrower shall promptly notify Administrative Agent following Borrower’s knowledge of any report, study, inspection or test that indicates any materially adverse geological, physical, structural or environmental condition relating to the Property or any such materials. 4.16 Fees and Expenses. Borrower shall pay all fees, charges, costs and expenses required to satisfy the conditions of the Loan Documents. Without limitation of the foregoing, Borrower will pay, when due, and if paid by Administrative Agent will reimburse Administrative Agent on demand for, all reasonable fees and expenses of any construction consultant (if any), the title insurer, environmental engineers, appraisers, surveyors and Administrative Agent’s counsel in connection with the closing, administration, modification or any “workout” of the Loan, or the enforcement of Administrative Agent’s or any Lender’s rights and remedies under any of the Loan Documents. Notwithstanding any provision to the contrary set forth in this Agreement or in any other Loan Document, except in any instance where, due to a legal conflict of interest, a single counsel cannot represent Administrative Agent and Lenders in connection with the enforcement of Administrative Agent’s or Lenders’ rights and remedies under any of the Loan Documents (in which event Lenders may employ, at Borrower’s expense, a single separate counsel to represent the interests of Lenders in connection with the enforcement of Lenders’ rights and remedies under any of the Loan Documents), Borrower shall not be required to pay or reimburse any Lender for the costs and expenses of any counsel to any Lender.

Page 31 4.17 Appraisals. Administrative Agent may obtain from time to time an appraisal of all or any part of any Property, prepared in accordance with written instructions from Administrative Agent, from a third-party appraiser satisfactory to, and engaged directly by, Administrative Agent at Administrative Agent’s cost and expense, except as provided below. The cost of any such appraisal, including any costs for internal review thereof, obtained by Administrative Agent in connection with any extension of the maturity of the Loan (provided, however, that Administrative Agent shall not require more than one appraisal per 12-month period unless requested by Borrower), and the cost of each such appraisal obtained by Administrative Agent following the occurrence of a Default, shall by borne by Borrower and shall be paid by Borrower on written demand by Administrative Agent. Administrative Agent shall provide a copy of such appraisal to each Lender promptly after receipt. In addition, provided (a) no Default or Potential Default has occurred and is continuing, (b) Borrower has delivered to Administrative Agent Administrative Agent’s standard disclosure and indemnification agreements regarding appraisals, and (c) Borrower has reimbursed Administrative Agent for the cost of such appraisal, including any costs for internal review thereof, to the extent required by this Section 4.17, Administrative Agent shall provide a copy of such appraisal to Borrower. Provided no Default or Potential Default has occurred and is continuing, Borrower shall have the right to request that Administrative Agent obtain, at Borrower’s sole cost and expense, including any costs for internal review thereof, a new appraisal of the Property. In the event Administrative Agent agrees to deliver any appraisal to Borrower, Administrative Agent and Lenders do not (i) represent that the presumptions or opinions in any appraisal are relevant or accurate; (ii) represent that any appraisal has been or has not been approved by Administrative Agent or any Lender; or (iii) represent that Administrative Agent or any Lender endorses or does not endorse the opinions set forth in any appraisal. Borrower agrees that any transmittal by Administrative Agent of any appraisal of the Property to Borrower is given without representation or warranty. Borrower will hold any appraisal delivered by Administrative Agent to Borrower in confidence and will not distribute it to any other person or entity, except Borrower’s employees, agents, attorneys, consultants, or unless compelled by Law or judicial proceedings, without Administrative Agent’s prior written consent. Borrower waives any and all present and future claims, actions, causes of action, defenses and/or counterclaims which it may now or hereafter assert against Administrative Agent and any Lender in connection with the content or accuracy of any such appraisal, Borrower’s use of any such appraisal, and subsequent use of any such appraisal by any third party to whom Borrower provides the appraisal. 4.18 Leasing and Tenant Matters. Borrower shall comply with the terms and conditions of Exhibit “D-1” and Exhibit “D-2” in connection with the leasing of space within the Improvements. In addition, Borrower shall deposit with Administrative Agent within one (1) Business Day of the date of Borrower’s receipt thereof any and all termination fees or other similar funds in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) paid by a tenant in connection with such tenant’s election to exercise an early termination option contained in its respective Lease or otherwise (the “Termination Fee Deposit”). The Termination Fee Deposit shall be deposited into an interest-bearing account maintained with Administrative Agent for the benefit of Borrower (a “Termination Fee Account”). Administrative Agent shall make the Termination Fee Deposit available to reimburse Borrower for Tenant Improvements and Leasing

Page 32 Commissions paid with respect to reletting the vacated space at the Property, which shall be promptly disbursed in accordance with Administrative Agent’s reasonable and customary disbursement procedures for tenant improvement and leasing commissions advances. After a vacated space has been re-leased in full to one or more other tenants, all related tenant improvement costs and leasing commissions have been paid in full, and the applicable Lease(s) have commenced and the subject tenant(s) have commenced payment of rent, any amounts remaining under the applicable Termination Fee Deposit shall, at Borrower’s election, be returned to Borrower or be applied to repay a portion of the outstanding balance of the Loan. If a Default has occurred and is continuing, then Administrative Agent shall have the option to apply the Termination Fee Deposit to repay a portion of the outstanding principal balance of the Loan in accordance with Section 1.5 of this Agreement. Borrower grants to Administrative Agent a security interest in any Termination Fee Account and all funds hereafter deposited to such deposit account, and any proceeds thereof, as security for the Obligations. Such security interest shall be governed by the Uniform Commercial Code of the State, and Administrative Agent shall have available to it all of the rights and remedies available to a secured party thereunder. Each Termination Fee Account may be established and held in such name or names as Administrative Agent shall deem appropriate, including in the name of Administrative Agent. Borrower hereby constitutes and appoints Administrative Agent and any officer or agent of Administrative Agent its true and lawful attorneys-in-fact with full power of substitution to open each Termination Fee Account and to do any and every act that Borrower might do on its own behalf to fulfill the terms of this Section 4.18. To the extent permitted by Law, Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. It is understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. 4.19 Preservation of Rights. Borrower shall obtain, preserve and maintain in good standing, as applicable, all rights, privileges and franchises necessary or desirable for the operation of the Property and the conduct of Borrower’s business thereon or therefrom. 4.20 Income from Property. Borrower shall pay all costs and expenses associated with the ownership, maintenance, operation and leasing of each Property, including all amounts then required to be paid under the Loan Documents, in accordance with the terms of this Agreement and the other Loan Documents. No income derived from any Property, including any income from the Leases, shall be used to make any Restricted Payment. 4.21 Organizational Restrictions. (a) Borrower shall conduct business only in its own name (including its trade name or names) and shall not change its name, identity, or type of organization specified in the first paragraph of this Agreement unless Borrower shall have obtained the prior written consent of Administrative Agent. Borrower shall promptly notify Administrative Agent (i) of any change of its organization identification number, or (ii) if Borrower does not now have an organization identification number and later obtains one, of such organizational identification number. (b) Borrower shall not change the location of its chief executive office or principal place of business unless Borrower (i) shall have given Administrative Agent at least ten (10) Business Days’ prior written notice and (ii) shall have taken all actions necessary or reasonably

Page 33 requested by Administrative Agent to file or amend any UCC financing statement or continuation statement reasonably required to assure perfection and continuation of perfection of security interests under the Loan Documents. Borrower’s principal place of business and chief executive office, and the place where Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording including software, writings, plans, specifications and schematics concerning the Property, shall be the same. 4.22 Swap Contracts. In the event that Borrower shall elect to enter into a Swap Contract with Swap Counterparty, Borrower shall comply with all of the terms and conditions of Exhibit “H” with respect to all Swap Contracts. 4.23 Title and Permitted Encumbrances. Borrower shall maintain lawful good and marketable title to each Property and the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (a) the Permitted Encumbrances, (b) subject to Borrower’s right to contest pursuant to Section 4.4, Section 4.8 and Section 4.11 hereof, the liens and security interests evidenced by the applicable Security Instrument, (c) statutory liens for Real Property Taxes on such Property which are not yet delinquent, and (d) other liens and security interests (if any) in favor of Administrative Agent. Through the term of this Agreement, Borrower, and Borrower’s successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Administrative Agent and its successors or substitutes and assigns, against the claims and demands of all Persons claiming or to claim the same or any part thereof. Borrower will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrances and will not modify or permit modification of any Permitted Encumbrance in any material respect without the prior written consent of Administrative Agent, except as may be required by any Governmental Authority or utility provider as applicable. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Administrative Agent of any existing or future violation or other breach thereof by Borrower, by the Property or otherwise. If any right or interest of Administrative Agent or Lenders in the Property shall be endangered or questioned or shall be attacked directly or indirectly, Administrative Agent (whether or not it or any Lender is named as a party to legal proceedings with respect thereto), is hereby authorized and empowered to take such steps as in its reasonable discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Administrative Agent and Lenders, including the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenses so incurred by Administrative Agent shall be a part of the Indebtedness and shall be due and payable to Administrative Agent upon demand. Administrative Agent shall be subrogated to all rights of the Person receiving such payment. 4.24 Financial Covenants. Borrower shall cause Guarantor to comply with the terms and conditions of Exhibit J-1 with respect to the matters described therein. 4.25 Controlled Substances. Without limiting the provisions of Section 6.10, Borrower shall not, and shall not knowingly suffer or permit a tenant under any Lease to violate any Laws affecting the Property, including the Controlled Substances Act, or which could otherwise result in the occurrence of a Default under Section 7.1(o), including the commencement of any proceedings under the Civil Asset Forfeiture Reform Act. Upon learning of any conduct

Page 34 contrary to this Section, Borrower shall promptly take all actions reasonably expected under the circumstances to terminate any such use of the Property, including: (a) to give timely notice to any appropriate law enforcement agency of information that led Borrower to know such conduct had occurred, and (b) in a timely fashion to revoke or make a good faith attempt to revoke permission for those engaging in such conduct to use the Property or to take reasonable actions in consultation with a law enforcement agency to discourage or prevent illegal use of the Property. 4.26 Anti-Corruption Laws. Borrower, Guarantor and their respective subsidiaries shall each conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and maintain policies and procedures designed to promote and achieve compliance with such laws. 4.27 Release of Lien on Property. (a) Conditions to Release of Lien. Administrative Agent shall reconvey and release a Security Instrument encumbering a Property (the “Release Property”) upon Borrower’s satisfaction of all of the following conditions precedent: (i) Borrower shall have submitted to Administrative Agent a written request that Administrative Agent reconvey and release such Security Instrument; (ii) Administrative Agent has been paid, in immediately available funds, the reasonable costs of preparing and delivering the requested reconveyance; (iii) There shall have occurred no Default or Potential Default that remains uncured (unless the Default or Potential Default will be cured in conjunction with the requested release of the applicable Security Instrument), and Administrative Agent shall have received a certificate to that effect signed by an authorized officer of Borrower; (iv) Upon Administrative Agent’s request, Administrative Agent has been furnished, at Borrower’s sole cost, with any title endorsements to any Title Insurance policy provided pursuant to this Agreement as Administrative Agent may reasonably require, assuring Administrative Agent that that the lien of each Security Instrument covering each other Property is unaffected by the reconveyance of the Release Property from the lien of the applicable Security Instrument; (v) All escrow, closing and recording costs have been paid at no expense to Administrative Agent; (vi) Administrative Agent shall have reviewed and approved a new appraisal of each Remaining Property for which the then most recent appraisal is dated no more than twelve (12) months prior to the date the Release Property is to be released; and (vii) Administrative Agent has been paid, in immediately available funds, an amount equal to the then applicable Release Price for the Release Property, which shall be applied to the then outstanding principal balance of the Loan.

Page 35 The foregoing conditions precedent contained in this Section 4.27 are solely for the benefit of Administrative Agent and may be waived in writing by Administrative Agent and in no other manner. (b) Reserved. (c) Swap Contracts. Notwithstanding the foregoing provisions of this Section 4.27, if after giving effect to the release and reconveyance of the Security Instrument encumbering a Property, no other Property will be subject to a Security Instrument, and if the Security Instrument to be released secures the obligations of Borrower or any other party under a Swap Contract, Administrative Agent shall not be required to reconvey such Security Instrument unless Borrower shall provide to Administrative Agent such substitute security for the obligations under such Swap Contract as Administrative Agent may require in its sole discretion. (d) Release of a Borrower. Borrower and Administrative Agent agree that, so long as no Default or Potential Default has occurred and is continuing hereunder, upon (i) the satisfaction of the conditions set forth above in Section 4.27(a) for the reconveyance of the Security Instrument covering the last portion of Property owned by a particular Borrower (such Borrower being referred to herein as the “Specified Borrower”), including, without limitation, the payment to Administrative Agent of the required Release Price applicable to such Property, (ii) the written consent of the other Borrower and Guarantor, and (iii) the Specified Borrower’s request therefor, Specified Borrower, Administrative Agent and each Lender shall each execute and deliver to the other a reciprocal release agreement, in form and substance acceptable to Administrative Agent and each Lender, in each case in its reasonable discretion, pursuant to which Specified Borrower, on one hand, and Administrative Agent and Lenders on the other hand, shall each release the other from any and all liability and obligations arising under or in connection with the Loan and the Loan Documents (other than such liabilities which are expressly provided to survive the repayment of the Loan). Any release of a Specified Borrower pursuant to this Section 4.27(d) shall not effect the release of any liability or obligations of Guarantor or any other Borrower, and all of the liability and obligations of Guarantor and each other Borrower shall remain in full force and effect notwithstanding the release of the Specified Borrower. In the event that the Specified Borrower is then the Administrative Borrower, the remaining Borrowers shall designate a new Administrative Borrower in accordance with Section 1.9 above. ARTICLE 5 -NEGATIVE COVENANTS Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that: 5.1 Conditional Sales. Borrower shall not incorporate in the Improvements any property acquired under a conditional sales contract or lease or as to which the vendor retains title or a security interest, without the prior written consent of Administrative Agent. 5.2 Insurance Policies and Bonds. Borrower shall not do or permit to be done anything that would affect the coverage or indemnities provided for pursuant to the provisions of any insurance policy, performance bond, labor and material payment bond or any other bond

Page 36 given in connection with any construction at any Property, including any construction of capital improvements and tenant improvements. 5.3 Commingling. Borrower shall not commingle the funds and other assets of Borrower with those of any Affiliate or any other Person that is not, in each instance, a Borrower. 5.4 Transfers; Encumbrances; Additional Debt. (a) Borrower shall not, voluntarily or involuntarily, directly or indirectly, sell, convey, transfer, lease or otherwise dispose of, grant easements or other rights with respect to, or mortgage, encumber or create a lien or security interest in, any Property or the income or any other revenues therefrom or knowingly permit or suffer any such action to be taken, except in each case as permitted by this Agreement or the other Loan Documents (including without limitation, Section 9.33 hereof). (b) Borrower shall not incur any debt for borrowed money, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (a) the Loan, and (b) advances or trade debt or accrued expenses incurred in the ordinary course of business of operating the Property. 5.5 Sanctions. Borrower and Guarantor shall not, directly or indirectly, use any proceeds of the Loan, or lend, contribute or otherwise make available such proceeds to any of their respective subsidiaries or joint venture partners or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that could reasonably be expected to result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, or otherwise) of Sanctions. 5.6 Anti-Corruption Laws. Neither Borrower nor Guarantor nor any of their respective subsidiaries shall directly or indirectly use the proceeds of the Loan for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, or other similar anti-corruption legislation in other jurisdictions. 5.7 Contracts. (a) Affiliates. Without the prior written consent of Administrative Agent, Borrower shall not, nor shall Borrower’s Constituent Member, enter into any contract or otherwise engage in any transactions with an Affiliate of Borrower or such Constituent Member, except for contracts, amendments and transactions entered into in the ordinary course of business of Borrower and at prices and on terms that are commercially reasonable and are no less favorable to Borrower or such Constituent Member, as applicable, than would be obtained in a comparable arm’s-length transaction with an unrelated third party. (b) Third Parties. Without the prior written consent of Administrative Agent (not to be unreasonably withheld or delayed), Borrower shall not enter into any material contract or amend any material contract except for contracts, amendments and transactions entered into in

Page 37 the ordinary course of business of Borrower, on an arm’s-length basis and on commercially reasonable terms in Borrower’s good faith judgment. 5.8 Limitation on Restricted Payments. During the term of the Loan, Borrower shall not make any Restricted Payments. ARTICLE 6 - REPRESENTATIONS AND WARRANTIES Borrower makes the following representations and warranties to Administrative Agent and each Lender as of the date hereof and as of the date of each advance hereunder: 6.1 Organization, Power and Authority of Borrower; Loan Documents. (a) Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing in the state in which the Land is located (if different from the state of its formation) and in any other state where the nature of Borrower’s business or property requires it to be qualified to do business. Borrower’s exact legal name is correctly set forth on the signature page of this Agreement. Borrower is not a “foreign person” within the meaning of Section 1445 or 7701 of the Code. Without limiting the foregoing, Borrower is not a foreign corporation, foreign partnership, foreign trust, foreign estate or nonresident alien or a disregarded entity owned by any of them (as those terms are defined in the Code). As of the date of this Agreement, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. (b) Borrower has heretofore delivered to Administrative Agent true and complete copies of the organizational documents of Borrower, Guarantor and such of their direct and indirect Constituent Members as required by Administrative Agent. The organizational chart attached hereto as Exhibit “O” sets forth a true, correct and complete representation of Borrower’s organizational structure and the ownership of the Property as of the Effective Date, and without limiting the foregoing, Pacific Oak Strategic Opportunity REIT, Inc. is the ultimate parent of Borrower and Guarantor, and is in Control of Borrower and Guarantor, and as of the Effective Date, Michael Bender has been designated by Pacific Oak Strategic Opportunity REIT, Inc. as Borrower’s and Guarantor’s authorized representative for the purpose of this Agreement and the other Loan Documents to act on behalf of Borrower and Guarantor as applicable. To the knowledge of Borrower, no individual owns either directly or indirectly twenty-five percent (25%) or more of the equity interests of Borrower. (c) Borrower is authorized to do business in, and if required by Law, in good standing in, each state in which the Property owned by such Borrower is located, and possessed of all requisite power and authority to carry on its business and to own and operate such Property. Borrower is authorized to execute, deliver and perform all of its obligations under the Loan Documents. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Borrower of this Agreement, the other Loan Documents and all other documents executed in connection herewith and therewith except such as have been obtained by Borrower. This Agreement, the other Loan Documents and all other documents executed in connection herewith

Page 38 and therewith are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable Debtor Relief Laws and other applicable Law. 6.2 Other Documents; Laws. To Borrower’s knowledge, the execution and performance of the Loan Documents to which Borrower is a party and the consummation of the transactions contemplated thereby will not conflict with, result in any breach of, or constitute a default under, the organizational documents of Borrower, or any material contract, agreement, document or other instrument to which Borrower is a party or by which Borrower or the Property may be bound or affected (except for the Existing Loans), and such actions do not and will not violate or contravene any Law to which Borrower is subject. 6.3 Taxes. To Borrower’s knowledge and belief, Borrower has filed all federal, state, county and municipal Tax returns required to have been filed by Borrower and has paid all Taxes which have become due pursuant to such returns or pursuant to any Tax assessments received by Borrower. 6.4 Legal Actions. There are no material Claims or investigations by or before any court or Governmental Authority, with respect to which Borrower has been served, or to the best of Borrower’s knowledge and belief, threatened against or affecting Borrower, Borrower’s business or the Property. To Borrower’s knowledge, Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority affecting Borrower or the Property. 6.5 Nature of Loan. Borrower is a business or commercial organization. The Loan is being obtained solely for business or investment purposes, and will not be used for personal, family, household or agricultural purposes. 6.6 Trade Names. Borrower conducts its business solely under the name set forth in the Preamble to this Agreement and makes use of no trade names in connection therewith, unless such trade names have been previously disclosed to Administrative Agent in writing. 6.7 Financial Statements. The financial statements heretofore delivered by Borrower and Guarantor to Administrative Agent are true and correct in all material respects, have been prepared in accordance with sound accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. 6.8 No Material Adverse Change. No material adverse change has occurred in the financial conditions reflected in the financial statements of Borrower or Guarantor since the respective dates of such statements, and no material additional liabilities have been incurred by Borrower since the dates of such statements other than the borrowings contemplated herein or as approved in writing by Administrative Agent. 6.9 ERISA. As of the date hereof and throughout the term of this Agreement, (a) neither Borrower nor any Guarantor is or will be (i) an “employee benefit plan,” as defined in Section 3(3) of ERISA or (ii) a “plan” within the meaning of Section 4975(e) of the Code; (b) no assets of Borrower or any Guarantor constitute or will constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-

Page 39 101, as modified by Section 3(42) of ERISA; (c) neither Borrower nor any Guarantor is or will be a “governmental plan” within the meaning of Section 3(32) of ERISA; and (d) no transactions by or with Borrower or any Guarantor are or will be subject to federal, state or local statutes applicable to Borrower or such Guarantor regulating investments of fiduciaries with respect to governmental plans. 6.10 Compliance with Laws and Zoning and Other Requirements; Encroachments. (a) To Borrower’s knowledge and belief, Borrower is in material compliance with the requirements of all applicable Laws and Requirements. To Borrower’s knowledge and belief, the present use of each Property complies with applicable zoning ordinances (except with respect to uses that are considered legally non-conforming), regulations and restrictive covenants affecting the Land. To Borrower’s knowledge and belief, all use and other requirements of any Governmental Authority having jurisdiction over each Property have been satisfied. To Borrower’s knowledge and belief, Borrower’s execution, delivery and performance of the Loan Documents do not violate any Law, Requirement or order of any Governmental Authority or any material contract or agreement binding on Borrower or Guarantor. To Borrower’s knowledge and belief, no violation of any Law exists with respect to any Property. To Borrower’s knowledge and belief, and except as may be disclosed in the Survey, the Improvements are constructed entirely on the Land and do not encroach upon any easement or right-of-way, or upon the land of others. To Borrower’s knowledge and belief, and except as may be disclosed in the Survey, (i) the Improvements comply with all applicable building restriction lines and set- backs, however established, and (ii) are in strict compliance with all applicable use or other restrictions and the provisions of all applicable agreements, declarations and covenants and all applicable zoning and subdivision ordinances and regulations. (b) Borrower is not a party to any tax sharing agreement. To Borrower’s knowledge, there is no proposed tax assessment against Borrower or Guarantor. To the extent required by applicable Law, Borrower and Guarantor have filed all necessary tax returns and reports and have paid all taxes and governmental charges thereby shown to be due or otherwise owing with respect to Borrower and/or the Property. Borrower has not entered into any PACE Financing and has no knowledge of any pending assessments or adjustments in connection therewith. (c) None of the Property is part of a larger tract of land owned by Borrower or any of its Affiliates, is not otherwise included under any unity of title or similar covenant with other real property not encumbered by a Security Instrument, and each Property constitutes a separate tax lot or lots with a separate tax assessment or assessments, independent of those for any other lands or improvements. None of the Property is, and shall not be, dependent on any property or premises or any interest therein other than such Property to fulfill any requirement of any Law. No land, building or other improvement not subject to the lien of a Security Instrument relies on any Property or any interest therein to fulfill any requirement of any Law. (d) The Improvements comply in all material respects with all applicable Laws regarding access and facilities for handicapped or disabled persons. (e) Notwithstanding the foregoing, the representations and warranties set forth in this Section 6.10 are qualified by and subject to the Permitted Encumbrances, the Title Insurance

Page 40 policies delivered under this Agreement and any information and disclosures set forth in any zoning report or other written materials delivered by Borrower to Administrative Agent in connection with the Existing Loans. 6.11 Certificates of Occupancy. To Borrower’s knowledge and belief, all certificates of occupancy and other permits and licenses necessary or required in connection with the use and occupancy of the Improvements as currently used or occupied have been validly issued and are in full force and effect. There is no proceeding pending or, to Borrower’s knowledge, threatened in writing, that seeks to rescind, terminate or suspend any such certificates of occupancy. 6.12 Utilities; Roads; Access. To Borrower’s knowledge and belief, all utility services necessary for the operation of the Improvements for their intended purposes have been fully installed, including telephone service, cable television, water supply, storm and sanitary sewer facilities, natural gas and electric facilities, including cabling for telephonic and data communication, and the capacity to send and receive wireless communication. To Borrower’s knowledge and belief, all roads and other accesses necessary to serve the Land and Improvements have been completed, are serviceable in all weather, and where required by the appropriate Governmental Authority, have been dedicated to and formally accepted by such Governmental Authority. 6.13 Other Liens. Except for the Existing Loans and any contracts for labor, materials and services furnished or to be furnished in connection with any construction at any Property, including any construction of capital improvements and tenant improvements, Borrower has made no material contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on such Property. 6.14 No Defaults. To Borrower’s knowledge and belief, except for the Existing Loans (i) there is no Default or Potential Default under any of the Loan Documents, and (ii) there is no default or event of default under any material contract, agreement or other document related to the construction or operation of the Improvements. 6.15 Reserved. 6.16 No Broker. Except as expressly disclosed by Borrower to Administrative Agent in writing, no financial advisers, brokers, underwriters, placement agents, agents or finders have been dealt with by Borrower, Guarantor or any Affiliate thereof in connection with the Loan. 6.17 Not a Foreign Person. Borrower is not a “foreign person” within the meaning of Section 1445 or 7701 of the Code. Without limiting the foregoing, Borrower is not a foreign corporation, foreign partnership, foreign trust, foreign estate or nonresident alien or a disregarded entity owned by any of them (as those terms are defined in the Code). 6.18 OFAC. Neither Borrower nor Guarantor, nor any of their respective subsidiaries, nor, to the knowledge of Borrower and Guarantor, any director, officer, employee, agent, Affiliate (excluding any shareholders of Pacific Oak Strategic Opportunity REIT, Inc. so long as Pacific Oak Strategic Opportunity REIT, Inc. maintains its status as an entity registered with the Securities Exchange Commission under the Securities Exchange Act of 1934, and such entity type at the time of such request is excluded from the definition of “legal entity customer” under

Page 41 the then applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation) or representative of Borrower, Guarantor or any of their subsidiaries, is a Prohibited Person. 6.19 Anti-Corruption Laws. Borrower, Guarantor and their respective subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and Pacific Oak Capital Advisors, LLC, the investment advisor to Borrower and Guarantor, has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws. 6.20 Affected Financial Institution. No Borrower nor any Guarantor is an Affected Financial Institution. 6.21 Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification is true and correct in all respects. 6.22 Usury; Offsets. To Borrower’s knowledge, the Loan Documents are not subject to any offsets, counterclaims or defenses by Borrower, including the defense of usury. 6.23 Agreements. Except in each case with respect to the Existing Loans, to Borrower’s knowledge: (a) Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or Transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under any applicable zoning or land use ordinance or other Law; and (b) Borrower is not a party to any agreement or instrument or subject to any restriction which would materially and adversely affect Borrower or the Property, or Borrower’s business, properties or assets, operations or condition, financial or otherwise. To Borrower’s knowledge, Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which Borrower or the Property is bound. To Borrower’s knowledge, Borrower does not have any material financial obligation under any agreement or instrument to which Borrower is a party or by which Borrower or the Property is otherwise bound, other than (i) obligations incurred with the ordinary course of the operation of the Property and (ii) obligations under the Loan Documents. Neither Borrower, nor Borrower’s Constituent Member, is a party to any contract, or is engaged in any transaction, which would constitute a breach of Section 5.7. Notwithstanding the foregoing, the covenants and agreements set forth in this Section 6.23 are qualified by and subject to the Permitted Encumbrances, the title policies delivered under this Agreement and any information and disclosures set forth in any zoning report or other written materials delivered by Borrower to Administrative Agent in connection with the Existing Loans. 6.24 Management Agreements. The Management Agreement is in full force and effect and to Borrower’s knowledge, there is no material default thereunder by any party thereto, and no event known to Borrower has occurred that, with the passage of time and/or the giving of notice would constitute an event of default thereunder. No management fees under the

Page 42 Management Agreement are accrued and unpaid. Borrower has delivered to Administrative Agent a true and complete copy of the Management Agreement. 6.25 Flood Zone. None of the Improvements are located, under the Flood Insurance Laws, in a Special Flood Hazard Area, or, if any portion of the Improvements is located within such area, Borrower is in compliance with Section 4.5(b) and has obtained the flood insurance prescribed therein. 6.26 Litigation. There is no judicial or administrative action, suit or proceeding pending (or, to Borrower’s knowledge, threatened) against Borrower, Guarantor or any other Person liable, directly or indirectly, for any of the Obligations, except as has been disclosed in writing to Administrative Agent in connection with the Loan. There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Borrower’s knowledge, threatened) against Borrower, Guarantor or against any other Person liable, directly or indirectly, for any of the Obligations or which affects any Property (including any which challenges or otherwise pertains to Borrower’s title to such Property) or the validity, enforceability or priority of any of the Loan Documents. There are no actions, suits or proceedings pending, or to Borrower’s knowledge threatened, against or affecting Borrower and/or any Property which, in each case, if adversely determined, would materially affect the ability of Borrower to perform its respective obligations under or under any of the Loan Documents, at law or in equity before any Governmental Authority. There are no actions or proceedings pending before any Governmental Authority, quasi-judicial body or administrative agency relating to compliance of a Property with any Laws or Requirements. 6.27 Reserved. 6.28 Leases. Except as disclosed to Administrative Agent prior to the date hereof in connection with the Existing Loans, the Leases, or otherwise communicated to Administrative Agent in writing: (a) Each rent roll delivered to Administrative Agent in connection with the Loan for each respective Property contains a true, correct and complete list of all existing Leases for the Property and all information set forth on such rent roll is true and correct in all material respects; (b) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein, (c) to Borrower’s actual knowledge without duty of inquiry, no tenant under any Lease at each Property (other than the Raymond Property) is the subject of any bankruptcy, insolvency or similar proceeding; (d) the copies of the Leases and any related guaranties delivered to Administrative Agent in connection with the Existing Loan are true and complete in all material respects; (e) Borrower has no knowledge of any written notice of termination or default with respect to any Lease; (f) Borrower has not assigned or pledged any of the Leases, the Rents or any interests therein except to Administrative Agent (on behalf of the Lenders) and in connection with the Existing Loans; (g) no tenant or other party has an unexpired option, right of first refusal or other preferential right to purchase all or any portion of the Property; (g) no tenant has the unilateral right to terminate its Lease prior to expiration of the stated term of such Lease absent the occurrence of any casualty, condemnation or default by the applicable Borrower thereunder; and (h) no tenant has prepaid more than one (1) month’s rent in advance (except for security deposits and other charges collected in accordance with the terms of the applicable Lease).

Page 43 6.29 Insurance. Borrower has obtained and delivered to Administrative Agent certificates of insurance for each Property reflecting the insurance coverages, amounts and other insurance requirements required by Section 4.5 hereof. Borrower has not done, by act or omission, anything which would materially and adversely impair the coverage of any such policy. 6.30 Condemnation. Borrower has not received any written notice of, and to Borrower’s knowledge, no Person has threatened in writing, any actual or proposed Condemnation. 6.31 Physical Condition. To Borrower’s knowledge and except as disclosed to Administrative Agent in writing (including, without limitation, in connection with the Existing Loans), each Property, including all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects. To Borrower’s knowledge, there exists no structural or other material defects or damages in any Property, as a result of a Casualty or otherwise. Borrower has not received any written notice from any insurance company or bonding company of any material defects or inadequacies in any Property which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. 6.32 Title. Borrower has lawful, good and marketable fee simple title to the real property comprising part of each Property and lawful and good title to the balance of the Property, free and clear of all liens, charges, claims, security interests, and encumbrances whatsoever except the Permitted Encumbrances, statutory liens for Real Property Taxes on such Property which are not yet delinquent and such other liens as are permitted pursuant to the express provisions of the Loan Documents (or which were created as security for the Existing Loans) (including, without limitation, any such liens which Borrower has the right to contest pursuant to Section 4.4, Section 4.8 and Section 4.11 hereof). None of the Permitted Encumbrances, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by the Loan Documents, materially and adversely impairs the use or operation of any Property or materially impairs Borrower’s ability to pay its obligations in a timely manner. Each Security Instrument, when properly recorded in the appropriate records, together with any UCC financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the Property described in the Security Instrument subject only to the Permitted Encumbrances, and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms hereof, in each case subject only to Permitted Encumbrances, such other liens as are permitted pursuant to the Loan Documents and the liens created by the Loan Documents. To Borrower’s knowledge, there are no claims for payment for work, labor or materials affecting any Property which are a lien prior to, or of equal priority with, the liens created by the Loan Documents other than Permitted Encumbrances and those for which the applicable Property shall have received affirmative insurance in the applicable Title Insurance policy.

Page 44 ARTICLE 7 - DEFAULT AND REMEDIES 7.1 Events of Default. The occurrence of any one of the following shall be a default under this Agreement (“Default”): (a) The failure by any Borrower to pay in full all outstanding principal, all accrued and unpaid interest and all other amounts owing under the Loan Documents on the Maturity Date; or the failure by any Borrower to pay in full any installment of principal of the Loan, any interest on the Loan or any fees or any other amounts due under the Loan Documents (other than payments due on the Maturity Date) when due and such failure continues unremedied for a period of five (5) days after the due date thereof; or the failure by any Borrower to make any other payment or deposit expressly required hereunder or under any of the other Loan Documents within the period in the Loan Documents, or if no period is in the Loan Documents, then within ten (10) days after written demand; (b) A Default or Event of Default (as defined therein) occurs under any Note, any Security Instrument or any other Loan Document, or Borrower or Guarantor fails to promptly pay, perform, observe or comply with any term, obligation or agreement contained in this Agreement or any of the Loan Documents (other than covenants to pay the Indebtedness (which is governed by clause (a) above and other Defaults expressly listed elsewhere in this Section 7.1) within any applicable grace or cure period, or, if no cure period is specified, any such failure continues uncured for a period of thirty (30) days after Notice from Administrative Agent or any Lender to Borrower, unless (i) such failure, by its nature, is not capable of being cured by payment of money and if such failure requires work to be performed, acts to be done or conditions to be removed which cannot reasonably, with due diligence, be performed, done or removed as the case may be within such period, (ii) within such period, Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) Borrower causes such failure to be cured no later than ninety (90) days after the date of such Notice from Administrative Agent or any Lender. (c) Any information contained in any financial statement, schedule, report or any other document delivered by Borrower or Guarantor to Administrative Agent or any Lender in connection with the Loan proves at any time not to be in any material respect true and accurate, or Borrower or Guarantor shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Agreement or in any other Loan Document or other document, certificate or opinion delivered to Administrative Agent or any Lender in connection with the Loan, proves at any time to be incorrect or misleading in any material respect either on the date when made or on the date when reaffirmed pursuant to the terms of this Agreement; provided, however, that any false representation in Section 9.35, and any corresponding representation by any guarantor in any guaranty, shall be deemed to be material. (d) Borrower fails to deposit funds into Borrower’s Deposit Account subject to and as required by the provisions of Section 4.6 and Section 4.7, within ten (10) Business Days from the effective date of a Notice from Administrative Agent requesting such deposit, or Borrower fails to deliver to Administrative Agent any Condemnation Awards or Insurance Proceeds within ten (10) days after Borrower’s receipt thereof.

Page 45 (e) Borrower fails to promptly perform or comply with (i) any of the covenants contained in Article V, or (ii) any provision of this Agreement or any other Loan Document with respect to maintaining insurance, including the covenants contained in Section 4.5. (f) Borrower or Guarantor fails to comply with the requirements of Section 4.24. (g) Any material permit, license, certificate or approval that Borrower is required to obtain with respect to any construction activities at any Property or the operation, leasing or maintenance of the Improvements for any Property lapses or ceases to be in full force and effect for a period of thirty (30) days, unless (i) the failure to maintain any such permit, license, certificate or approval, by its nature, is not capable of being cured by payment of money and if such failure requires work to be performed, acts to be done or conditions to be removed which cannot reasonably, with due diligence, be performed, done or removed as the case may be within such period, (ii) within such period, Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) Borrower causes such failure to be cured no later than ninety (90) days after the date of such Notice from Administrative Agent. (h) A lien for the performance of work or the supply of materials filed against any Property, or any stop notice served on Borrower, any contractor of Borrower, Administrative Agent or any Lender, remains unsatisfied or unbonded for a period of thirty (30) days after the date of filing or service in violation of the terms of Section 4.4 above. (i) (i) Any Borrower or Guarantor files a bankruptcy petition or makes a general assignment for the benefit of creditors, (ii) a bankruptcy petition is filed against Borrower or Guarantor by, Borrower, Guarantor or any member of Borrower, Guarantor or any Affiliate thereof, or (iii) a bankruptcy petition is filed against Borrower or Guarantor by any Person other than Borrower, Guarantor or any member of Borrower, Guarantor or any Affiliate thereof and such involuntary bankruptcy petition continues undismissed for a period of ninety (90) days after the filing thereof. (j) Any Borrower or Guarantor applies for or consents in writing to the appointment of a receiver, trustee or liquidator of any Borrower, Guarantor, any Property, or all or substantially all of the other assets of any Borrower or Guarantor, or an order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor appointing a receiver, trustee or liquidator of any Borrower, Guarantor, any Property, or all or substantially all of the other assets of any Borrower or Guarantor, but only if any of the foregoing is not dismissed within ninety (90) days after such appointment, judgment or decree. (k) Any Borrower or Guarantor admits in writing its inability or fails generally to pay its debts as they become due (other than principal of the Loan due at maturity). (l) A final nonappealable judgment for the payment of money involving more than One Million Dollars ($1,000,000) is entered against any Borrower, and such Borrower fails to discharge the same, or fails to cause it to be discharged or bonded off to Administrative Agent’s satisfaction, within thirty (30) days from the date of the entry of such judgment, or any action is legally taken by a judgment creditor to attach or levy upon any assets of any Borrower or Guarantor to enforce such judgment.

Page 46 (m) Unless the written consent of Administrative Agent is previously obtained, all or substantially all of the business assets of Borrower or Guarantor are sold, Borrower or Guarantor is dissolved, or there occurs any change in the form of business entity through which Borrower or Guarantor presently conducts its business or any merger or consolidation involving Borrower or Guarantor. (n) Without the prior written consent of Administrative Agent (which consent may be conditioned, among other matters, on the issuance of a satisfactory endorsement to the Title Insurance policy insuring Administrative Agent’s interest under any Security Instrument), the controlling interest in Borrower ceases to be owned, directly or indirectly, by Pacific Oak Strategic Opportunity REIT, Inc. (o) A judicial or nonjudicial forfeiture or seizure proceeding is commenced by a Governmental Authority and remains pending with respect to any Property or any part thereof, on the grounds such Property or any part thereof had been used to commit or facilitate the commission of a criminal offense by any Person, including any tenant, pursuant to any Law, including the Controlled Substances Act or the Civil Asset Forfeiture Reform Act, regardless of whether or not such Property or the applicable Security Instrument shall become subject to forfeiture or seizure in connection therewith. (p) If for any reason, without Administrative Agent’s specific written consent, any Loan Document ceases to be in full force and effect, or is declared null and void or unenforceable, in whole or in part, or the validity or enforceability thereof, in whole or in part, is challenged or denied by any party thereto other than Administrative Agent; or the liens, mortgages or security interests of Administrative Agent for the benefit of Lenders in any Property become unenforceable, in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, is challenged or denied by Borrower, Guarantor or any Person obligated to pay any part of the Indebtedness. (q) Reserved. (r) Borrower or Guarantor knowingly and intentionally conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any applicable fraudulent conveyance law or Debtor Relief Law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which are not vacated and such lien is not discharged prior to enforcement thereof or in any event within sixty (60) days from the date thereof. 7.2 Remedies. Upon the occurrence and during the continuance of a Default, Administrative Agent at its election may (but shall not be obligated to) without the consent of and shall at the direction of the Required Lenders, without notice, exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, Law, equity or otherwise, including (a) declaring any and all Indebtedness immediately due and payable (provided that, without limitation of the foregoing, upon the occurrence of an actual or deemed entry of an order

Page 47 for relief with respect to Borrower under any Debtor Relief Law, any obligation of Lenders to make advances shall automatically terminate, and the unpaid principal amount of the Loan outstanding and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of Administrative Agent or Lenders); (b) reducing any claim to judgment; (c) obtaining appointment of a receiver (to which Borrower hereby consents) and/or judicial or nonjudicial foreclosure under each Security Instrument (or any of them); (d) terminating Lenders’ Commitments; (e) in its own name on behalf of the Lenders or in the name of Borrower, entering into possession of all or any of the Property, leasing and operating all or any of the Property, performing all work and constructing Improvements; and (f) setting- off and applying, to the extent thereof and to the maximum extent permitted by Law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Administrative Agent or any Lender to or for the credit or account of Borrower against any Indebtedness. Borrower hereby appoints Administrative Agent as Borrower’s attorney-in-fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution if Administrative Agent so elects, to do any of the following in Borrower’s name upon the occurrence and during the continuance of a Default: (i) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to any Property; (ii) prosecute or defend any action or proceeding incident to any Property; (iii) pay, settle, or compromise all bills and claims regarding any Property; (iv) perform the obligations and exercise the rights of Borrower under all Leases, guaranties and other agreements to which it is a party or by which any Property is bound, enter into Leases, guaranties and other agreements regarding any Property and pay all leasing, operating and capital expenses of any Property; and (v) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements of any Property. Neither Administrative Agent nor any Lender shall have any liability to Borrower for the sufficiency or adequacy of any such actions taken by Administrative Agent. ARTICLE 8 - ADMINISTRATIVE AGENT 8.1 Appointment and Authorization of Administrative Agent. (a) Each Lender hereby irrevocably (subject to Section 8.9) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Borrower, without further inquiry or investigation, shall, and are hereby authorized by Lenders to, assume that all actions taken by Administrative Agent hereunder and in connection with or under the Loan Documents are duly authorized by Lenders and Borrower shall be entitled to rely on Administrative Agent’s acknowledgment of consent and approvals when required under the Loan Documents. The term “agent” herein and in the other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent

Page 48 contracting parties. With respect to any matter that requires, in accordance with the terms hereof or of any other Loan Document, the consent or approval of any or all Lenders, Borrower shall be entitled to conclusively rely on any written notification provided by Administrative Agent to Borrower that such consent or approval has been obtained. (b) Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, and its duties and responsibilities shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent and its Related Parties: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, and no implied covenants, functions, responsibilities, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent or its Related Parties; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower, Guarantor or any of their Related Parties that is communicated to or obtained by the Person serving as Administrative Agent or any of its Related Parties in any capacity. (c) No individual Lender or group of Lenders shall have any right to amend or waive, or consent to the departure of any party from any provision of any Loan Document, or secure or enforce the obligations of Borrower or any other party pursuant to the Loan Documents, or otherwise. All such rights, on behalf of Administrative Agent or any Lender or Lenders, shall be held and exercised solely by and at the option of Administrative Agent for the pro rata benefit of the Lenders. Such rights, however, are subject to the rights of a Lender or Lenders, as expressly set forth in this Agreement, to approve matters or direct Administrative Agent to take or refrain from taking action as set forth in this Agreement. Except as expressly otherwise provided in this Agreement or the other Loan Documents, Administrative Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights, or taking or refraining from taking any actions which Administrative Agent is expressly entitled to exercise or take under this Agreement and the other Loan Documents, including (i) the determination if and to what extent matters or items subject to Administrative Agent’s

Page 49 satisfaction are acceptable or otherwise within its discretion, (ii) the making of Administrative Agent Advances, and (iii) the exercise of remedies pursuant to, but subject to, Article 7 or pursuant to any other Loan Document and any action so taken or not taken shall be deemed consented to by Lenders. (d) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Borrower, Guarantor or any other Person liable for any part of the Indebtedness, no individual Lender or group of Lenders shall have the right, and Administrative Agent (irrespective of whether the principal of the Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower or any other Person) shall be exclusively entitled and empowered on behalf of itself and the Lenders, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under Section 9.12 allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 9.12. Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of Lenders except as approved by the Required Lenders or to authorize Administrative Agent to vote in respect of the claims of Lenders except as approved by the Required Lenders in any such proceeding. 8.2 Delegation of Duties; Advice. (a) Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 8 shall apply to any such sub-agent and to the Related Parties of Administrative

Page 50 Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Loan as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. (b) Administrative Agent shall be entitled to advice of counsel and other consultant experts concerning all matters pertaining to such duties. Administrative Agent shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel or other consultant experts. 8.3 Liability of Administrative Agent. Neither Administrative Agent nor any Related Party of Administrative Agent shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as Administrative Agent shall believe in good faith shall be necessary or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment, or (b) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by Borrower, Guarantor, any subsidiary or Affiliate of Borrower or Guarantor, or any other Person, or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. Neither Administrative Agent nor any Related Party of Administrative Agent shall be under any obligation to any Lender or participant or any other Person to inspect the properties, books or records of Borrower, Guarantor, any of their Related Parties or any other Person, or to ascertain or inquire into (u) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (v) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (w) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (x) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Loan Documents, (y) the value or the sufficiency of any Collateral, or (z) the satisfaction of any condition set forth herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 8.4 Reliance by Administrative Agent; Authorized Signers. Administrative Agent is authorized to rely upon the continuing authority of the Authorized Persons and Authorized Signers to bind Borrower with respect to all matters pertaining to the Loan and the Loan Documents, including the selection of interest rates. Such authorization may be changed only upon written notice addressed to Administrative Agent accompanied by evidence, reasonably satisfactory to Administrative Agent, of the authority of the Person giving such notice. Such

Page 51 notice shall be effective not sooner than five (5) Business Days following receipt thereof by Administrative Agent. Without limitation of the foregoing, Administrative Agent shall be entitled to rely, and shall be fully protected, and shall be indemnified by Lenders pursuant to Section 8.7, in relying, upon any writing , resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, telephone message, email or other electronic (including any Internet or intranet website posting or other distribution) communication, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any party to the Loan Documents), independent accountants and other experts selected by Administrative Agent. In determining compliance with any condition hereunder to the making of the Loan that by its terms must be fulfilled to the satisfaction of a Lender, Administrative Agent may presume that such condition is satisfactory to such Lender unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of the Loan. For purposes of determining compliance with the conditions specified in Exhibit “C”, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders if required hereunder as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected, and shall be indemnified by Lenders pursuant to Section 8.7, in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or such greater number of Lenders as may be expressly required hereby in any instance, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders. In the absence of written instructions from the Required Lenders or such greater number of Lenders, as expressly required hereunder, Administrative Agent may take or not take any action, at its discretion, unless this Agreement specifically requires the consent of the Required Lenders or such greater number of Lenders. Notwithstanding anything to the contrary herein, in no event shall Administrative Agent be required to take any action that it determines may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law, and Administrative Agent shall be indemnified by Lenders pursuant to Section 8.7 with respect to such determination. 8.5 Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Potential Default unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement and describing such Default or Potential Default, and Administrative Agent determines that such Default or such Potential Default (if it were to become a Default) will have a Material Adverse Effect. Administrative Agent will notify Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to any such Default as may be

Page 52 requested by the Required Lenders in accordance with Article 7; provided, however, that unless and until Administrative Agent has received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of Lenders. 8.6 Credit Decision; Disclosure of Information by Administrative Agent. (a) Each Lender acknowledges that neither Administrative Agent nor any Related Party of Administrative Agent has made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower and Guarantor, shall be deemed to constitute any representation or warranty by Administrative Agent or any Related Party of Administrative Agent to any Lenders as to any matter, including whether Administrative Agent or any Related Party of Administrative Agent have disclosed material information in their possession. Each Lender represents to Administrative Agent that it has, independently and without reliance upon Administrative Agent or any Related Party of Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and Guarantor, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower and Guarantor hereunder. Each Lender also represents that it will, independently and without reliance upon Administrative Agent or any Related Party of Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and Guarantor. (b) Administrative Agent promptly after its receipt shall provide each Lender such notices, reports and other documents expressly required to be furnished to Lenders by Administrative Agent herein. To the extent not already available to a Lender, Administrative Agent shall also provide each Lender and/or make available for such Lender’s inspection during reasonable business hours and at such Lender’s expense, promptly after such Lender’s written request therefor: (i) copies of the Loan Documents; (ii) such information as is then in Administrative Agent’s possession in respect of the current status of principal and interest payments and accruals in respect of the Loan; (iii) copies of all current financial statements in respect of Borrower, Guarantor or other Person liable for payment or performance by Borrower of any obligations under the Loan Documents, then in Administrative Agent’s possession with respect to the Loan; and (iv) other current factual information then in Administrative Agent’s possession with respect to the Loan and bearing on the continuing creditworthiness of Borrower or Guarantor, or any of their respective Affiliates; provided that nothing contained in this Section shall impose any liability upon Administrative Agent for its failure to provide a Lender any of such Loan Documents, information, or financial statements, unless such failure constitutes willful misconduct or gross negligence on Administrative Agent’s part; and provided, further, that Administrative Agent shall not be obligated to provide any Lender with any information in violation of Law or any contractual restrictions on the disclosure thereof (provided such

Page 53 contractual restrictions shall not apply to distributing to a Lender factual and financial information expressly required to be provided herein). Except as set forth above, Administrative Agent shall not have any duty or responsibility to provide any Lenders with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or Guarantor or any of their respective Affiliates which may come into the possession of Administrative Agent or any Related Party of Administrative Agent. 8.7 Indemnification of Administrative Agent. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, LENDERS HEREBY INDEMNIFY ADMINISTRATIVE AGENT AND EACH RELATED PARTY OF ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF BORROWER AND WITHOUT LIMITING THE OBLIGATION OF BORROWER TO DO SO), PRO RATA, AND HOLD HARMLESS ADMINISTRATIVE AGENT AND EACH RELATED PARTY OF ADMINISTRATIVE AGENT FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES INCURRED BY IT, INCLUDING BEFORE, DURING AND AFTER ANY FORECLOSURE OF ANY SECURITY INSTRUMENT, OTHER EXERCISE OF RIGHTS AND REMEDIES OR SALE OF ANY PROPERTY, INCLUDING THOSE IN WHOLE OR PART ARISING FROM ADMINISTRATIVE AGENT’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE; provided, however, that no Lender shall be liable for the payment to Administrative Agent or any Related Party of Administrative Agent of any portion of such Indemnified Liabilities to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Person’s own gross negligence or willful misconduct; provided, further, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.7. All payments on account of the foregoing shall be due and payable ten (10) days after demand by Administrative Agent therefor. Without limitation of the foregoing, to the extent that Administrative Agent is not reimbursed by or on behalf of Borrower, each Lender shall reimburse Administrative Agent within ten (10) days after demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred by Administrative Agent as described in Section 9.11. The undertaking in this Section 8.7 shall survive the resignation or replacement of Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all Obligations. 8.8 Administrative Agent in Individual Capacity. Administrative Agent, in its individual capacity, and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any party to the Loan Documents and their respective subsidiaries and other Affiliates as though Administrative Agent was not Administrative Agent hereunder, without notice to or consent of Lenders and without any duty to account therefor to Lenders. Lenders acknowledge that Borrower and Bank of America or its Affiliate have entered or may enter into Swap Transactions. Lenders shall have no right to share in any portion of any payments made by Borrower under the terms of such Swap Transactions (except and to the extent Lenders shall have participated with Bank of America or such Affiliate

Page 54 in such Swap Transactions). Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any party to the Loan Documents, or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of such parties or such parties’ Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to its Pro Rata Share of the Loan, Bank of America shall have the same rights and powers under this Agreement as any other Lenders and may exercise such rights and powers as though it were not Administrative Agent or party to Swap Transactions, and the terms “Lender” and “Lenders” include Bank of America in its individual capacity. 8.9 Successor Administrative Agent. Administrative Agent may resign as Administrative Agent upon thirty (30) days’ written notice to Lenders and Borrower. Additionally, if the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to Borrower and such Person, remove such Person as Administrative Agent. If Administrative Agent resigns or is so removed by the Required Lenders under this Agreement, the Required Lenders shall, (i) within thirty (30) days after receipt of Administrative Agent’s notice of resignation or (ii) within five Business Days of the removal of Administrative Agent, as applicable, appoint from among Lenders a successor administrative agent for Lenders, which successor administrative agent shall be consented to by Borrower at all times other than during the existence of a Default (which consent of Borrower shall not be unreasonably withheld or delayed). Upon the acceptance by the successor administrative agent of its appointment as successor administrative agent hereunder, the retiring Administrative Agent’s resignation or removal, as applicable, shall be effective, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor administrative agent, and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation, or on or before the removal day specified by Required Lenders in their removal notice to Administrative Agent and Borrower, whichever applies, then the Lender other than the retiring Administrative Agent holding the largest Commitment shall automatically become the successor administrative agent; it being understood and agreed that the retiring Administrative Agent’s resignation or removal, as applicable, shall in all instances become effective upon such thirtieth (30th) day, or upon the removal day set forth in Required Lenders’ removal notice, whichever applies. After the effective date any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII and other applicable Sections of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. 8.10 Releases; Acquisition and Transfers of Collateral. (a) Lenders hereby irrevocably authorize Administrative Agent to transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of Lenders to transfer or sell, any Collateral (i) upon the termination of the Commitments, the termination of all obligations of each Swap Counterparty to advance any funds under any Swap

Page 55 Contract, and payment and satisfaction in full of all Indebtedness; (ii) constituting a release, transfer or sale of a lien or Collateral if Borrower will certify to Administrative Agent that the release, transfer or sale is permitted under this Agreement or the other Loan Documents (and Administrative Agent may rely conclusively on any such certificate, without further inquiry); or (iii) after foreclosure or other acquisition of title (1) in the discretion of Administrative Agent if a purchase price of at least ninety percent (90%)) of the value indicated in the most recent appraisal of the collateral obtained by Administrative Agent and made in accordance with regulations governing Administrative Agent, less any reduction indicated in the appraised value estimated by any experts in the applicable areas engaged by Administrative Agent; or (2) if approved by the Required Lenders. (b) If all or any portion of the Collateral is acquired by foreclosure or by deed in lieu of foreclosure, Administrative Agent shall take title to the Collateral in its name or by an Affiliate of Administrative Agent, but for the benefit of all Lenders in their Pro Rata Shares on the date of the foreclosure sale or recordation of the deed in lieu of foreclosure (the “Acquisition Date”). Administrative Agent and all Lenders hereby expressly waive and relinquish any right of partition with respect to any collateral so acquired. After any Collateral is acquired, Administrative Agent shall appoint and retain one or more Persons (individually and collectively, the “OREO Property Manager”) experienced in the management, leasing, sale and/or disposition of similar properties. As of the Acquisition Date, the insurance policies referred to in Section 4.5 (including unearned premiums) and all proceeds payable thereunder shall vest in Administrative Agent for the benefit of all Lenders in their Pro Rata Shares, to the extent permissible under such policies. (c) After consulting with the OREO Property Manager, Administrative Agent shall prepare a written plan for operation, management, improvement, maintenance, repair, sale and disposition of the Collateral and a budget for the aforesaid, which may include a reasonable management fee payable to Administrative Agent (the “Business Plan”). Administrative Agent will deliver the Business Plan not later than the sixtieth (60th) day after the Acquisition Date to each Lender with a written request for approval of the Business Plan. If the Business Plan is approved by the Required Lenders, Administrative Agent and the OREO Property Manager shall adhere to the Business Plan until a different Business Plan is approved by the Required Lenders. Administrative Agent may propose an amendment to the Business Plan as it deems appropriate, which shall also be subject to Required Lender approval. If the Business Plan (as may be amended) proposed by Administrative Agent is not approved by the Required Lenders, or if sixty (60) days have elapsed following the Acquisition Date without a Business Plan being proposed by Administrative Agent, any Lender may propose an alternative Business Plan, which Administrative Agent shall submit to all Lenders for their approval. If an alternative Business Plan is approved by the Required Lenders, Administrative Agent may appoint one of the approving Lenders to implement the alternative Business Plan. Notwithstanding any other provision of this Agreement, unless in violation of an approved Business Plan or otherwise in an emergency situation, Administrative Agent shall, subject to Section 8.10(a), have the right but not the obligation to take any action in connection with the Collateral (including those with respect to all Real Property Taxes, Insurance Premiums, operation, management, improvement, maintenance, repair, sale and disposition), or any portion thereof.

Page 56 (d) Upon written request by Administrative Agent or Borrower at any time, Lenders will confirm in writing Administrative Agent’s authority to sell, transfer or release any such liens of particular types or items of Collateral pursuant to this Section 8.10; provided, however, that (i) Administrative Agent shall not be required to execute any document necessary to evidence such release, transfer or sale on terms that, in Administrative Agent’s opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the transfer, release or sale without recourse, representation or warranty, and (ii) such transfer, release or sale shall not in any manner discharge, affect or impair the obligations of Borrower other than those expressly being released. (e) If only two (2) Lenders exist at the time Administrative Agent receives a purchase offer for Collateral, the consent of the Required Lenders is required pursuant to Section 8.10(a), and one of the Lenders does not consent within ten (10) Business Days after notification from Administrative Agent, the consenting Lender may, in writing to the other Lender, offer (“Purchase Offer”) to purchase all of the non-consenting Lender’s right, title and interest in such Collateral for a purchase price equal to the non-consenting Lender’s Pro Rata Share of the net proceeds anticipated from such sale of such Collateral (as reasonably determined by Administrative Agent, including the undiscounted face principal amount of any purchase money obligation not payable at closing) (“Lender Net Disposition Proceeds”). Within ten (10) Business Days thereafter the non-consenting Lender shall be deemed to have accepted such Purchase Offer unless the non-consenting Lender notifies Administrative Agent that it elects to purchase all of the consenting Lender’s right, title and interest in such Collateral for a purchase price payable by the non-consenting Lender in an amount equal to the consenting Lender’s Pro Rata Share of the Lender Net Disposition Proceeds. Any amount payable hereunder by a Lender shall be due on the earlier to occur of the closing of the sale of such Collateral or ninety (90) days after receipt by the non-consenting Lender of the Purchase Offer, regardless of whether such Collateral is sold. 8.11 Application of Payments. Except as otherwise provided below with respect to Defaulting Lenders, aggregate principal and interest payments, payments for Indemnified Liabilities and/or foreclosure or sale of the collateral, and net operating income from the collateral during any period it is owned by Administrative Agent on behalf of Lenders (“Payments”) shall be apportioned pro rata among Lenders and payments of any fees (other than fees designated for Administrative Agent’s separate account) shall, as applicable, be apportioned pro rata among Lenders. All pro rata Payments shall be remitted to Administrative Agent and all such payments not constituting payment of specific fees, and all proceeds of the Collateral received by Administrative Agent, shall be applied first, to pay any fees, indemnities, costs, expenses (including those in Section 8.7) and reimbursements then due to Administrative Agent from Borrower (including any of the foregoing constituting Administrative Agent Advances, together with interest thereon); second, to pay any fees, costs, expenses and reimbursements then due to Lenders from Borrower (including any of the foregoing constituting Administrative Agent Advances, together with interest thereon, reimbursed by Lenders); third, to pay (on a pari passu basis) pro rata interest and late charges due in respect of the Indebtedness and regularly occurring payments under any Swap Contract; fourth, to pay (on a pari passu basis) or prepay pro rata principal of the Indebtedness and “Settlement Amounts” or “Close-Out Amounts”, and similar payments, as applicable, payable by Borrower under Swap Transactions; and last, to

Page 57 Borrower, if required by Law, or Lenders in Pro Rata Share percentages equal to their percentages at the termination of the Aggregate Commitments. Notwithstanding anything to the contrary in this Agreement, obligations arising under Swap Contracts shall be excluded from the application described above in this Section 8.11 if Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as Administrative Agent may request, from the applicable Hedge Bank. Each Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of this Article VIII for itself and its Affiliates as if a “Lender” party hereto. 8.12 Administrative Agent Advances. (a) Administrative Agent is authorized, from time to time, in Administrative Agent’s sole discretion to make, authorize or determine other advances, or otherwise expend funds, on behalf of Lenders (“Administrative Agent Advances”), (i) to pay any costs, fees and expenses as described in Section 4.16, (ii) when the conditions precedent set forth in Exhibit “C” have been satisfied to the extent required by Administrative Agent, and (iii) when Administrative Agent deems necessary or desirable to preserve or protect the Collateral or any portion thereof (including those with respect to Real Property Taxes, Insurance Premiums, operation, management, improvements, maintenance, repair, sale and disposition) (A) subject to Section 8.5, after the occurrence of a Default, and (B) subject to Section 8.10, after acquisition of all or a portion of the Collateral by foreclosure or otherwise. (b) Administrative Agent Advances shall constitute obligatory advances of Lenders under this Agreement, shall be repayable on demand and secured by the Collateral, and if unpaid by Lenders as set forth below shall bear interest at the rate applicable to such amount under the Loan or if no longer applicable, at the Base Rate. Administrative Agent shall notify each Lender in writing of each Administrative Agent Advance. Upon receipt of notice from Administrative Agent of its making of an Administrative Agent Advance, each Lender shall make the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the Administrative Agent Advance available to Administrative Agent, in same day funds, to such account of Administrative Agent as Administrative Agent may designate, (i) on or before 3:00 p.m. (Administrative Agent’s Time) on the day Administrative Agent provides Lenders with notice of the making of such Administrative Agent Advance if Administrative Agent provides such notice on or before 12:00 p.m. (Administrative Agent’s Time), or (ii) on or before 12:00 p.m. (Administrative Agent’s Time) on the Business Day immediately following the day Administrative Agent provides Lenders with notice of the making of such Administrative Agent Advance if Administrative Agent provides notice after 12:00 p.m. (Administrative Agent’s Time). 8.13 Defaulting Lender. 8.13.1 Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

Page 58 (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 9.9. (b) Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 7 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 9.7 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, as Borrower may request (so long as no Default or Potential Default exists), to the funding of any advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; third, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Potential Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such advances were made at a time when the conditions for same, if any, were satisfied or waived, such payment shall be applied solely to pay the advances of all Non- Defaulting Lenders on a pro rata basis prior to being applied to the payment of any advances of such Defaulting Lender until such time as all advances are held by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. 8.13.2 Defaulting Lender Cure. If Borrower and Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding advances of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Commitments (and outstanding principal balance of all advances) to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Page 59 8.14 Lender ERISA Representation and Warranty. Each Lender represents and warrants as of the date hereof to Administrative Agent and Arranger and their respective Affiliates, and not, for the avoidance of doubt, for the benefit of Borrower or any Guarantor, that (a) such Lender is not and will not be (i) an “employee benefit plan,” as defined in Section 3(3) of ERISA or (ii) a “plan” within the meaning of Section 4975(e) of the Code; (b) the assets of such Lender do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA; (c) such Lender is not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA; and (d) transactions by or with such Lender are not and will not be subject to federal, state or local statutes applicable to such Lender regulating investments of fiduciaries with respect to governmental plans. 8.15 Benefit. The terms and conditions of this Article VIII are inserted for the sole benefit of Administrative Agent and Lenders; the same may be waived in whole or in part, with or without terms or conditions, without prejudicing Administrative Agent’s or Lenders’ rights to later assert them in whole or in part. 8.16 Co-Agents; Lead Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “co-agent,” “bookrunner,” or “lead manager,” “arranger,” “lead arranger” or “co- arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified as a “syndication agent,” “documentation agent,” “co-agent” or “lead manager” shall have or be deemed to have any fiduciary relationship with any Lenders. Each Lender acknowledges that it has not relied, and will not rely, on any of Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. 8.17 Lender Participation in Swap Transactions. If Borrower enters into any Swap Transaction and Swap Contract with one or more Lenders, such Lender(s) shall notify each other then-existing Lender of the terms of each such Swap Transaction and each then-existing Lender (other than a Defaulting Lender) shall have the right in its sole discretion to participate in each such Swap Transaction pro rata according to such Lender’s Pro Rata Share of the amount of the applicable Swap Transaction. All such participation interests shall be governed pursuant to separate documentation. 8.18 Swap Contracts. Except as otherwise expressly set forth herein, no Hedge Bank that obtains the benefit of the provisions of Section 8.11 or any Collateral by virtue of the provisions hereof or any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or any Loan Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VIII to the contrary, Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Swap Contracts except to the extent expressly provided herein and unless Administrative Agent

Page 60 has received a Secured Party Designation Notice with respect to the related Swap Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable Hedge Bank. Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Swap Contracts. 8.19 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time Administrative Agent makes a payment hereunder in error to any Lender (the “Credit Party”), whether or not in respect of an Obligation due and owing by Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount. 8.20 Borrower Not a Party. Except as expressly otherwise provided herein, the provisions of this Article VIII are solely among and for the benefit of Administrative Agent and the Lenders, and except as expressly otherwise provided herein, in no event shall Borrower be considered a party thereto or a beneficiary thereof or have any additional obligations arising solely out of the provisions contained in this Article VIII. ARTICLE 9 - GENERAL TERMS AND CONDITIONS 9.1 Consents; Indemnification by Borrower. 9.1.1 Consents. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Administrative Agent’s or Lenders’ judgment is required under any Loan Document, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Administrative Agent or Lenders (as applicable), (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Administrative Agent or Lenders (as applicable), and (c) free from any limitation or requirement of reasonableness. Notwithstanding any approvals or consents by Administrative Agent or Lenders, neither Administrative Agent nor any Lender has any obligation or responsibility whatsoever for the adequacy, form or content of any appraisal, environmental, engineering, property condition or other inspection, audit, report or assessment, any contract, any change order, any lease, or any other matter incident to the Property. Any appraisal, inspection, audit, report or assessment of the Property or the books and records of Borrower or Guarantor, or the procuring of documents and financial and other information, by or on behalf of Administrative Agent shall be for

Page 61 Administrative Agent’s and Lenders’ protection only, and shall not constitute an assumption of responsibility to Borrower or anyone else with regard to the condition, value, construction, maintenance or operation of the Property, or relieve Borrower or Guarantor of any of its obligations. 9.1.2 Indemnification by Borrower. Borrower shall indemnify Administrative Agent (and any sub-agent thereof), each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from (a) any claim, action, loss or cost (including reasonable attorneys’ fees and costs of Administrative Agent, and to the extent provided under Section 4.16, Lenders) arising from or relating to (i) the Leases, the Property, the Improvements and the other Property, including any defect therein, (ii) all accounts of Borrower or the Property, (iii) the performance or default of Borrower, Borrower’s surveyors, architects, engineers, contractors, the construction inspector, or any other Person, (iv) any failure to construct, complete, protect or insure any Improvements, including Tenant Improvements, (v) the payment of costs of labor, materials, or services supplied for the construction of any Improvements, including Tenant Improvements, (vi) the protection, preservation, operation, management, improvement, maintenance, repair, sale and disposition of each Property (including those with respect to Real Property Taxes, Insurance Premiums, and leasing costs and broker fees) or (vii) the performance of any obligation of Borrower whatsoever; (b) any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any outside counsel for Administrative Agent, and to the extent provided under Section 4.16, Lenders), incurred by such Indemnitee or asserted against such Indemnitee by any Person (including Borrower or Guarantor) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument expressly contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of Administrative Agent (and any sub agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 2.1), (ii) any Commitment or Advance of the Loan, (iii) the content or accuracy of any appraisal provided by Administrative Agent to Borrower, Borrower’s use of any such appraisal, and/or subsequent use of any such appraisal by any third party to whom Borrower provides such appraisal, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding, whether it is defeated, successful, or withdrawn), whether brought by a third party or by Borrower or Guarantor, and regardless of whether any Indemnitee is a party thereto, including all actual out-of-pocket costs and expenses incurred by any Indemnitee in connection with any subpoena, deposition or otherwise acting as a witness, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE (all of the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, or willful misconduct of such Indemnitee or (z) result from a claim not involving an act or omission of Borrower and that is brought by an Indemnitee against another Indemnitee (other than against the arranger or

Page 62 Administrative Agent in their capacities as such). Without limiting the provisions of Section 2.1(c), this Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Inspection shall not constitute an acknowledgement or representation by Administrative Agent, any Lender or the construction inspector that there has been or will be compliance with the plans and specifications, the Loan Documents, or applicable Laws, governmental requirements or restrictive covenants, or that the construction is free from defective materials or workmanship. All payments on account of the Indemnified Liabilities shall be due and payable ten (10) days after demand by Administrative Agent therefor. The indemnities in this Subsection shall not terminate upon the release, foreclosure or other termination of any Security Instrument but will survive the release, foreclosure of each Security Instrument or conveyance in lieu of foreclosure, the repayment of the Indebtedness, the discharge and release of each Security Instrument and the other Loan Documents, any proceeding under any Debtor Relief Law, and any other event whatsoever. 9.2 Miscellaneous. 9.2.1 Counterparts. This Agreement may be executed in several counterparts (and by different parties hereto in different counterparts), all of which are identical, and all of which counterparts together shall constitute one and the same instrument. 9.2.2 Integration; Effectiveness. This Agreement, the other Loan Documents, and any other documents or agreements delivered in connection herewith or therewith constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Exhibit “C”, this Agreement shall become effective when it shall have been executed by Administrative Agent and Borrower and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 9.2.3 Electronic Signatures. This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may, if agreed by Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this Section may include use or acceptance by Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Administrative Agent

Page 63 and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent Administrative Agent has agreed to accept such Electronic Signature, Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Borrower or any Guarantor without further verification and regardless of the appearance or form of such Electronic Signature and (b) upon the request of Administrative Agent or any Lender, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. 9.2.4 Severability. A determination that any provision of this Agreement or any other Loan Document is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances. The parties shall endeavor in good faith negotiations to replace the unenforceable or invalid provisions with valid provisions the economic effect of which comes as close as possible to that of the unenforceable or invalid provisions. The unenforceability or invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.2.4, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. 9.2.5 Time of the Essence. Time shall be of the essence with respect to Borrower’s obligations under the Loan Documents. 9.2.6 GOVERNING LAW. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (EXCEPT TO THE EXTENT EXPRESSLY SET FORTH THEREIN), AND THEIR RESPECTIVE VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW. 9.2.7 Electronic Delivery. (a) Documents required to be delivered pursuant to Section 4.9, and Exhibit “B” (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically (including by use of the Platform, the Online Banking Portal, or such

Page 64 other delivery method as may be approved by Administrative Agent) and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such documents, uploads such documents on the Platform, the Online Banking Portal, or such other delivery method as may be approved by Administrative Agent; or (ii) on which such documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent); provided that: (A) Borrower shall deliver paper copies of such documents to Administrative Agent or any Lender upon its request to Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by Administrative Agent or such Lender and (B) Borrower shall notify Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. (b) Borrower hereby acknowledges that (i) Administrative Agent and/or Arranger may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of Borrower hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on Debt Domain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. Borrower hereby agrees that so long as Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (A) by marking Borrower Materials “PUBLIC,” Borrower shall be deemed to have authorized Administrative Agent, Arranger and Lenders to treat Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States Federal and state securities Laws (provided, however, that to the extent Borrower Materials constitute Information, they shall be treated as set forth in Section 9.5); (B) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information,” and (C) Administrative Agent and Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, no Borrower shall be under any obligation to mark any Borrower Materials “PUBLIC.” 9.2.8 Notices; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all

Page 65 notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) to the address, facsimile number, electronic mail address or telephone number specified for notices as follows (unless changed by similar notice in writing given by the particular party whose address is to be changed): (1) if to Borrower at the addresses set forth on the signature page of this Agreement, (2) if to any Guarantor at the addresses set forth on the signature page of the Guaranty, (3) or if to Administrative Agent to the addresses set forth on the Schedule of Lenders; (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to Borrower); Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient); provided, however, that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notices and other communications delivered through electronic communications to the extent provided in sub clause (b) below, shall be effective as provided in such clause (b). (b) Electronic Communications. Notices and other communications to Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, and Internet or intranet websites) pursuant to procedures approved by Administrative Agent. Administrative Agent or Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that

Page 66 such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Borrower, any Lender, or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower’s, any Guarantor’s or Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet. (d) Change of Address, Etc. Each of Borrower or Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by written notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by written notice to Borrower and Administrative Agent. In addition, each Lender agrees to notify Administrative Agent from time to time to ensure that Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent and Lenders. Administrative Agent and Lenders shall be entitled to rely and act upon any notices (including telephonic Loan advance notices and any notices received by Administrative Agent given through the Online Banking Portal) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify each Indemnitee from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other communications with Administrative

Page 67 Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording. If a Lender does not notify or inform Administrative Agent of whether or not it consents to, or approves of or agrees to any matter of any nature whatsoever with respect to which its consent, approval or agreement is required under the express provisions of this Agreement or with respect to which its consent, approval or agreement is otherwise requested by Administrative Agent, in connection with the Loan or any matter pertaining to the Loan, within ten (10) Business Days (or such longer period as may be specified by Administrative Agent) after such consent, approval or agreement is requested by Administrative Agent, Lender shall be deemed to have given its consent, approval or agreement, as the case may be, with respect to the matter in question. 9.3 Payments Set Aside. To the extent that any payment by or on behalf of Borrower is made to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises any right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law, to a depository (including Administrative Agent, any Lender or its or their Affiliates) for returned items or insufficient collected funds, or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. 9.4 Successors and Assigns. (a) Successors and Assigns Generally. Subject to Section 8.14, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 9.4(b), (ii) by way of participation in accordance with the provisions of Section 9.4(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.4(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent permitted in Section 9.4(d) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its

Page 68 Commitment and Pro Rata Share of the Loan at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and Pro Rata Share of the Loan at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in Section 9.4(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 9.4(b)(i)(A), the aggregate amount of the Commitment (which for this purpose includes the Pro Rata Share of the Loan outstanding) or, if the Commitment is not then in effect, the principal outstanding Pro Rata Share of the Loan that is subject to each such assignment, determined as of the date of the “Effective Date” specified in the Assignment and Assumption, shall not be less than Ten Million Dollars ($10,000,000) unless each of Administrative Agent and, so long as no Default has occurred and is continuing, Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed), and, with respect to any consent of Borrower, shall be deemed given if Administrative Agent does not receive a written disapproval from Borrower within five (5) Business Days after delivery of any request for consent. Borrower shall not be required to execute any documents in connection with any such assignment that expand any of the obligations of Borrower hereunder or under any of the other Loan Documents or create any additional covenants, representations or warranties of Borrower hereunder or thereunder. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to its Pro Rata Share of the Loan and the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 9.4(b)(i)(B) and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed; it being understood and agreed that it shall be reasonable for Borrower to withhold its consent if, as a result of such assignment (X) Borrower will be required to make additional payments in respect of Indemnified Taxes as provided in Section 2.1, or (Y) Borrower demonstrates to Administrative Agent’s reasonable satisfaction that, in the future, Borrower will likely be required to make additional payment in respect of Indemnified Taxes as provided in Section 2.1) shall be required unless (1) a Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a

Page 69 Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received notice thereof, and provided, further, that Borrower’s consent shall not be required during the primary syndication of the Loan; and (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of Three Thousand Five Hundred Dollars ($3,500); provided, however, that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to Borrower, Guarantor or any other Person liable for any part of the Obligations or any Affiliate or Subsidiary of the foregoing, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person. (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable Pro Rata Share of the Loan previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata Share of the Loan. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this Section 9.4(b), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 9.4(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under

Page 70 this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of this Agreement with respect to Borrower’s obligations surviving termination of this Agreement); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request by Administrative Agent, Borrower (at its expense to the extent that the expenses of Borrower do not exceed Ten Thousand Dollars ($10,000)) shall execute and deliver substitute Note(s) to Administrative Agent for the assignee, and, for partial assignments, the assignor in replacement of the assignor’s then-existing Note (each, a “Replacement Note”). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.4(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.4(d). For purposes of clarification and notwithstanding any provision to the contrary, if Borrower’s expenses relating to a Replacement Note exceed Ten Thousand Dollars ($10,000), such expenses exceeding Ten Thousand Dollars ($10,000) shall be borne by the Lender or Lenders receiving replacement notes pro rata in accordance with such Lenders’ Pro Rata Shares. (c) Register. Administrative Agent, acting solely for this purpose as an agent of Borrower (and such agency being solely for tax purposes), shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of Lenders, and the Commitments of, and the principal amount (and stated interest) of each Lender’s Pro Rata Share of the Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior written notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender, Borrower, Guarantor or any Affiliate or Subsidiary of Borrower or Guarantor) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or its Pro Rata Share of the Loan owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 8.7 without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any

Page 71 amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the second proviso of Section 9.9 that affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.1 and 2.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.4(b) (it being understood that the documentation required under Section 2.1(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.4(b); provided that such Participant (A) agrees to be subject to the provisions of Sections 2.7 and 9.12 as if it were an assignee under Section 9.4(b) and (B) shall not be entitled to receive any greater payment under Section 2.1 or 2.5, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s written request, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 2.7 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.7 as though it were a Lender; provided that such Participant agrees to be subject to Section 9.8 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amount (and stated interest) of each Participant’s interest in the Loan or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 9.5 Treatment of Certain Information; Confidentiality. Administrative Agent and each Lender agrees to maintain the confidentiality of the Information (defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction

Page 72 over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any Swap Transaction under which payments are to be made by reference to Borrower or any Guarantor and their respective obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating Borrower or any Guarantor or the Loan provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the Loan provided hereunder, (h) with the consent of Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Administrative Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower. In addition, Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors (provided that such information does not disclose the names of Borrower, the Property or any Affiliate of Borrower), similar service providers in the industry and service providers to Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments (it being understood that any such service providers to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential). For purposes of this Section, “Information” means all information received from Borrower or any Guarantor relating to Borrower or any Guarantor or any of their respective businesses, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Borrower or any Guarantor, provided that, in the case of Information received from Borrower or any Guarantor after the date hereof, such Information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord to its own confidential information. 9.6 Confidentiality. Each of Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning Borrower or a Guarantor, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. 9.7 Set-off. In addition to any rights and remedies of Administrative Agent and Lenders provided by Law, upon the occurrence and during the continuance of any Default, Administrative Agent and, with the prior written consent of Administrative Agent, each Lender, is authorized at any time and from time to time, without prior written notice to Borrower, any

Page 73 such notice being waived by Borrower, to set-off and apply any and all deposits, general or special, time or demand, provisional or final, any time owing by Administrative Agent or Lenders hereunder or under any other Loan Document to or for the credit or the account of such parties to the Loan Documents against any and all Indebtedness, irrespective of whether or not Administrative Agent or Lenders shall have made demand under this Agreement or any other Loan Document and although such Indebtedness may be contingent or unmatured or denominated in a currency different from that of the applicable depositor indebtedness. Each Lender agrees promptly to notify Borrower and Administrative Agent after any such set off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set off and application. 9.8 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the portions of the Loan advanced by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the portions of the Loan made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such portions of the Loan or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered without further interest thereon. Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Law, exercise all of its rights of payment (including the right of set-off), but subject to Section 9.7 with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 9.8 and will in each case notify Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 9.8 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. 9.9 Amendments; Survival. Administrative Agent and Lenders shall be entitled to amend (whether pursuant to a separate intercreditor agreement or otherwise) any of the terms, conditions or agreements set forth in Article 8 or as to any other matter in the Loan Documents respecting payments to Administrative Agent or Lenders or the required number of Lenders to approve or disapprove any matter or to take or refrain from taking any action, without the consent of Borrower or any other Person or the execution by Borrower or any other Person of any such amendment or intercreditor agreement. Subject to the foregoing, Administrative Agent may amend or waive any provision of this Agreement or any other Loan Document, or consent to any departure by any party to the Loan Documents therefrom which amendment, waiver or consent is intended to be within Administrative Agent’s discretion or determination, or otherwise

Page 74 in Administrative Agent’s reasonable determination shall not have a Material Adverse Effect; provided, however, that otherwise no such amendment, waiver or consent shall be effective unless in writing, signed by the Required Lenders and Borrower or the applicable party to the Loan Documents, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; and provided, further, that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 7.2), without the written consent of such Lender (it being understood that a waiver of a Default shall not constitute an extension or increase in any Lender’s Commitment); (b) except in accordance with Section 1.6(b) and Exhibit “I” hereof, postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any portion of the Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that Administrative Agent may waive any obligation of Borrower to pay interest at the Default Rate and/or late charges for periods of up to thirty (30) days, and only the consent of the Required Lenders shall be necessary to waive any obligation of Borrower to pay interest at the Default Rate or late charges thereafter, or to amend the definition of “Default Rate” or “late charges”; (d) change the percentage of the combined Commitments or of the aggregate unpaid principal amount of the Loan which is required for the Lenders or any of them to take any action hereunder, without the written consent of each Lender; (e) change the definition of “Pro Rata Share” or “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (f) amend this Section 9.9, or Section 9.8, without the written consent of each Lender; (g) except in accordance with Section 4.27(d), release the liability of Borrower or any existing Guarantor without the written consent of each Lender; (h) permit the sale, transfer, pledge, mortgage or assignment of any Collateral or any direct or indirect interest in Borrower, except as expressly permitted under Section 4.27 of this Agreement or the other Loan Documents, without the written consent of each Lender; or (i) transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of the Lenders transfer or sell, any Collateral except as permitted in Section 4.27 or Section 8.10, without the prior written consent of each Lender, and provided,

Page 75 further, that no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to the Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. This Agreement shall continue in full force and effect (except with respect to any Borrower and/or Property which is released pursuant to Section 4.27 hereof) until the Indebtedness is paid in full and all of Administrative Agent’s and Lenders’ obligations under this Agreement are terminated; and all representations and warranties and all provisions herein for indemnity of the Indemnitees, Administrative Agent and Lenders (and any other provisions herein specified to survive) shall survive the resignation or removal of Administrative Agent, any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations. 9.10 Several Obligations; No Liability; No Release. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, (a) the obligations of Lenders hereunder to make Loan advances and to make payments pursuant to Sections 8.7 and 8.12 are several and not joint and (b) such obligations are and shall remain the several, and not joint, obligations of Lenders despite that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Administrative Agent in its capacity as such, and not by or in favor of Lenders. The failure of any Lender to make any Loan advance or to make any payment under Section 8.7 or 8.12 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan advance or to make its payment under Section 8.7 or 8.12. Except as may be specifically provided in this Agreement, no Lender shall have any liability for the acts of any other Lender. No Lender shall be responsible to Borrower or any other Person to take any action on behalf of another Lender hereunder or in connection with the financing contemplated herein. In furtherance of the foregoing, Lenders shall comply with their obligations under the Loan Documents, including the obligations to make payments pursuant to Sections 8.7 and 8.12 regardless of (i) the occurrence of any Default hereunder or under any Loan Document; (ii) any failure of consideration, absence of consideration, misrepresentation, fraud, or any other event, failure, deficiency, breach or irregularity of any nature whatsoever in the Loan Documents; or (iii) any bankruptcy, insolvency or other like event with regard to Borrower or Guarantor. Such obligations of Lenders are in all regards independent of any claims between Administrative Agent and any Lender. 9.11 Costs and Expenses. Without limiting any Loan Document and to the extent not prohibited by applicable Laws, Borrower shall pay when due, shall reimburse to Administrative

Page 76 Agent for the benefit of itself and Lenders promptly following demand and shall indemnify Administrative Agent and Lenders from, all third-party out-of-pocket fees, costs, and expenses paid or incurred by Administrative Agent in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested, required, proposed or done from time to time), or in connection with the disbursement, administration or collection of the Loan or the enforcement of the obligations of Borrower or the exercise of any right or remedy of Administrative Agent, including (a) all reasonable fees and expenses of Administrative Agent’s outside counsel; (b) fees and charges of inspector and engineer engaged by Administrative Agent; (c) appraisal, re- appraisal and survey costs; (d) title insurance charges and premiums; (e) title search or examination costs, including abstracts, abstractors’ certificates and UCC searches; (f) judgment and tax lien searches for Borrower and each Guarantor; (g) escrow fees; (h) fees and costs of environmental investigations, site assessments and remediations; (i) recordation taxes, documentary taxes, transfer taxes and mortgage taxes; (j) filing and recording fees; and (k) loan brokerage fees. Borrower shall pay all out-of-pocket costs and expenses incurred by Administrative Agent, including reasonable attorneys’ fees, if the obligations or any part thereof are sought to be collected by or through an attorney at law, whether or not involving probate, appellate or administrative proceedings or proceedings under any Debtor Relief Law. Borrower shall pay its own costs and expenses of complying with the Loan Documents. Borrower’s obligations under this Section shall survive the delivery of the Loan Documents, the making of advances, the repayment, satisfaction or discharge of all other Obligations, the termination of the Commitments, the resignation or replacement of Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement, the release or reconveyance of any of the Loan Documents, the foreclosure of any Security Instrument or conveyance in lieu of foreclosure, any proceeding under any Debtor Relief Law, and any other event whatsoever. Borrower acknowledges that Administrative Agent may receive a benefit, including a discount, credit or other accommodation, from Administrative Agent’s counsel based on the fees such counsel may receive on account of such counsel’s relationship with Administrative Agent, including fees paid in connection with this Agreement. 9.12 Replacement of Lenders. If Borrower is entitled to replace a Lender pursuant to the provisions of Section 2.7, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.4), all of its interests, rights (other than its existing rights to payments pursuant to Sections 2.1 and 2.4) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) Borrower shall have paid to Administrative Agent the assignment fee (if any) specified in Section 9.4(b) and the other conditions set forth in Section 9.4(b) shall have been satisfied; (b) such Lender shall have received payment of an amount equal to the Principal Debt owing to it, accrued interest thereon, accrued fees and all other amounts payable to it

Page 77 hereunder and under the other Loan Documents from the assignee (to the extent of such Principal Debt and accrued interest and fees) or Borrower (in case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 2.4 or payments required to be made pursuant to Section 2.1, such assignment will result in a reduction in such compensation or payments thereafter; and (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. 9.13 Further Assurances. Borrower will, upon Administrative Agent’s request, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as Administrative Agent deems reasonably necessary, reasonably desirable or reasonably proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument Administrative Agent deems reasonably necessary, desirable, or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed reasonably necessary, reasonably desirable or reasonably proper by Administrative Agent or, subject to the provisions of Section 4.9(e), any Lender to comply with the requirements of any Governmental Authority having jurisdiction over Administrative Agent or such Lender. In addition, at any time, and from time to time, upon written request by Administrative Agent or, subject to the provisions of Section 4.9(e), any Lender, Borrower will, at Borrower’s expense, provide any and all further instruments, certificates and other documents as may, in the reasonable opinion of Administrative Agent or such Lender, be reasonably necessary or reasonably desirable in order to verify Borrower’s identity and background in a manner reasonably satisfactory to Administrative Agent or such Lender. 9.14 Inducement to Lenders. The representations, warranties, covenants, and agreements contained in this Agreement and the other Loan Documents (a) are made to induce Lenders to make the Loan and extend any other credit to or for the account of Borrower pursuant hereto, and Administrative Agent and Lenders are relying thereon, and will continue to rely thereon, and (b) shall survive any foreclosure, any conveyance in lieu of foreclosure, or any proceedings under any Debtor Relief Law involving Borrower, Guarantor or the Property. 9.15 Forum. Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any state court, or any

Page 78 United States federal court, sitting in the State specified in Section 9.2 of this Agreement and to the non-exclusive jurisdiction of any state court or any United States federal court, sitting in the state in which the Property is located, over any suit, action or proceeding arising out of or relating to this Agreement, the other Loan Documents or the Obligations. Borrower hereby irrevocably waives, to the fullest extent permitted by Law, any objection that they may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in Section 9.2 may be made by certified or registered mail, return receipt requested, directed to such party at its address for notice stated in the Loan Documents, or at a subsequent address of which Administrative Agent received actual notice from Borrower in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent to serve process in any manner permitted by Law or limit the right of Administrative Agent to bring proceedings against any party in any other court or jurisdiction. 9.16 Interpretation. References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references (a) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, and (b) to the Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively. References to “Dollars,” “$,” “money,” “payments” or other similar financial or monetary terms are references to lawful money of the United States of America. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to Borrower or Guarantor shall mean, each Person comprising same, jointly and severally. The words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Agreement (including the attached exhibits) and not to any particular Article, Section, paragraph or provision. The terms “agree” and “agreements” mean and include “covenant” and “covenants”. The words “include” and “including” shall be interpreted as if followed by the words “without limitation”. 9.17 [Reserved]. 9.18 Commercial Purpose. Borrower warrants that the Loan is being made solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization. Borrower further warrants that all of the proceeds of the Loan shall be used for commercial purposes and stipulates that the Loan shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes. 9.19 Usury. It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section 9.19

Page 79 shall control every other covenant and agreement in this Agreement, the Note and the other Loan Documents. If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under any of the Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower’s having paid any interest in excess of that permitted by applicable Law, then it is Administrative Agent’s and each Lender’s express intent that all excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the Principal Debt and all other Indebtedness and the provisions of the Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding. 9.20 DISPUTE RESOLUTION PROVISION. This Section is referred to as the “Dispute Resolution Provision.” Administrative Agent, Lenders and Borrower (and any other party to this Agreement) agree that this Dispute Resolution Provision is a material inducement for their entering into this Agreement. (a) Scope. This Dispute Resolution Provision concerns the resolution of any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses (collectively, a “Dispute” or “Disputes”) between Administrative Agent or any Lender, on the one hand, and Borrower and/or any obligor, on the other hand (each side being, for the purposes of this Dispute Resolution Provision, a “Party” and the two sides together being the “Parties”), regardless of whether based on federal, state, or local law, statute, ordinance, regulation, contract, common law, or any other source, and regardless of whether foreseen or unforeseen, suspected or unsuspected, or fixed or contingent at the time of this Agreement, including but not limited to Disputes that arise out of or relate to: (i) this Agreement (including any renewals, extensions, or modifications); or (ii) any document related to this Agreement. For purposes of this Dispute Resolution Provision only, the terms “Lender” or “Party” or “Parties” (to the extent referring to or including Lender) shall include any parent corporation, subsidiary or affiliate of Lender, and the terms “Borrower” or “Party” or “Parties” (to the extent referring to or including Borrower) shall include any parent corporation, subsidiary or affiliate of Borrower, as applicable. (b) Judicial Reference. Any Dispute brought by any Party in a California state court shall be resolved by a general reference to a referee (or a panel of referees) as provided in California Code of Civil Procedure Section 638. The referee (or presiding referee of the panel) shall be a retired Judge or Justice of the California state court system. The referee(s) shall be selected by mutual written agreement of the Parties. If the Parties do not agree, the referee(s) shall be selected by the Presiding Judge of the Court (or his or her representative) as provided in California Code of Civil Procedure Section 640. The referee(s) shall hear and determine all issues relating to the Dispute, whether of fact or of law, and shall do so in accordance with the

Page 80 Laws of the State of California, and shall report a statement of decision. The referee(s) shall be empowered to enter equitable as well as legal relief, provide all temporary or provisional remedies, enter equitable and legal orders that will be binding on the Parties, and rule on any motion which would be authorized in court litigation, including motions to dismiss, for summary judgment, or for summary adjudication. The referee(s) shall award legal fees and costs (including the fees of the referee(s)) relating to the judicial reference proceeding, and to any related litigation or arbitration, in accordance with the terms of this Agreement. The award that results from the decision of the referee(s) shall be entered as a judgment in the court that appointed the referee(s), in accordance with the provisions of California Code of Civil Procedure Sections 644(a). Pursuant to California Code of Civil Procedure Sections 645, the Parties reserve the right to seek appellate review of any judgment or order, including but not limited to, orders pertaining to class certification, to the same extent permitted in a court of law. (c) Arbitration Provisions. The Parties agree that judicial reference pursuant to Subsection (b) above is the preferred method of dispute resolution of all Disputes, when available. The Parties therefore agree that injunctive relief, including a temporary restraining order, without the posting of any bond or security, shall be appropriate to enjoin the prosecution of any arbitration proceeding where the Disputes at issue become subject to (and as long as they remain subject to) judicial reference pursuant to Subsection (b) above, provided that, subject to the provisions of Subsection (g) below, a Party moves for such relief within thirty (30) days of its receipt of a demand for arbitration of a Dispute. However, with respect to any Dispute brought in a forum other than a California state court, or brought in a California state court but judicial reference pursuant to Subsection (b) above is not available or enforced by the court, subject to the provisions of Subsection (g) below, the arbitration provisions in this Subsection (c) (collectively, the “Arbitration Provisions”) shall apply to the Dispute. In addition, if either of the Parties serves demand for arbitration of a Dispute in accordance with these Arbitration Provisions, and the other Party does not move to enjoin the arbitration proceeding within thirty (30) days of receipt of the demand, the right to judicial reference shall be waived and, subject to the provisions of Subsection (g) below, the Dispute shall remain subject to these Arbitration Provisions thereafter. The inclusion of these Arbitration Provisions in this Agreement shall not otherwise be deemed as any limitation or waiver of the judicial reference provisions. The Arbitration Provisions are as follows: (i) For any Dispute for which these Arbitration Provisions apply, the Parties agree that at the request of any Party to this Agreement, such Dispute shall be resolved by binding arbitration. The Disputes shall be governed by the Laws of the State of California without regard to its conflicts of law principles. The Federal Arbitration Act, 9 U.S.C. §§ 1 et seq. (the “Act”), shall apply to the construction, interpretation, and enforcement of these Arbitration Provisions, as well as to the confirmation of or appeal from any arbitration award. (ii) Arbitration proceedings will be determined in accordance with the Act, the then-current Commercial Finance rules and procedures of the American Arbitration Association or any successor thereof (“AAA”) (or any successor rules for arbitration of financial services disputes), and the terms of these Arbitration Provisions. In the event of any inconsistency, the terms of these Arbitration Provisions shall control. The arbitration shall be administered by the Parties and not the AAA and shall be conducted, unless

Page 81 otherwise required by Law, at a location selected solely by Administrative Agent in any U.S. state where real or tangible personal property collateral for this credit is located or where Borrower has a place of business. If there is no such state, Administrative Agent shall select a location in California. (iii) If aggregate Disputes are One Million Dollars ($1,000,000) or less: (A) All issues shall be heard and determined by one neutral arbitrator. The arbitrator shall have experience with commercial financial services disputes and, if possible, prior judicial experience, and shall be selected pursuant to the AAA “Arbitrator Select: List and Appointment” process, to be initiated by Administrative Agent. If the AAA “Arbitrator Select: List and Appointment” process is unavailable, Administrative Agent shall initiate any successor process offered by the AAA or a similar process offered by any other nationally recognized alternative dispute resolution organization. (B) Unless the arbitrator has a dispositive motion under advisement or unforeseeable and unavoidable conflicts arise (as determined by the arbitrator), all arbitration hearings shall commence within ninety (90) days of the appointment of the arbitrator, and under any circumstances the award of the arbitrator shall be issued within one hundred twenty (120) days of the appointment of the arbitrator. (C) A Party shall be entitled to take no more than two (2) fact depositions, one or both of which may be taken in accordance with Fed. R. Civ. P. 30(b)(6), plus depositions of any experts designated by the other Party, each of seven (7) hours or less, during pre-hearing discovery. (D) There shall be no written discovery requests except a Party may serve document requests on the other Party not to exceed twenty (20) in number, including subparts. The requests shall be served within forty-five (45) days of the appointment of the arbitrator and shall be responded to within twenty-one (21) days of service. (iv) If aggregate Disputes exceed One Million Dollars ($1,000,000): (A) The issues shall be heard and determined by one neutral arbitrator selected as above unless either Party requests that all issues be heard and determined by three (3) neutral arbitrators. In that event, each Party shall select an arbitrator with experience with commercial financial services disputes, and the two arbitrators shall select a third arbitrator, who shall have prior judicial experience. If the arbitrators cannot agree, the third arbitrator shall be selected pursuant to the AAA “Arbitrator Select: List and Appointment” process, to be initiated by Administrative Agent. (B) Unless the arbitrator(s) have a dispositive motion under advisement or other good cause is shown (as determined by the arbitrator(s)), all arbitration hearings shall commence within one hundred twenty (120) days of the appointment of the arbitrator(s), and under any circumstances the award of the

Page 82 arbitrator(s) shall be issued within one hundred eighty (180) days of the appointment of the arbitrator(s). (C) A Party shall be entitled to take no more than five (5) fact depositions, one or more of which may be taken in accordance with Fed. R. Civ. P. 30(b)(6), plus depositions of any experts designated by the other Party, each of seven (7) hours or less, during pre-hearing discovery. (D) There shall be no written discovery requests except a Party may serve document requests on the other Party not to exceed thirty (30) in number, including subparts. The requests shall be served within forty-five (45) days of the appointment of the arbitrator(s) and shall be responded to within twenty-one (21) days of service. (v) Where a Party intends to rely upon the testimony of an expert on an issue for which the Party bears the burden of proof, the expert(s) must be disclosed within thirty (30) days following the appointment of the arbitrator(s), including a written report in accordance with Fed. R. Civ. P. 26(a)(2)(B). The arbitrator(s) shall exclude any expert not disclosed strictly in accordance herewith. The other Party shall have the right within thirty (30) days thereafter to take the deposition of the expert(s) (upon payment of the expert’s reasonable fees for the in-deposition time), and to identify rebuttal expert(s), including a written report in accordance with Fed. R. Civ. P. 26(a)(2)(B). (vi) The arbitrator(s) shall consider and rule on motions by the Parties to dismiss for failure to state a claim; to compel; and for summary judgment, in a manner substantively consistent with the corresponding Federal Rules of Civil Procedure. The arbitrator(s) shall enforce the “Apex” doctrine with regard to requested depositions of high-ranking executives of both Parties. The arbitrator(s) shall exclude any Dispute not asserted within thirty (30) days following the demand for arbitration. This shall not prevent a Party from revising the calculation of damages on any existing theory. All discovery shall close at least one (1) week before any scheduled hearing date, and all hearing exhibits shall have been exchanged by the same deadline or they shall not be given weight by the arbitrator(s). (vii) The arbitrator(s) will give effect to applicable statutes of limitations in determining any Dispute and shall dismiss the Dispute if it is barred by the statutes of limitations. For purposes of the application of any statutes of limitations, the service of a written demand for arbitration or counterclaim pursuant to the notice section of this Agreement is the equivalent of the filing of a lawsuit. At the request of any Party made at any time, including at confirmation of an award, the resolution of a statutes of limitations defense to any Dispute shall be decided de novo by a court of competent jurisdiction rather than by the arbitrator(s). Otherwise, any dispute concerning these Arbitration Provisions or whether a Dispute is arbitrable shall be determined by the arbitrator(s), except as otherwise set forth in this Dispute Resolution Provision. (viii) The arbitrator(s) shall have the power to award legal fees and costs relating to the arbitration proceeding and any related litigation or arbitration, pursuant to

Page 83 the terms of this Agreement. The arbitrator(s) shall provide a written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and have judgment entered and enforced. (ix) The filing of a court action is not intended to constitute a waiver of the right of any Party, including the suing Party, thereafter to require submittal of the Disputes to arbitration. (x) The arbitration proceedings shall be private. All documents, transcripts, and filings received by any Party shall not be disclosed by the recipient to any third parties other than attorneys, accountants, auditors, and financial advisors acting in the course of their representation, or as otherwise ordered by a court of competent jurisdiction. Any award also shall be kept confidential, although this specific requirement shall be void once the award must be submitted to a court for enforcement. The Parties agree that injunctive relief, including a temporary restraining order, from a trial court is the appropriate relief for breach of this Subsection, and they waive any security or the posting of a bond as a requirement for obtaining such relief. (d) Self-Help. This Dispute Resolution Provision does not limit the right of any Party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non- judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights; or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies. (e) Class Action Waiver. Any arbitration or court trial (whether before a judge or jury or pursuant to judicial reference) of any Dispute will take place on an individual basis without resort to any form of class or representative action (the “Class Action Waiver”). THE CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM. Regardless of anything else in this Dispute Resolution Provision, the validity and effect of the Class Action Waiver may be determined only by a court or referee and not by an arbitrator. The Parties to this Agreement acknowledge that the Class Action Waiver is material and essential to the arbitration of any disputes between the Parties and is nonseverable from the agreement to arbitrate Disputes. If the Class Action Waiver is limited, voided, or found unenforceable, then the Parties’ agreement to arbitrate shall be null and void with respect to such proceeding, subject to the right to appeal the limitation or invalidation of the Class Action Waiver. THE PARTIES ACKNOWLEDGE AND AGREE THAT UNDER NO CIRCUMSTANCES WILL A CLASS ACTION BE ARBITRATED. (f) Jury Waiver. By agreeing to judicial reference or binding arbitration, the Parties irrevocably and voluntarily waive any right they may have to a trial by jury as permitted by Law in respect of any Dispute. Furthermore, without intending in any way to limit the provisions hereof, to the extent any Dispute is not submitted to judicial reference or arbitration, the Parties irrevocably and voluntarily waive any right they may have to a trial by jury to the extent permitted by Law in respect of such Dispute. This waiver of jury trial shall remain in effect even if the Class Action Waiver is limited, voided, or found unenforceable. WHETHER THE

Page 84 CLAIM IS DECIDED BY JUDICIAL REFERENCE, BY ARBITRATION, OR BY TRIAL BY A JUDGE, THE PARTIES AGREE AND UNDERSTAND THAT THE EFFECT OF THIS DISPUTE RESOLUTION PROVISION IS THAT THEY ARE GIVING UP THE RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION, AND (iii) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE. (g) Real Property Secured Dispute. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event shall the Arbitration Provisions apply to any Dispute if the Dispute, at the time of the proposed submission to arbitration, arises from or relates to an obligation to Administrative Agent or Lender secured by real property. In this case, all of the parties to this Agreement, in their sole and absolute discretion, must consent to submission of the Dispute to arbitration. 9.21 Service of Process. Borrower hereby irrevocably designates and appoints Michael Bender as Borrower’s authorized agent to accept and acknowledge on Borrower’s behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with the Loan in any state or federal court sitting in the State of California. If such agent shall cease so to act, Borrower shall irrevocably designate and appoint without delay another such agent reasonably satisfactory to Administrative Agent and shall promptly deliver to Administrative Agent evidence in writing of such agent’s acceptance of such appointment and its agreement that such appointment shall be irrevocable. Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with the Loan by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof upon the agent hereinabove designated and appointed by Borrower as Borrower’s agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing herein or in any other Loan Document shall (i) affect the right of Administrative Agent to serve process in any manner otherwise permitted by Law or (b) limit the right of Administrative Agent on behalf of the Lenders otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions. 9.22 No Delays; Defaults. No delay or omission of Administrative Agent or Lenders to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No delay or omission on the part of Administrative Agent or Lenders to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of any Security Instrument following any Default as aforesaid, or any other option granted to

Page 85 Administrative Agent and Lenders hereunder in any one or more instances, or the acceptances by Administrative Agent or Lenders of any partial payment on account of the Obligations, shall constitute a waiver of any such Default, and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to Administrative Agent and/or Lenders is intended to be exclusive of any other remedies provided for in any Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under any Note or any of the other Loan Documents, or now or hereafter existing at Law or in equity or by statute. Every right, power and remedy given to Administrative Agent and Lenders by this Agreement, any Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against Borrower, Guarantor, any other Person liable for any part of the Obligations, the Property, or any other Collateral, and every right, power and remedy given by this Agreement, any Note or any of the other Loan Documents may be exercised from time to time as often as may be deemed expedient by the Required Lenders. No application of payments will cure any Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of Administrative Agent and Lenders hereunder or thereunder or at Law or in equity. 9.23 USA PATRIOT Act; Beneficial Ownership. Each Lender that is subject to the PATRIOT Act (as hereinafter defined) and Administrative Agent (for itself and not on behalf of any Lender) hereby notify Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), they are required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower, a Beneficial Ownership Certification, and other information that will allow such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the PATRIOT Act and the Beneficial Ownership Regulation. Borrower shall, promptly following a written request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation (provided, however, so long as Pacific Oak Strategic Opportunity REIT, Inc. maintains its status as an entity registered with the Securities Exchange Commission under the Securities Exchange Act of 1934, and such entity type at the time of such request is excluded from the definition of “legal entity customer” under the then applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation, no information regarding the shareholders of Pacific Oak Strategic Opportunity REIT, Inc. shall be required). 9.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

Page 86 (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable; (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 9.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guaranty, mortgage, or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

Page 87 9.26 Online Banking Portal. Borrower hereby represents and warrants to Administrative Agent and each Lender that each individual identified as an Authorized Signer in the Borrower’s Instruction Certificate has the power and authority to delegate, to one or more Authorized Portal Users, the power and authority to utilize and perform any and all Online Facility Transactions available to Borrower from time to time under any Online Banking Portal based on the terms of this Agreement and the Online Portal Agreements, and to bind Borrower with respect to any and all Online Facility Transactions performed on behalf of Borrower on such Online Banking Portal by such Authorized Portal Users. Such authorization may be changed only upon written notice to Administrative Agent accompanied by evidence, reasonably satisfactory to Administrative Agent, of the authority of the Person giving such notice. Such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Administrative Agent. Administrative Agent may rely, without further investigation, upon the foregoing representation and warranty by Borrower, and Administrative Agent shall not be responsible for any Online Facility Transactions or other actions taken by any Authorized Portal Users in connection with the Online Banking Portal. Additionally, Administrative Agent shall not be responsible to Borrower, any Lender or any other Person for any loss, claim, liability, damage, cost or expense resulting from, related to, arising from or caused by any Online Facility Transactions or other actions by any Authorized Portal Users on the Online Banking Portal. Any Online Portal Agreements delivered to Administrative Agent that are signed by an Authorized Signer shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of Borrower, and each Authorized Portal User shall be conclusively presumed to have acted on behalf of such Borrower. In the event of any conflict between the Online Portal Agreements and this Agreement, the terms of this Agreement shall control. 9.27 ENTIRE AGREEMENT. THE LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN AND AMONG BORROWER, ADMINISTRATIVE AGENT AND LENDERS WITH RESPECT TO THE TRANSACTIONS ARISING IN CONNECTION WITH THE LOAN, AND SUPERSEDE ALL PRIOR WRITTEN OR ORAL UNDERSTANDINGS AND AGREEMENTS BETWEEN AND AMONG BORROWER, ADMINISTRATIVE AGENT AND LENDERS WITH RESPECT TO THE MATTERS ADDRESSED IN THE LOAN DOCUMENTS. IN PARTICULAR, AND WITHOUT LIMITATION, THE TERMS OF ANY COMMITMENT LETTER, LETTER OF INTENT OR QUOTE LETTER BY ADMINISTRATIVE AGENT OR ANY LENDER TO MAKE THE LOAN ARE MERGED INTO THE LOAN DOCUMENTS. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENTS TO EXTEND THE TERM OF THE LOAN PAST ITS STATED MATURITY DATE OR TO PROVIDE BORROWER WITH FINANCING EXCEPT AS SET FORTH IN THE LOAN DOCUMENTS. EXCEPT AS INCORPORATED IN WRITING INTO THE LOAN DOCUMENTS, THERE ARE NOT, AND WERE NOT, AND NO PERSONS ARE OR WERE AUTHORIZED BY ADMINISTRATIVE AGENT OR ANY LENDER TO MAKE, ANY REPRESENTATIONS, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES, ORAL OR WRITTEN, WITH RESPECT TO THE MATTERS ADDRESSED IN THE LOAN DOCUMENTS. BORROWER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR

Page 88 PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO THIS AGREEMENT, THE NOTES OR OTHERWISE IN RESPECT OF THE LOAN, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (X) INJUNCTIVE RELIEF, (Y) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (Z) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM. 9.28 Limitation on Liability. To the fullest extent permitted by applicable Law, Borrower shall not assert, and Borrower hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, the Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. 9.29 Third Parties; Benefit. All conditions to the obligation of Lenders or Administrative Agent to make advances hereunder are imposed solely and exclusively for the benefit of Lenders, Administrative Agent and their assigns and no other Persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lenders or Administrative Agent will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lenders or Administrative Agent at any time in the sole and absolute exercise of their discretion. Subject to Section 8.14, the provisions of this Agreement and, except to the extent expressly set forth therein, each other Loan Document, are for the sole benefit of Administrative Agent, Lenders and Borrower, and no other Person shall have any right or cause of action on account thereof or interest therein. 9.30 Other Transactions. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), Borrower acknowledges and agrees, and acknowledges Guarantor’s and Borrower’s other Affiliates’ understanding, that (except in each case as required by applicable Law): (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger, and the Lenders are arm’s-length commercial transactions between Borrower, Guarantor and their respective Affiliates, on the one hand, and Administrative Agent, the Arranger, and the Lenders, on the other hand, (ii) each of Borrower and Guarantor has consulted its own legal, accounting, regulatory and tax advisors to the extent

Page 89 it has deemed appropriate, and (iii) each of Borrower and Guarantor is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) Administrative Agent, the Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower, Guarantor or any of their respective Affiliates, or any other Person and (ii) neither Administrative Agent, the Arranger, nor any Lender has any obligation to Borrower, Guarantor or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) Administrative Agent, the Arranger, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrower, Guarantor and their respective Affiliates, and neither Administrative Agent, the Arranger, nor any Lender has any obligation to disclose any of such interests to Borrower, Guarantor or any of their respective Affiliates. To the fullest extent permitted by law, each of Borrower and Guarantor hereby waives and releases any claims that it may have against Administrative Agent, the Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association or special relationship between Borrower and Administrative Agent or any Lender or in any way make Administrative Agent or any Lender a co-principal with Borrower with reference to the Property or otherwise. In no event shall Administrative Agent’s or Lenders’ rights and interests under the Loan Documents be construed to give Administrative Agent or any Lender the right to control, or be deemed to indicate that Administrative Agent or any Lender is in control of, the business, properties, management or operations of Borrower. In no event shall Administrative Agent’s or Lenders’ rights and interests under the Loan Documents be construed to give Administrative Agent or any Lender the right to control, or be deemed to indicate that Administrative Agent or any Lender is in control of, the business, properties, management or operations of Borrower. 9.31 Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members of Borrower, or to any shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of Borrower with respect to the obligations of Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan. 9.32 Additional Representations. (a) On each date on which a Swap Transaction, if any, is entered into, Borrower will be deemed to represent to Administrative Agent and Lenders that Borrower is a Qualified ECP Borrower (or if any Affiliate of Borrower entered into such Swap Transaction, that each such Affiliate is a Qualified ECP Borrower (assuming for this purpose only that such Affiliate was a “Borrower” hereunder).

Page 90 (b) On each date on which a Swap Transaction is entered into, each guarantor, if any, of Borrower’s (or any such Affiliate’s) Swap Obligations that are included as part of the indebtedness and/or obligations the payment and/or performance of which are guaranteed by such guarantor is an “eligible contract participant,” as such term is defined in the Commodity Exchange Act. 9.33 Ownership; Merger; Consolidation; Purchase or Sale of Assets. (a) Borrower will not Transfer, or contract to Transfer, all or any part of the Property or any legal or beneficial interest therein (except for certain Transfers of the Accessories (as defined in each Security Instrument) and other Transfers expressly permitted in this Section 9.33 and/or in the applicable Security Instrument). The Transfer of fifty percent (50%) or more of the membership interests in any Borrower (whether in one or more transactions during the term of the Loan) shall be deemed to be a prohibited Transfer of the Property. (b) Notwithstanding anything stated to the contrary herein, the following Transfers and/or transactions shall not be prohibited (and shall be expressly permitted) (each a “Permitted Transfer”): (i) any transfers (or the pledge or encumbrance) of equity interests or other interests in Guarantor, or in any of the direct or indirect owners of Guarantor (including, without limitation, Pacific Oak Strategic Opportunity Limited Partnership, PACIFIC OAK (BVI) HOLDINGS, LTD., or Pacific Oak Strategic Opportunity REIT, Inc. shall not be prohibited (and shall be expressly permitted) provided that Pacific Oak Strategic Opportunity REIT, Inc. continues to own, either directly or indirectly, not less than a fifty-one percent (51%) of the ownership interests in, and Controls, Guarantor and each Borrower, and so long as the transferee in each instance is not a Prohibited Person, provided, however, the foregoing restriction on transfers to Prohibited Persons shall not apply to transfers of shares of Pacific Oak Strategic Opportunity REIT, Inc. so long as Pacific Oak Strategic Opportunity REIT, Inc. maintains its status as an entity registered with the Securities Exchange Commission under the Securities Exchange Act of 1934 and such entity type at the time of such request is excluded from the definition of “legal entity customer” under the then applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation (such transfers, “REIT Registered Shares Transfers”); (ii) a guaranty and/or indemnity agreement is executed by Guarantor, PACIFIC OAK SOR (BVI) HOLDINGS, LTD., and/or Pacific Oak Strategic Opportunity Limited Partnership, for their respective subsidiaries; and (iii) Pacific Oak Strategic Opportunity Limited Partnership, Pacific Oak Strategic Opportunity REIT, Inc., and any of the other parties owning interests in Pacific Oak Strategic Opportunity Limited Partnership, direct or indirect, shall be permitted to obtain loans from, or incur indebtedness to any third-party lender (each a “Secondary Loan”) and pledge their respective interests (direct or indirect) in Pacific Oak Strategic Opportunity Limited Partnership, PACIFIC OAK SOR (BVI) HOLDINGS, LTD., and Guarantor, as security for any such Secondary Loan so long as (A) no Borrower nor any

Page 91 Borrower’s sole member’s membership interest in such Borrower are pledged to secure such Secondary Loan, and (B) any default under a Secondary Loan resulting in a foreclosure of the pledged interests and a transfer of such interest to the lender of the Secondary Loan shall be deemed a Default under the Loan Documents. (c) Borrower shall provide (i) fifteen (15) days prior written notice to Administrative Agent of any proposed Permitted Transfer under clause (i) above (other than any REIT Registered Shares Transfers) which results in any Person previously owning, directly or indirectly, less than a twenty-five percent (25%) ownership interest in any Borrower now owning, directly or indirectly, a twenty-five percent (25%) or greater ownership interest in any Borrower (or, in each case, such lesser equity interest as may be required by applicable Law or the KYC Equity Ownership Percentage, and of which Administrative Agent has previously notified Borrower in writing) (the “KYC Threshold”), and (ii) notice within five (5) days of any Borrower’s receipt of knowledge of any foreclosure of the pledged interests in any Secondary Loan, which results in any Person previously owning, directly or indirectly, less than a twenty- five percent (25%) ownership interest in any Borrower now owning, directly or indirectly, a twenty-five percent (25%) or greater ownership interest in any Borrower (or, in each case, such lesser equity interest as may be required by applicable Law or the KYC Equity Ownership Percentage, and of which Administrative Agent has previously notified Borrower in writing), together with (to the extent available) a description of such transfer, the interest transferred and the identity of the transferor and transferee, including, without limitation, all documentation and other information that Administrative Agent or any Lender reasonably requests in order to comply with its ongoing obligations (as determined by Administrative Agent or such Lender) under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). For avoidance of doubt, if any proposed Permitted Transfer under clause (i) above does not result in any Person previously owning, directly or indirectly, less than a twenty-five percent (25%) ownership interest in any Borrower now owning, directly or indirectly, greater than or equal to the KYC Threshold, then no prior written notice to Administrative Agent shall be required under this subsection (c). 9.34 Co-Borrowers; Joint and Several Liability. (a) Each Borrower agrees that it is jointly and severally liable to Administrative Agent and Lenders for the payment or performance of all Obligations, and that such liability is independent of the obligations of the other Borrowers. Administrative Agent and the Lenders would not have agreed to make the Loan but for the agreement of each Borrower to be jointly and severally liable for each and every obligation of Borrowers set forth herein, and each of Administrative Agent, each Lender and each Borrower has received sufficient consideration for its agreement to be bound by and to the extent of the terms hereof. In particular, each Borrower is of the view that the financial accommodations offered to each Borrower under this Agreement will enhance the aggregate powers of Borrowers, and that each Borrower will receive substantial direct and/or indirect benefits by reason of the making of the Loan and other financial accommodations provided herein. Notwithstanding the foregoing, however, the obligations of each Borrower hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent

Page 92 transfer or conveyance under Section 548 of the Bankruptcy Code or any comparable provisions of any similar federal or state law. (b) Administrative Agent and Lenders may bring an action against any Borrower, whether an action is brought against the other Borrowers. Each Borrower agrees that any release which may be given by Administrative Agent or any Lender to any other Borrower will not release such Borrower from its obligations under this Agreement or any of the other Loan Documents. (c) Each Borrower waives any right to assert against Administrative Agent or any Lender any defense, setoff, counterclaim or claim that such Borrower may have against any other Borrower or any other party liable to Administrative Agent or any Lender for the obligations of such Borrower under this Agreement or any of the other Loan Documents. (d) Each Borrower agrees that it is solely responsible for keeping itself informed as to the financial condition of any other Borrowers and of all circumstances which bear upon the risk of nonpayment. Each Borrower waives any right it may have to require Administrative Agent or any Lender to disclose to such Borrower any information that Administrative Agent or any Lender may now or hereafter acquire concerning the financial condition of any other Borrowers. (e) Each Borrower waives all rights to notices of default or nonperformance by any other Borrower under this Agreement and the other Loan Documents. Each Borrower further waives all rights to notices of the existence or the creation of new indebtedness by any other Borrower. (f) Until all obligations of Borrower under this Agreement and the other Loan Documents have been paid or otherwise performed in full, each Borrower waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, that such Borrower may now or hereafter have against any other Borrower with respect to the Obligations. Each Borrower waives any right to enforce any remedy which Administrative Agent or any Lender now has or may hereafter have against any other Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Administrative Agent or Lenders. (g) Each Borrower hereby waives any election of remedies by Administrative Agent or any Lender that impairs any subrogation or other right of such Borrower to proceed against any other Borrower or other person, including any loss of rights resulting from any applicable anti deficiency laws relating to nonjudicial foreclosures of real property or other laws limiting, qualifying or discharging obligations or remedies. (h) The parties hereto recognize and acknowledge that a Borrower may from time to time have advanced to it under the Loan an aggregate principal amount in excess of the borrowing that would otherwise be supported by Collateral owned by such Borrower and encumbered under a Security Instrument. The Loan has been established in the manner provided herein (and with the possible result referred to in the foregoing sentence) at the express request of, and to accommodate the administrative and operational requirements of, Borrowers and

Page 93 Guarantor. Specifically, the Loan might have been established to provide a limit on direct borrowings by each Borrower consistent with the specific borrowing base limitations imposed by Collateral owned by such Borrower, with additional credit needs of such Borrower in excess thereof being accommodated by inter-company loans from Borrower(s) with excess borrowing capacity to such other Borrower requiring additional funds. However, for administrative and operational reasons imposed by Borrowers and Guarantor, as aforesaid, the Loan has been established as provided herein, but with the intention, as confirmed in subsection (i) below, that Borrowers ultimately share, among themselves, repayment obligations under the Loan to the same extent as if such borrowings had been made under the alternative disbursement procedure described in the preceding sentence. (i) Without limiting the joint and several liability of each Borrower to Administrative Agent and the Lenders under this Agreement, the Note and other Loan Documents, each Borrower hereby severally covenants and commits to indemnify and hold harmless each other Borrower from and against any liability (in the form of indebtedness repaid to Administrative Agent and Lenders under the Loan, including foreclosure under any Security Instrument) incurred by such other Borrower to Administrative Agent and Lenders under or pursuant to this Agreement or any Note in respect of such indebtedness incurred by the indemnifying Borrower. The effect of the foregoing shall be that, as between the Borrowers, each shall be responsible to reimburse the other Borrowers to the end that each Borrower hereunder ultimately bears the burden of payment of its respective share of indebtedness incurred under and pursuant to the Loan. (j) In connection with the Borrowers’ joint and several obligations under the Loan Documents, each Borrower hereby waives the following rights and defenses: (i) any defense based upon any legal disability or other defense of any other Borrower, or by reason of the cessation or limitation of the liability of any other Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents; (ii) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any Borrower or any principal thereof or any defect in the formation of any Borrower or any such principal; (iii) any defense based upon the application by any Borrower of the proceeds of the Loan for purposes other than the purposes permitted under this Agreement or any other Loan Document; (iv) any and all rights and defenses arising out of an election of remedies by Administrative Agent and/or any Lender, even though that election of remedies, such as non-judicial foreclosure with respect to security for any Property, has destroyed all rights of any party to a deficiency judgment against the owner of such Property of subrogation and reimbursement against the principal by the operation of any applicable anti- deficiency law or otherwise, and, as a consequence, will destroy all rights which any Borrower would otherwise have (including, without limitation, the right of subrogation, the right of reimbursement, and the right of contribution) to proceed against such other Borrower; (v) any defense based upon Lender’s failure to disclose any information concerning any other Borrower’s financial condition or any other circumstances bearing on any other Borrower’s ability to pay all sums payable under any Note or any of the other Loan Documents; (vi) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects ore burdensome than that of a principal; (vii) any defense based upon the Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any

Page 94 successor statute; (viii) any defense based upon, any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (ix) any right of subrogation, any right to enforce any remedy which Administrative Agent and/or the Lenders may have against any other Borrower and any right to participate in, or benefit from, any security for the Notes or the other Loan Documents now or hereafter held by Administrative Agent and/or any Lender; (x) to the extent permitted by Law, any defense or benefits that may be derived from CCP Sections 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction and all other anti-deficiency and one form of action defenses under the Laws of California and any other jurisdiction, (xi) to the extent permitted by Law, any right to a fair value hearing under CCP Section 580a, or any other similar Law, to determine the size of any deficiency owing (for which any Borrower would be liable hereunder) following a non-judicial foreclosure sale, (xii) to the extent permitted by Law, any rights, defenses and benefits that may be derived from Sections 2787 to 2855, inclusive, of the California Civil Code or comparable provisions of the Laws of any other jurisdiction, and (xiii) the benefit of any statute of limitations affecting the liability of each Borrower or the enforcement hereof. Each Borrower agrees that the payment of all sums payable under the Note or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or other Loan Documents shall similarly operate to toll the statute of limitations applicable to each Borrower’s liability hereunder. Without limiting the generality, of the foregoing or any other provision hereof, each Borrower expressly waives to the extent permitted by law any and all rights and defenses which might otherwise be available to it under applicable law. Subject to the terms and conditions of this Agreement, Administrative Agent may (A) apply security and direct the order or manner of sale thereof as Administrative Agent in its sole discretion may determine; and (B) release, substitute or add any one or more endorsers of the Note or guarantors of Borrowers’ obligations under the Note or the other Loan Documents. If all or any portion of the Obligations of any Borrower are paid or performed, the Obligations of each other Borrower hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Administrative Agent or any Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents. (k) Without limiting subsection (j) above, each Borrower hereby specifically waives presentment, demand, protest and notice of any kind and without limiting the generality of the foregoing or any provision of subsection (j) above, each Borrower further expressly waives to the extent permitted by law any and all rights and defenses, including, without limitation, any rights of subrogation, and, except as expressly provided for in this Agreement, any rights of reimbursement, indemnification and contribution, which might otherwise be available to such Borrower. (l) In any provision of this Agreement where any Borrower makes a representation, warranty or covenant, such representation, warranty or covenant shall constitute a separate representation, warranty or covenant made by each Borrower as to itself as to the content and substance thereof; (m) In any provision of this Agreement where any Borrower makes an agreement or covenant, such agreement or covenant shall be a separate agreement or covenant of each

Page 95 Borrower, and each such entity shall be jointly and severally liable with each other such entity for the full and faithful performance thereof, without regard to whether (i) any Borrower shall have better rights to control or assure the performance of such agreement or covenant or (ii) such agreement or covenant affects an individual Property in which any Borrower does not have a direct interest; (n) If any Borrower by its action or inaction causes a Default to occur, the lack of fault or breach by any other Borrower shall neither serve nor be deemed to halt such Default nor prevent, delay or impair the exercise by Administrative Agent or the Lenders of their remedies as provided in this Agreement; provided, however, that each Borrower shall have the right to cure a default by any other Borrower to the same extent and during the same time period as the defaulting Borrower; (o) In exercising any remedies herein after a Default and during its continuance, Administrative Agent and the Lenders shall be permitted to exercise such remedies as stated herein against any or all of the Borrowers, or none of them, as Administrative Agent or the Lenders shall determine, and any lack of fault or lack of breach by any other Borrower shall not prevent, delay or impair the pursuit or implementation of any such remedies against them; (p) It is the intent of the parties in making any determination under this Agreement, including in determining whether (a) a breach of a representation, warranty or a covenant has occurred, or (b) there has occurred a Default, that any such breach, occurrence or event with respect to any Borrower shall be deemed to be such a breach, occurrence or event with respect to all Borrowers and that all Borrowers need not have been involved with such breach, occurrence or event in order for the same to be deemed such a breach, occurrence or event with respect to every Borrower; provided, however, that each Borrower shall have the right to cure a default by any other Borrower to the same extent and the same time period as the defaulting Borrower; and (q) Each Borrower agrees that neither Administrative Agent nor any Lender will be required to inquire as to the disposition by any Borrower of funds disbursed in accordance with the terms of the Loan Documents. 9.35 Keepwell. Each Borrower that is a Qualified ECP Borrower at the time any Specified Borrower either becomes jointly and severally liable for any Swap Obligations pursuant to the terms of this Agreement or grants a security interest to secure Swap Obligations, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Borrower with respect to such Swap Obligation as may be needed by such Specified Borrower from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Borrower’s obligations and undertakings hereunder voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Borrower under this paragraph shall remain in full force and effect until all Obligations have been indefeasibly paid and performed in full. Each Borrower intends this paragraph to constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of, each Specified Borrower for all purposes of the Commodity Exchange Act.

Page 96 9.36 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Marquette Loan Agreement effective from and after the Closing Date. From and after the Closing Date, this Agreement shall exclusively control and govern the mutual rights and obligations of the parties hereto with respect to the Loan, and the Existing Marquette Loan Agreement shall be superseded by this Agreement in all respects, in each case, on a prospective basis only. The execution and delivery of this Agreement shall not constitute a novation of the loan or other obligations owing to Administrative Agent or Lenders under the Existing Marquette Loan Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the loan described in the Existing Marquette Loan Agreement shall be amended, supplemented, modified and restated in its entirety by the Loan described herein. Any inconsistency between the terms of this Agreement and the Existing Marquette Loan Agreement shall be controlled by the terms hereof. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [The balance of this page is intentionally left blank.]

[Signature Page to Amended and Restated Loan Agreement] IN WITNESS WHEREOF, THIS AMENDED AND RESTATED LOAN AGREEMENT IS EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN. BORROWER: 1180 RAYMOND URBAN RENEWAL, LLC, a Delaware limited liability company By: Pacific Oak SOR Acquisition XI, LLC, a Delaware limited liability company, its sole member By: Pacific Oak SOR Properties, LLC, a Delaware limited liability company, its sole member By: Pacific Oak SOR (BVI) Holdings, Ltd, a British Virgin Islands company limited by shares, its sole member By: Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership, its sole shareholder By: Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation, its sole general partner By: /s/ Michael A. Bender Name: Michael A. Bender Title: Chief Financial Officer [Signatures continued on following page]

[Signature Page to Amended and Restated Loan Agreement] PACIFIC OAK SOR AUSTIN SUBURBAN PORTFOLIO, LLC, a Delaware limited liability company By: Pacific Oak SOR Acquisition XVIII, LLC, a Delaware limited liability company, its sole member By: Pacific Oak SOR Properties, LLC, a Delaware limited liability company, its sole member By: Pacific Oak SOR (BVI) Holdings, Ltd., a British Virgin Islands company limited by shares, its sole member By: Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership, its sole shareholder By: Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation, its sole general partner By: /s/ Michael A. Bender Name: Michael A. Bender Title: Chief Financial Officer [Signatures continued on following page]

[Signature Page to Amended and Restated Loan Agreement] PACIFIC OAK SOR II OAKLAND CITY CENTER, LLC, a Delaware limited liability company By: Pacific Oak SOR II Acquisition VII, LLC, a Delaware limited liability company, its sole member By: Pacific Oak SOR US Properties II LLC, a Delaware limited liability company, its sole member By: Pacific Oak Strategic Opportunity Limited Partnership II, a Delaware limited partnership, its sole member By: Pacific Oak SOR II, LLC, a Maryland limited liability company, its sole general partner By: Pacific Oak SOR II Holdings, LLC, a Maryland limited liability company, its sole member By: Pacific Oak SOR Properties, LLC, a Delaware limited liability company, its sole member By: Pacific Oak SOR (BVI) Holdings, Ltd., a British Virgin Islands company limited by shares, its sole member By: Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership, its sole shareholder By: Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation, its sole general partner By: /s/ Michael A. Bender Name: Michael A. Bender Title: Chief Financial Officer [Signatures continued on following page]

[Signature Page to Amended and Restated Loan Agreement] PACIFIC OAK SOR MARQUETTE PLAZA, LLC, a Delaware limited liability company By: Pacific Oak SOR Acquisition XXXIII, LLC, a Delaware limited liability company, its sole member By: Pacific Oak SOR Properties, LLC, a Delaware limited liability company, its sole member By: Pacific Oak SOR (BVI) Holdings, Ltd., a British Virgin Islands company limited by shares, its sole member By: Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership, its sole shareholder By: Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation, its sole general partner By: /s/ Michael A. Bender Name: Michael A. Bender Title: Chief Financial Officer Borrower’s Address for Notices: 1180 Raymond Urban Renewal, LLC; Pacific Oak SOR Austin Suburban Portfolio, LLC; Pacific Oak SOR II Oakland City Center, LLC; and Pacific Oak SOR Marquette Plaza, LLC c/o Pacific Oak Capital Advisors LLC 3200 Park Center Drive, Suite 800 Costa Mesa, California 92626 Attn: Brian Ragsdale Telephone: (949) 617-1448 Electronic Mail: bragsdale@pac-oak.com [Signatures continue on following page]

[Signature Page to Amended and Restated Loan Agreement] BANK OF AMERICA, N.A., a national banking association, individually as Administrative Agent, and a Lender By: /s/ Harvey Cohen Name: Harvey Cohen Title: Senior Vice President

B-1 EXHIBIT “B” DEFINITIONS 1. DEFINITIONS: As used in this Agreement and the attached exhibits, the following terms shall have the following meanings: “Actual Operating Revenue” means, with respect to any period of time, all income, computed on an annualized basis in accordance with generally accepted accounting principles, consistently applied, from the ownership and operation of the Property, on a combined basis, from whatever source (other than any source affiliated with Borrower or Guarantor), including Rents, utility charges, escalations, service fees or charges, license fees, parking fees, other required pass-throughs, and, with respect to any Lease executed (or that commences) during the applicable Calculation Period, income generated by such Lease calculated as if the Lease was in effect as of the first day of such Calculation Period, but excluding sales, use and occupancy or other Taxes on receipts required to be accounted for by the applicable Borrower to any Governmental Authority, refunds from tenants, uncollectible accounts, sales of furniture, fixtures and equipment, interest income, Condemnation Awards, Insurance Proceeds (other than business interruption or other loss of income insurance), unforfeited security deposits, utility and other similar deposits, income from tenants not paying rent, income from tenants in bankruptcy, and non-recurring or extraordinary income, including lease termination payments. Except as otherwise expressly provided herein, Actual Operating Revenue shall be net of rent concessions and credits. Actual Operating Revenue shall be subject to appropriate seasonal and other adjustments in Administrative Agent’s reasonable discretion. “Additional Advance” means a single advance of Loan proceeds on the Closing Date in the amount of One Hundred Twenty-Seven Million, Five Hundred Seventy-Six Thousand Four Hundred Forty-One and 77/100 Dollars ($127,576,441.77). “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent Advances” has the meaning set forth in Section 8.12(a). “Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on the Schedule of Lenders, or such other address or account as Administrative Agent hereafter may from time to time notify Borrower and Lenders. “Administrative Agent’s Time” means the time of day observed in the city where Administrative Agent’s Office is located, provided that so long as Bank of America shall serve as Administrative Agent, “Administrative Agent’s Time” shall mean Pacific time. “Administrative Questionnaire” means an Administrative Questionnaire in a form approved by Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

B-2 “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning set forth in Section 9.2.8(c). “Aggregate Commitments” means the Commitments of all Lenders. “Agreement” has the meaning set forth in the introductory paragraph of this Agreement, and includes all exhibits attached hereto and referenced in Section 1.1. “Amended and Restated Marquette Security Instrument” means that certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed and delivered by Marquette Borrower, in favor of in favor of Administrative Agent as security for the Obligations and encumbering the Property described therein, as the same may be amended, restated, supplemented or modified from time to time, which amends and restates in its entirety the Existing Marquette Mortgage. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Manager” means Borrower, and with respect to any Property, CBRE, Inc., a Delaware corporation, Transwestern, Jones Lang LaSalle, Pinnacle Property Management Services Northeast LLC, a Delaware limited liability company, or any other reputable and creditworthy property manager, subject to the prior approval of Administrative Agent, not to be unreasonably withheld, with a portfolio of properties comparable to the applicable Property under active management. “Arranger” means Bank of America, N.A., in its capacity as sole lead arranger and sole bookrunner. “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit “E”. “Austin Land” means the real property described in Exhibit “A-2” attached hereto. “Austin Property” means the real and personal property conveyed and encumbered by the Security Instrument executed and delivered by Austin Borrower in favor of Administrative Agent as security for the Obligations. “Authorized Person” means any representative of Borrower duly designated by Borrower in the Borrower’s Instruction Certificate, authorized in accordance with the governing documents of Borrower and all Laws applicable to Borrower, to bind Borrower requesting disbursements of Loan proceeds. An Authorized Person may also have the authority to perform Online Facility Transactions that may be granted to an Authorized Portal User under any Online Banking Portal if designated as such by an Authorized Signer in the Online Portal Agreements. Authorized Person also includes any individual who is an Authorized Person of a Controlling Entity of Borrower.

B-3 “Authorized Portal User” means any and all individuals to whom access to an Online Banking Portal is granted, whether (a) by such individual being designated as an authorized user (or other applicable designation) of such Online Banking Portal as set forth in the Online Portal Agreements, or (b) by such individual utilizing log-in credentials of an authorized user (or other applicable designation) of such Online Banking Portal, or (c) in any other manner pursuant to the terms of the Online Portal Agreements. “Authorized Signer” means any representative of Borrower duly designated by Borrower as such in the Borrower’s Instruction Certificate, authorized in accordance with the governing documents of Borrower and all applicable Laws to: (a) bind Borrower and to act for Borrower for all purposes in connection with the Loan, including but not limited to, requesting disbursements of Loan proceeds, requesting interest rate changes, obtaining information pertaining to the Loan, requesting any action under the Loan Documents, providing any certificates, and appointing and changing any Authorized Persons; and (b) delegate his/her authority to any Authorized Portal User solely to allow such Authorized Portal Users to perform Online Facility Transactions on any Online Banking Portal in accordance with the terms of this Agreement and the Online Portal Agreements. Authorized Signer includes, as to any Borrower, any individual who is an Authorized Signer of a Controlling Entity of such Borrower. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and its successors. “Bankruptcy Code” means Title 11 of the United States Code, as in effect from time to time. “Base Rate” means, on any day, a fluctuating rate per annum equal to the Base Rate Margin plus the highest of: (a) the Federal Funds Rate for that day plus ½ of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “Prime Rate,” or (c) one percent (1.00%). “Base Rate Margin” means one hundred seventy-five (175) basis points per annum. “Base Rate Principal” means, at any time, the Principal Debt minus the portion, if any, of such Principal Debt which is BSBY Rate Principal. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

B-4 “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Bloomberg” means Bloomberg Index Services Limited. “Borrower” has the meaning set forth in the introductory paragraph of this Agreement. Notwithstanding the foregoing, upon the release of such Borrower and the release or reconveyance of a Property owned by a particular Borrower from the lien of the applicable Security Instrument pursuant to Section 4.27, such Borrower shall cease to be a “Borrower” for all purposes under this Agreement. “Borrower Detail Form” means Borrower’s detail form provided in the form attached hereto as Exhibit “P”. “Borrower Materials” has the meaning set forth in Section 9.2.7. “Borrower’s Deposit Account” means an account established with Administrative Agent pursuant to the terms of Section 4.7. “Borrower’s Instruction Certificate” means a certificate provided by or on behalf of Borrower in the form attached hereto as Exhibit “N”, designating certain Authorized Persons and Authorized Signers as set forth therein. “BSBY” means the Bloomberg Short-Term Bank Yield Index rate. “BSBY Daily Floating Rate” means, for any day, a fluctuating rate of interest per annum equal to the BSBY Screen Rate two (2) Business Days prior to such day for a term of one (1) month; provided that if the rate is not published on such determination date then BSBY Daily Floating Rate means the BSBY Screen Rate on the first (1st) Business Day immediately prior thereto; provided, further, if the BSBY Daily Floating Rate determined in accordance with the foregoing provisions of this definition would otherwise be less than zero percent (0.00%), the BSBY Daily Floating Rate shall be deemed zero percent (0.00%) for purposes of this Agreement. “BSBY Margin” means two hundred seventy-five (275) basis points per annum. “BSBY Rate” means, for any day, a fluctuating rate per annum equal to the BSBY Margin plus the BSBY Daily Floating Rate.

B-5 “BSBY Rate Advance” means an advance of the Loan by Lenders to Borrower or any portion of the Loan held by a Lender which bears interest at an applicable BSBY Rate at the time in question. “BSBY Rate Principal” means any portion of the Principal Debt which bears interest at an applicable BSBY Rate at the time in question. “BSBY Replacement Date” has the meaning specified in Section 2.4. “BSBY Screen Rate” means BSBY as administered by Bloomberg (or any successor administrator satisfactory to Administrative Agent) and published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time). “Budget” has the meaning set forth in Section 4.9(c). “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Administrative Agent’s Office is located and, if such day relates to any BSBY Rate Advance or BSBY Rate Principal, in New York City. “Business Plan” has the meaning set forth in Section 8.10(c). “Calculation Period” means the three (3) month period ending on the applicable Determination Date. “Casualty” means any act or occurrence of any kind or nature that results in damage, loss or destruction to the Property. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline, or directive (whether or not having the force of Law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines, or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, or issued. “Checking Account” means account no. ending in XXXX of Administrative Borrower maintained with Administrative Agent (or such other account of Administrative Borrower maintained with Administrative Agent as Administrative Borrower may from time to time designate).

B-6 “Civil Asset Forfeiture Reform Act” means the Civil Asset Forfeiture Reform Act of 2000 (18 U.S.C. Sections 983 et seq.), as amended from time to time, and any successor thereto. “Claim” means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including fees, costs and expenses of attorneys, consultants, contractors and experts. “Closing Checklist” means that certain Closing Requirements and Checklist setting forth the conditions for closing the Loan and recording each Security Instrument. “Closing Date” means the date of this Agreement. “Collateral” means any property of Borrower that is subject to a lien or security interest security any of the Obligations pursuant to any Security Instrument or any other Loan Document. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Commitment” means, as to each Lender, its obligation to advance its Pro Rata Share of the Loan in an aggregate principal amount not exceeding the amount set forth opposite such Lender’s name on the Schedule of Lenders at any one time outstanding, as such amount may be reduced or adjusted from time to time in accordance with this Agreement. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” has the meaning set forth in Section 9.2.3. “Condemnation” means any taking of title to, use of, or any other interest in the Property under the exercise of the power of condemnation or eminent domain, whether temporarily or permanently, by any Governmental Authority or by any other Person acting under or for the benefit of a Governmental Authority. “Condemnation Awards” means any all judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with BSBY or any proposed Successor Rate, as applicable, any conforming changes to the definition of “BSBY,” timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day,” timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption and implementation of such applicable rate, and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not

B-7 administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Constituent Member” means the constituent members or other direct equity owners of a Person. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Substances Act” means the Controlled Substances Act (21 U.S.C. Sections 801 et seq.), as amended from time to time, and any successor statute. “Controlling Entity” means any entity having the power and authority to Control the business and activities and otherwise bind Borrower, pursuant to the governing documents of Borrower and applicable Law, such as a general partner of a partnership or a manager or managing member of a limited liability company. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning set forth in Section 9.25. “Credit Party” has the meaning set forth in Section 8.19. “Daily Simple SOFR” with respect to any applicable determination date means the secured overnight financing rate (“SOFR”) published on such date by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source). “Debt Service” means as of any Determination Date, the payments of principal and interest that would have been payable under a hypothetical loan during a twelve (12) month period, assuming (a) an initial loan balance equal to the Principal Debt then outstanding, (b) an imputed interest rate equal to the greater of (i) seven and one-quarter of one percent (7.25%) per annum, and (ii) the then applicable ten (10) year Treasury bond yield plus two and one-half of one percent (2.5%) per annum, and (c) amortization of the principal indebtedness over a thirty (30) year amortization period.

B-8 “Debt Service Coverage Ratio” means, as of any Determination Date, for the applicable Calculation Period the ratio, as determined by Administrative Agent, of Net Operating Income to Debt Service as determined by Borrower and approved by Administrative Agent it its reasonable discretion. “Debtor Relief Law(s)” means the Bankruptcy Code of the United States, and all other applicable liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” has the meaning set forth in Section 7.1. “Default Rate” shall have the meaning set forth in Section 1.4.5. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 8.13.2, any Lender that (a) has failed to (i) fund all or any portion of its advances within two (2) Business Days of the date such advances were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to advances (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified Borrower or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity , or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow, or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender

B-9 is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 8.13.2) as of the date established therefor by Administrative Agent in a written notice of such determination, which shall be delivered by Administrative Agent to Borrower and each Lender promptly following such determination. “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction. “Determination Date” means any date as of which Administrative Agent shall calculate the Debt Service Coverage Ratio. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” has the meaning set forth in Section 9.2.3. “Electronic Record” has the meaning set forth in Section 9.2.3. “Electronic Signature” has the meaning set forth in Section 9.2.3. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 9.4(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 9.4(b)(iii)). “Environmental Agreement” means the Amended and Restated Environmental Indemnity Agreement, dated as of the Closing Date, by and between Borrower and Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

B-10 “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an advance of the Loan or a Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in such advance of the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 2.7) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.1(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.1(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Loans” means individually and the Existing Marquette Loan and Other Existing Loans. “Existing Marquette Loan” has the meaning given to such term in the recitals. “Existing Marquette Loan Agreement” has the meaning given to such term in the recitals. “Expenses” means all actual, out-of-pocket fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after a Default) by Administrative Agent or any Lender in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in each Security Instrument or any of the other Loan Documents, including reasonable attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property. “Extension Term” has the meaning set forth in Section 1.6(b). “FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “FEMA” means the Federal Emergency Management Agency or any successor agency.

B-11 “Financial Statements” means for each reporting party, a balance sheet, income statement, statements of cash flow, cash flow projections (cash flow projections to be provided only at fiscal year-end and upon Administrative Agent’s request), real estate schedules providing details on each individual real property in the reporting party’s portfolio, including, but not limited to raw land, land under development, construction in process and stabilized properties and unless Administrative Agent otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity. For purposes of this definition and any covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period.” “First Extended Maturity Date” means September 1, 2027. “Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, and (c) the National Flood Insurance Reform Act of 1994, and any regulation promulgated thereto, each as amended and together with any successor Law of such type. “Foreign Lender” means (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Date” means the date on which the Advance shall occur. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor” means PACIFIC OAK SOR PROPERTIES, LLC, a Delaware limited liability company. “Guaranty” means the Amended and Restated Guaranty Agreement of even date herewith executed by Guarantor in favor of Administrative Agent for the ratable benefit of Lenders, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified. “Hedge Bank” means any Person in its capacity as a Swap Counterparty.

B-12 “Improvements” means all buildings, structures and replacements thereof and other improvements now or hereafter existing, erected or placed on any of the Land, including all fixtures of every kind and nature whatsoever forming part of said structures and/or buildings together with any on-site improvements and off-site improvements in any way used or to be used in connection with the use, enjoyment, occupancy or operation of any of the Land. Notwithstanding the foregoing, upon the release or reconveyance of a Property from the lien of the applicable Security Instrument pursuant to Section 4.27(d), the Improvements located on and comprising such Property shall cease to be “Improvements” for all purposes under this Agreement. “Indebtedness” means any and all obligations, indebtedness and liabilities of Borrower that constitute Obligations. “Indemnified Liabilities” has the meaning set forth in Section 9.1. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower or Guarantor under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Initial Maturity Date” means September 1, 2026. “Insurance Premiums” means those premiums due in connection with any insurance policies required to be maintained by Borrower pursuant to any Loan Document. “Insurance Proceeds” means the insurance claims under and the proceeds of any and all policies of insurance covering the Property or any part thereof, including all returned and unearned premiums with respect to any insurance relating to such Property, in each case whether now or hereafter existing or arising. “KYC Equity Ownership Percentage” means the percentage of direct or indirect ownership interests in the Borrower owned by a Person following a transfer which results in Administrative Agent’s or any Lender’s internal policies reasonably requiring a description of such transfer, the interest transferred and the identity of the transferor and transferee, including, without limitation, all documentation and other information that Administrative Agent or any Lender reasonably requests in order to comply with its ongoing obligations (as determined by Administrative Agent or such Lender) under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), provided, however, that any change in the KYC Equity Ownership Percentage shall not be effective until Administrative Agent or the applicable Lender has notified Borrower in writing of such change. “Land” means, individually and collectively, (a) the Raymond Land, (b) the Austin Land, (c) the Oakland Land, and (d) the Marquette Land. Notwithstanding the foregoing, upon the release or reconveyance of a Property from the lien of the applicable Security Instrument pursuant to Section 4.27(d), the land comprising such Property shall cease to be “Land” for all purposes under this Agreement.

B-13 “Law” or “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. With respect to Borrower and the Property, “Law” or “Laws” includes the PATRIOT Act and all regulations promulgated thereunder, and all Laws pertaining to the construction, sale, leasing or use of the Improvements and to access and facilities for handicapped or disabled persons, including and to the extent applicable, any building codes, the Controlled Substances Act, the Flood Insurance Laws, the Federal Architectural Barriers Act (42 U.S.C. § 4151 et seq.), the Fair Housing Amendments Act of 1988 (42 U.S.C. § 3601 et seq.), the Americans With Disabilities Act of 1990 (42 U.S.C. § 12101 et seq.), the Rehabilitation Act of 1973 (29 U.S.C. § 794), each as amended to date and further amended from time to time. “Lease(s)” means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash or security deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due thereunder. “Leasing Commissions” means reasonable and customary commissions paid in connection with a Lease to a real estate broker licensed in the state where the applicable Property is located, under commission agreements containing such terms and provisions as are then prevailing between third party, unaffiliated owners and brokers for comparable leases of space at properties similar to such Property in the market area in which such Property is located. “Lender” or “Lenders” means, singly or collectively, each lender from time to time party to this Agreement. “Lender Net Disposition Proceeds” has the meaning set forth in Section 8.10(e). “Lending Office” means, as to any Lender, the office or offices of such Lender described as such on the Schedule of Lenders, or such other office or offices as such Lender may from time to time notify Borrower and Administrative Agent. “Loan” means the Existing Marquette Loan, as modified and increased hereby to the maximum principal amount of One Hundred Eighty-Eight Million Thirty-Five Thousand Nine Hundred Forty-Three and No/100 Dollars ($188,035,943.00). “Loan Documents” means this Agreement (including all exhibits), each Security Instrument, any Note, the Environmental Agreement, the Manager Subordination Agreement, any Swap Contract, the Guaranty, financing statements, and such other documents evidencing,

B-14 securing or pertaining to the Loan as shall, from time to time, be executed and/or delivered by Borrower, Guarantor or any other Person to Administrative Agent or any Lender pursuant to this Agreement, as they may be amended, modified, restated, replaced and supplemented from time to time. “Loan-to-Value Ratio” means, as of any date of determination, (i) the outstanding principal balance of the Loan, divided by (ii) the combined appraised “As-Is” value of the Property set forth in a then-current appraisal of the Property obtained by Administrative Agent as of any calculation of the Loan-to-Value Ratio. “Management Agreement” means a separate agreement entered into by an Approved Manager and each Borrower in accordance with this Agreement with respect to the Property owned by such Borrower, and any replacement management agreement therefor. “Manager Subordination Agreement” means, individually and collectively, using an interpretation most favorable to Administrative Agent and Lenders, or as the context shall require, each separate Assignment and Subordination of Property Management Agreement dated as of or after the Closing Date, by and among Administrative Agent, Borrower and the Approved Manager for the Property, as amended, modified, replaced, restated, extended or renewed from time to time. “Marquette Land” means the real property described in Exhibit “A-4” attached hereto. “Marquette Property” means the real and personal property conveyed and encumbered by the Amended and Restated Marquette Security Instrument executed and delivered by Marquette Borrower in favor of Administrative Agent as security for the Obligations. “Master Agreement” has the meaning set forth in the definition of “Swap Contract” set forth in this Exhibit “B”. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the Property, or the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrower or Guarantor; (b) a material impairment of the ability of any party to the Loan Documents to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any party to the Loan Documents of any Loan Document to which it is a party. “Maturity Date” means the Initial Maturity Date, the First Extended Maturity Date, or the Second Extended Maturity Date, as applicable, as it may be earlier accelerated or extended in accordance with the terms hereof. “Minimum Release Price” means: (i) prior to Borrower’s payment in full of the first Required Principal Payment, (a) with respect to the Austin Property, Twenty-Five Million One Hundred Sixty-One Thousand One Hundred Sixteen and No/100 Dollars ($25,161,116.00), (b) with respect to the Oakland Property, Seventy-Four Million Four Hundred Fifty-Six Thousand Three

B-15 Hundred Sixty-Five and No/100 Dollars ($74,456,365.00), and (c) with respect to the Marquette Property, Fifty-Four Million Five Hundred Fifty-Eight Thousand Five Hundred Forty-Three and No/100 Dollars ($54,558,543.00); and (ii) following Borrower’s payment in full of the first Required Principal Payment, (a) with respect to the Austin Property, Twenty-Three Million Eight Hundred Twenty- Three Thousand Fifteen and No/100 Dollars ($23,823,015.00), (b) with respect to the Oakland Property Seventy Million Four Hundred Ninety-Six Thousand Six Hundred Seventy-Seven and No/100 Dollars ($70,496,677.00), and (c) with respect to the Marquette Property, Fifty-One Million Six Hundred Fifty-Seven Thousand Forty-Eight and No/100 Dollars ($51,657,048.00). “Net Operating Income” means, on a combined basis, with respect to any period of time, the amount obtained by subtracting actual Operating Expenses from Actual Operating Revenue. “Net Proceeds” when used with respect to any Condemnation Awards or Insurance Proceeds, means the gross proceeds from any Condemnation or Casualty remaining after payment of all expenses, including attorneys’ fees, incurred in the collection of such gross proceeds. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.9 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means the Promissory Note(s) executed by Borrower and payable to the order of each Lender pursuant to this Agreement in the amount of such Lender’s Commitment and collectively in the maximum amount of the Loan substantially in the form of Exhibit “F”, together with all replacements and substitutes thereof, in each case, as amended, modified, replaced, restated, extended or renewed from time to time. As of the date hereof, the Amended and Restated Promissory Note, dated as of the Closing Date, executed by Borrower and payable to Bank of America, N.A., as Lender, in the maximum principal amount of the Loan, is the only Note issued and outstanding pursuant to this Agreement. “Notice” means a notice, request, consent, demand or other communication given in accordance with the provisions of Section 9.2.8 of this Agreement. “Oakland Land” means the real property described in Exhibit “A-3” attached hereto. “Oakland Property” means the real and personal property conveyed and encumbered by the Security Instrument executed and delivered by Oakland Borrower in favor of Administrative Agent as security for the Obligations. “Obligations” means all liabilities, obligations, covenants and duties of, Borrower arising under or otherwise with respect to any Loan Document or any Swap Contract, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due,

B-16 now existing or hereafter arising and including interest and fees that accrue after the commencement by or against Borrower or any other party to a Loan Document of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceedings. Notwithstanding any language contained in the Loan Documents, the Obligations of Borrower to pay and perform under the Environmental Agreement are unsecured. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Online Banking Portal” means any online banking portal and/or electronic transmission system as shall be made available by Administrative Agent for use by Borrower to conduct Online Facility Transactions in connection with the terms of this Agreement and the applicable Online Portal Agreements. “Online Portal Agreements” means all applicable treasury services agreements, terms and conditions (including any booklet with respect thereto), acceptance of services, cash management agreements and terms and conditions (including any booklet with respect thereto), supplements, addenda, amendments, setup and authorization forms, and/or any other documentation which Borrower is required to execute or agree to with respect to the use of, and conducting of any Online Facility Transactions on, the Online Banking Portal from time to time (including any of the foregoing agreed to or accepted by an Authorized Portal User in a “clickwrap” or “clickthrough” agreement on any such Online Banking Portal), and any and all amendments, restatements and modifications thereto. “Online Facility Transactions” means any transactions that Authorized Portal Users may execute on the Online Banking Portal, including but not limited to: (a) electronically view Borrower’s Loan information, (b) to upload documentation; and (c) to take any actions allowed under the Online Banking Portal based on the terms of the Online Portal Agreements, which may include, but not be limited to, making payments on the Loan, submitting rollover notices (if applicable), and any other actions which may be allowed under the Online Banking Portal at any time in the future, all in accordance with the terms of this Agreement and the Online Portal Agreements executed by Borrower. “Operating Expenses” means, with respect to any period of time, the total of all expenses actually paid or payable, computed on an annualized basis in accordance with generally accepted accounting principles, consistently applied, of whatever kind relating to the ownership, operation, maintenance or management of the Property, on a combined basis, including utilities, ordinary repairs and maintenance, insurance premiums, ground rents, if any, license fees, Taxes, advertising expenses, payroll and related taxes, management fees equal to the greater of three percent (3.0%) of Actual Operating Revenue or the management fees actually paid under all applicable management agreements, operational equipment or other lease payments as approved by Administrative Agent, but specifically excluding depreciation and amortization, impairments, income Taxes, debt service on the Loan, any item of expense that would otherwise be covered by the provisions hereof but which is paid by any tenant under such tenant’s Lease or other agreement provided such reimbursement by tenant is not included in the calculation of Actual Operating Revenue. Operating Expenses shall be subject to appropriate seasonal and other

B-17 adjustments which are either (i) recommended by Borrower and approved by Administrative Agent in Administrative Agent’s reasonable discretion, or (ii) otherwise made by Administrative Agent in Administrative Agent’s reasonable discretion. “OREO Property Manager” has the meaning specified in Section 8.10(b). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned any interest in the Loan or any Loan Document). “Other Existing Loans” has the meaning set forth in Recital D above. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from a receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.7). “PACE Financing” means any property assessed clean energy financing or similar energy efficiency or renewable energy financing repaid through assessments against property (without regard to the name given to such financing). “Participant” has the meaning set forth in Section 9.4(d). “PATRIOT Act” has the meaning set forth in Section 9.23. “Payments” has the meaning set forth in Section 8.11. “Permitted Encumbrances” means the encumbrances set forth in Exhibit “M”. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Platform” has the meaning set forth in Section 9.2.7. “Potential Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become a Default. “Prime Rate” means a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such Prime Rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

B-18 “Principal Debt” means the aggregate unpaid principal balance of the Loan at the time in question. “Prohibited Person” means any individual or entity that is (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority, (c) any individual or entity that is owned or Controlled by, acting on behalf of, or an Affiliate of, an individual or entity listed in the previous clause (a) or (b), or (d) located, organized or resident in a Designated Jurisdiction. “Property” means, individually and collectively, using an interpretation most favorable to Administrative Agent and Lenders, or as the context shall require, (a) the Raymond Property, (b) the Austin Property, (c) the Oakland Property, and (d) the Marquette Property. Notwithstanding the foregoing, upon the release or reconveyance of a Property from the lien of the applicable Security Instrument pursuant to Section 4.27, such Property shall cease to be a “Property” for all purposes under this Agreement. “Pro Rata Share” means, with respect to each Lender at any time, a fraction expressed as a percentage, the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments at such time or, if the Aggregate Commitments have been terminated, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the total outstanding amount of all Indebtedness held by such Lender at such time and the denominator of which is the total outstanding amount of all Indebtedness at such time. The initial Pro Rata Share of each Lender named on the signature pages hereto is set forth opposite the name of that Lender on the Schedule of Lenders. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning set forth in Section 9.2.7(b). “Purchase Offer” has the meaning set forth in Section 8.10(e). “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning set forth in Section 9.25. “Qualified ECP Borrower” means, at any time, each Borrower with total assets exceeding Ten Million Dollars ($10,000,000) or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Raymond Land” means the real property described in Exhibit “A-1” attached hereto.

B-19 “Raymond Property” means the real and personal property conveyed and encumbered by the Security Instrument executed and delivered by Raymond Borrower in favor of Administrative Agent as security for the Obligations. “Real Property Taxes” mean taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including all taxes assessed against the Property or any part thereof. “Recipient” means Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of Borrower or Guarantor under the Loan Documents. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and such Person’s Affiliates. “Release Price” means Release Price (Apartment) or Release Price (Office), as applicable. “Release Price (Apartment)” means, with respect to the Raymond Property (i) prior to Borrower’s full satisfaction of the Specified Paydown Requirement, Sixty Million Six Hundred Sixty Thousand and No/100 Dollars ($60,660,000.00), and (ii) following Borrower’s full satisfaction of the Specified Paydown Requirement, Forty-Seven Million One Hundred Eighty Thousand and No/100 Dollars ($47,180,000.00). “Release Price (Office)” means, with respect to the release of the Austin Property, Oakland Property and/or the Marquette Property, as applicable, an amount equal to the greater of: (i) the Minimum Release Price applicable to such Property, together with all unpaid interest, fees and expenses relating thereto, all as reasonably determined by Administrative Agent; and (ii) a sum such that, after giving effect to the release of the applicable Release Property and the payment of such release price, the Debt Service Coverage Ratio achieved by the Remaining Property as of the most recently ended calendar quarter shall be not less than 1.05 to 1.00. “Release Property” has the meaning set forth in Section 4.27(a). “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York. “Remaining Property” means, on any date of determination, all Property then subject to a first priority lien in favor of Administrative Agent pursuant to a Security Instrument; provided,

B-20 however, for the purposes of Section 4.27, the “Remaining Property” shall exclude the applicable Release Property. “Rents” means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Property or any part thereof, or arising from the use or enjoyment of the Property or any part thereof, including all such amounts paid under or arising from any of the Leases and all fees, charges, accounts or other payments for the use or occupancy of rooms or other public facilities within the Property or any part thereof. “Replacement Note” has the meaning set forth in Section 9.4(b). “Required Principal Payment” means an amount equal to Ten Million Dollars and No/100 Dollars ($10,000,000.00). “Required Lenders” means as of any date of determination at least two (2) Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitments or, if the Aggregate Commitments have been terminated, at least two Lenders holding in the aggregate at least sixty-six and two-thirds percent (66-2/3%) of the total outstanding amount of all Indebtedness; provided that the Commitment of, and the portion of the total outstanding amount of all Indebtedness held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Lenders. At any time that there is only one (1) Lender, then “Required Lenders” shall mean such Lender. At any time that there are only two (2) Lenders, then, subject to the following sentence, “Required Lenders” shall mean each such Lender. At any time that all but one (1) of the Lender are Defaulting Lenders, then “Required Lenders” shall mean the non-Defaulting Lender. “Requirements” means, collectively, all applicable orders, restrictions and requirements of, and all written agreements with and written commitments to, any Governmental Authority, including any utility district or similar authority, having jurisdiction over the Property, including all Laws, ordinances and resolutions relating to zoning, land use, building, health and environmental requirements, all subdivision and platting requirements, all recorded covenants and restrictions affecting the Property, and any similar order, ordinance, resolution or requirement by such Governmental Authority. “Rescindable Amount” has the meaning set forth in Section 1.7(b). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any equity or other ownership interest in Borrower or any subsidiary of Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity or other ownership interests in Borrower or any subsidiary of Borrower or any option, warrant or other right to acquire any such equity or other ownership interest in Borrower or any subsidiary of Borrower; provided, however, that any insurance proceeds received by Borrower pursuant to any

B-21 Environmental Insurance Policy disbursed to Guarantor pursuant to and in accordance with Section 2(f) of the Rider attached to the Guaranty shall not constitute a Restricted Payment. “Sanction(s)” means any international economic sanction administered or enforced by the United States Government, including OFAC, the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority. “Schedule of Lenders” means the schedule of Lenders party to this Agreement as set forth on Exhibit “G”, as it may be modified from time to time in accordance with this Agreement. “Scheduled Unavailability Date” has the meaning set forth in Section 2.4. “Second Extended Maturity Date” means September 1, 2028. “Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit “L”. “Security Instrument” means, individually and collectively, using an interpretation most favorable to Administrative Agent and Lenders, or as the context shall require (i) the Amended and Restated Marquette Security Instrument, and (ii) each first priority mortgage, deed of trust, deed to secure debt or similar security instrument executed and delivered by Borrower in favor of Administrative Agent as security for the Obligations and encumbering the Property described therein, in each case, as the same may be amended, restated, supplemented or modified from time to time. “SOFR” has the meaning set forth in the definition of “Daily Simple SOFR”. “SOFR Adjustment” with respect to Daily Simple SOFR means 0.11448% (11.448 basis points); and with respect to Term SOFR means 0.11448% (11.448 basis points) for an interest period of one (1)-month’s duration, 0.26161% (26.161 basis points;) for an interest period of three (3)-months’ duration, 0.42826% (42.826 basis points) for an interest period of six (6)- months’ duration, and 0.71513% (71.513 basis points) for an interest period of twelve (12)- months’ duration. “Special Flood Hazard Area” means an area identified as such by the Administrator of FEMA using FEMA’s Flood Insurance Rate Map or FEMA’s Flood Hazard Boundary Map. “Specified Borrower” has the meaning set forth in Section 4.27(d). “Specified Paydown Requirement” has the meaning set forth in Section 1.6(a). “State” means the State of California. “Survey” means a map or plat of survey of the Land described therein which conforms with Administrative Agent’s survey requirements set forth in the Closing Checklist or as otherwise approved by Administrative Agent in its sole discretion; which, for the avoidance of

B-22 doubt, shall include all surveys of the Land which were delivered to Administrative Agent in connection with the Existing Loans. “Swap Contract” means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any agreement or contract that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act and CFTC Regulation 1.3(xxx), any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., and any other master agreement, entered into on or prior to the Closing Date or any time after the Closing Date, between Swap Counterparty and Borrower, together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time. “Swap Counterparty” means any Person in its capacity as a party to a Swap Contract that, at the time it enters into a Swap Contract not prohibited under this Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, in the case of a Swap Contract with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Swap Counterparty only through the stated termination date (without extension or renewal) of such Swap Contract and provided further that for any of the foregoing to be included as a “Swap Contract” on any date of determination by Administrative Agent, the applicable Hedge Bank (other than Administrative Agent or an Affiliate of Administrative Agent) must have delivered a Secured Party Designation Notice to Administrative Agent prior to such date of determination. “Swap Obligation” means any obligation to pay or perform under any Swap Contract, or any other agreement, contract or transaction entered into in connection with a Swap Transaction. “Swap Transaction” means any transaction entered into by Borrower that is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, spot or floor transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, in connection with the Loan. “Tax” or “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tenant Improvements” means the construction and related work to be undertaken by Borrower pursuant to any Lease as tenant improvements. “Termination Fee Deposit” shall have the meaning set forth in Section 4.18. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body for a one (1) month interest

B-23 period (or if there is no one (1) month interest period applicable to SOFR, the closest corresponding interest period of SOFR). “Title Company” means First American Title Insurance Company. “Title Insurance” means the loan policy or policies of title insurance issued to Administrative Agent for the benefit of Lenders by the Title Company, in an amount acceptable to Administrative Agent, insuring the validity and priority of each Security Instrument encumbering any portion of the Land and Improvements for the benefit of Administrative Agent and Lenders. “Transfer” means any direct or indirect sale, assignment, conveyance, change of Control or transfer, including any Contract of Sale and any other contract or agreement to sell, assign, convey or transfer, whether made voluntarily or by operation of Law or otherwise, and whether made with or without consideration. “UCC” means the Uniform Commercial Code as in effect in the State of California; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Property is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.1(e)(ii)(B)(III). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised

B-24 under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.